As filed with the Securities and Exchange Commission on May 1, 2000
                                                               File Nos. 33-1922
                                                                        811-4506

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                                 -------------


                                   FORM N-1A
                             REGISTRATION STATEMENT

                                   Under the
                             SECURITIES ACT OF 1933
                                                                             [X]
                        Post-Effective Amendment No. 32
                                                                             [X]
                                      and

                             REGISTRATION STATEMENT

                                   Under the
                         INVESTMENT COMPANY ACT OF 1940
                                                                             [X]

                                Amendment No. 35
                                                                             [X]

                                 -------------


                           THE PHOENIX-ENGEMANN FUNDS
                  (formerly called Pasadena Investment Trust)
               (Exact Name of Registrant as Specified in Charter)


                                -------------


         600 North Rosemead Boulevard, Pasadena, California 91107-2133
                    (Address of Principal Executive Office)

                                 (626) 351-9686
             (Registrant's Telephone Number, Including Area Code)

                                 ROGER ENGEMANN
         600 North Rosemead Boulevard, Pasadena, California 91107-2138
                    (Name and Address of Agent for Service)


                                 -------------


        It is proposed that this filing will become effective:


        [X] Immediately upon filing pursuant to paragraph (b) of Rule 485, or
        - on      pursuant to paragraph (b) of Rule 485, or
        - 60 days after filing pursuant to paragraph (a)(1) of Rule 485, or

        - on            pursuant to paragraph (a)(1) of Rule 485, or
        - 75 days after filing pursuant to paragraph (a)(2) of Rule 485, or
        - on          pursuant to paragraph (a)(2) of Rule 485.

                                -------------

                    Please Send Copy of Communications to:

                               Pamela S. Sinofsky
                 Assistant Vice President and Assistant Counsel
                       Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                               Hartford, CT 06115
                                 (860) 403-6785
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           THE PHOENIX-ENGEMANN FUNDS
                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)
                        UNDER THE SECURITIES ACT OF 1933



                                                      Part A:
                                        Information Required in Prospectus
Item Number Form N-1A Part A                                    Prospectus Caption
-------------------------------------------------------------   ---------------------------------------------------
 1.     Front and Back Cover Pages                              Cover Page, Back Cover Page
 2.     Risk/Return Summary: Investments, Risks,                Investment Risk and Return Summary
        Performance
 3.     Risk/Return Summary: Fee Table                          Fund Expenses
 4.     Investment Objectives, Principal Investment             Investment Risk and Return Summary; Additional
        Strategies, and Related Risks                           Investment Techniques
 5.     Management's Discussion of Fund Performance             Performance Tables
 6.     Management, Organization, and Capital Structure         Management of the Fund
 7.     Shareholder Information                                 Pricing of Fund Shares; Sales Charges; Your
                                                                Account; How to Buy Shares; How to Sell Shares;
                                                                Things You Should Know When Selling Shares;
                                                                Account Policies; Investor Services; Tax Status of
                                                                Distributions
 8.     Distribution Arrangements                               Sales Charges
 9.     Financial Highlights Information                        Financial Highlights
                                                        Part B:
                              Information Required in Statement of Additional Information
Item Number Form N-1A, Part B                                   Statement of Additional Information Caption
10.     Cover Page and Table of Contents                        Cover Page, Table of Contents
11.     Fund History                                            The Fund
12.     Description of the Fund and Its Investment Risks        Investment Objectives and Policies; Investment
                                                                Restrictions
13.     Management of the Fund                                  Management of the Trust
14.     Control Persons and Principal Holders of Securities     Management of the Trust
15.     Investment Advisory and Other Services                  Services of the Adviser; The Distributor;
                                                                Distribution Plans; Other Information
16.     Brokerage Allocation and Other Practices                Portfolio Transactions and Brokerage
17.     Capital Stock and Other Securities                      Other Information
18.     Purchase, Redemption, and Pricing of Shares             Net Asset Value; How to Buy Shares; Investor
                                                                Account Services; Redemption of Shares; Tax
                                                                Sheltered Retirement Plans
19.     Taxation of the Fund                                    Dividends, Distributions and Taxes
20.     Underwriters                                            The Distributor
21.     Calculation of Performance Data                         Performance Information
22.     Financial Statements                                    Financial Statements
                                                         Part C
                 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

[FRONT COVER]


Phoenix Investment Partners

                                   Prospectus
                                                                     May 1, 2000


ENGEMANN


Phoenix-Engemann
Balanced Return Fund

Phoenix-Engemann
Focus Growth Fund

Phoenix-Engemann
Nifty Fifty Fund

Phoenix-Engemann
Small & Mid-Cap
Growth Fund

Phoenix-Engemann
Value 25 Fund


                                        Neither the Securities and Exchange
                                        Commission nor any state securities
                                        commission has approved or
                                        disapproved of these securities or
                                        determined if this prospectus is
                                        truthful or complete. Any representation to the contrary is a criminal offense.

                                        This prospectus contains important
                                        information about the Phoenix-
                                        Engemann Balanced Return Fund,
                                        Phoenix-Engemann Focus Growth
                                        Fund, Phoenix-Engemann Nifty
                                        Fifty Fund, Phoenix-Engemann Small
                                        & Mid-Cap Growth Fund, and
                                        Phoenix-Engemann Value 25 Fund
                                        that you should know before investing.
                                        Please read it carefully and retain it
                                        for future reference.


[LOGO] PHOENIX
       INVESTMENT PARTNERS, LTD.

                                   Table of Contents
-----------------------------------------------------


  Phoenix-Engemann Balanced Return Fund

   Investment Risk and Return Summary ..........  1
   Fund Expenses ...............................  4
  Phoenix-Engemann Focus Growth Fund
   Investment Risk and Return Summary ..........  6
   Fund Expenses ...............................  9
  Phoenix-Engemann Nifty Fifty Fund
   Investment Risk and Return Summary .......... 11
   Fund Expenses ............................... 14
  Phoenix-Engemann Small & Mid-Cap
   Growth Fund
   Investment Risk and Return Summary .......... 16
   Fund Expenses ............................... 19
  Phoenix-Engemann Value 25 Fund
   Investment Risk and Return Summary .......... 21
   Fund Expenses ............................... 24
  Additional Investment Techniques ............. 26
  Management of the Funds ...................... 28
  Pricing of Fund Shares ....................... 30
  Sales Charges ................................ 31
  Your Account ................................. 34
  How to Buy Shares ............................ 35
  How to Sell Shares ........................... 35
  Things You Should Know When
    Selling Shares ............................. 36
  Account Policies ............................. 37
  Investor Services ...........................  39
  Tax Status of Distributions .................. 40
  Financial Highlights ......................... 40
  Additional Information ....................... 48

> Phoenix-
  Engemann
  Funds

               Phoenix-Engemann Balanced Return Fund
               Investment Risk and Return Summary
-------------------------------------------------------

               Investment Objective

               Phoenix-Engemann Balanced Return Fund has an investment objective to maximize total investment return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies

               > The fund seeks to achieve capital appreciation from high quality growth stocks balanced by income and capital preservation from U.S. Government securities. Under normal circumstances, the fund expects to invest at least 25% of its net assets in U.S. Government securities of any maturity. However, the balance between stocks and U.S. Government securities, at any time, will be within the sole discretion of the adviser.

               > The adviser uses a bottom-up stock selection process that looks for companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and favorable long-term outlooks. Generally, these will be companies with larger capitalizations.

               > Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.

               Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, all or part of the fund's assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this happens, the fund may not achieve its objective.

               Please see "Additional Investment Techniques" for other investment techniques of the fund.


                                         Phoenix-Engemann Balanced Return Fund 1

               Principal Risks

               If you invest in this fund, you risk that you may lose your investment.


               General

               The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

               Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


               Interest Rate Risk

               Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall.


               Credit risk

               Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater chance that the issuer will be unable to make such payments when due.


               Long-Term Maturities

               Fixed-income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.


               U.S. Government Obligations

               Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.



2 Phoenix-Engemann Balanced Return Fund

               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Balanced Return Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[Bar chart data]

Balanced Return Fund

1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
-0.39%    38.89%    4.49%     2.44%    -4.43%    27.18%    17.78%    18.98%     29.12%    18.10%



(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 20.76% (quarter ending December 31, 1998) and the lowest return for a quarter was (16.28)% (quarter ending September 30, 1990). Year-to-date performance (through March 31, 2000) was 6.91%.





                                                                                      Life of the Fund(2)
  Average Annual Total Returns(1)       One        Five        Ten
  (for the periods ending 12/31/99)     Year       Years       Years      Class A       Class B          Class C
  Class A Shares(3)                    11.31%     20.70%      13.74%         --             --               --
  Class B Shares                       13.22%     21.19%        N/A          --          16.42%              --
  Class C Shares                       17.22%     21.19%        N/A          --             --            16.42%
  S&P 500 Composite
  Stock Price Index(4)                 21.14%     28.66%      18.25%         --          23.71%           23.71%
  Lehman Brothers Government/
  Corporate Bond Index(5)              (2.15)%     7.60%       7.65%         --           5.48%            5.48%
  Balanced Benchmark(6)                12.21%     19.83%      13.85%         --          16.07%(7)        16.07%(7)



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.

(2) Class B and Class C Shares since January 3, 1994.

(3) Class A Share performance has been restated to reflect the deduction of the current maximum sales charge.

(4) The S&P 500 Composite Stock Price Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.

(5) The Lehman Brothers Government/Corporate Bond Index is an unmanaged but commonly used measure of bond performance. It includes securities in the Lehman Brothers Government and the Lehman Brothers Corporate Indices. The index's performance does not reflect sales charges.

(6) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Composite Stock Price Index return, 30% of the Lehman Brothers
Government/Corporate Bond Index return and 10% of the 90-day U.S. Treasury bill return. The index's performance does not reflect sales charges.



(7) Benchmark performance since January 31, 1994.


                                         Phoenix-Engemann Balanced Return Fund 3

               Fund Expenses
-------------------------------

               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                      Class A     Class B      Class C
                                                       Shares     Shares       Shares
                                                     --------- ------------ ------------
  Shareholder Fees (fees paid directly from
  your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)       5.75%       None         None
  Maximum Deferred Sales Charge (load) (as a           None      5%(a)         1%(b)
  percentage of the lesser of the value redeemed or
  the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                 None       None         None
  Redemption Fee                                       None       None         None
  Exchange Fee                                         None       None         None

                                                      Class A     Class B      Class C
                                                       Shares     Shares       Shares
                                                     --------- ------------ ------------
  Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
  Management Fees                                     0.74%       0.74%        0.74%
  Distribution and Service (12b-1) Fees(c)            0.25%       1.00%        1.00%
  Other Expenses(d)                                   0.47%       0.47%        0.47%
                                                      ----      --------     ---------
  Total Annual Fund Operating Expenses(d)             1.46%       2.21%        2.21%
                                                      ====      ========     =========


----------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "Sales Charges--Class B Shares Purchased Prior to January 20, 1998" in this prospectus.


(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


(d) Restated to reflect current fees.




Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4 Phoenix-Engemann Balanced Return Fund

Class        1 year   3 years   5 years   10 years
  Class A   $715     $1,010    $1,327    $2,221
  Class B   $624       $891    $1,185    $2,355
  Class C   $324       $691    $1,185    $2,544


You would pay the following expenses if you did not redeem your shares:



Class        1 year   3 years   5 years   10 years
  Class B   $224     $691      $1,185    $2,355
  Class C   $224     $691      $1,185    $2,544




                                         Phoenix-Engemann Balanced Return Fund 5

               Phoenix-Engemann Focus Growth Fund
               Investment Risk and Return Summary
-------------------------------------------------------

               Investment Objective


               Phoenix-Engemann Focus Growth Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies


               > The fund focuses on purchasing common stocks of domestic corporations with rapidly growing earnings. The companies may have small or large capitalizations and may be unseasoned or established. The adviser may also select stocks of companies that may not be experiencing rapid growth but, in the opinion of the adviser, are undervalued by other criteria of their fundamental net worth.

               > The adviser uses a bottom-up selection process to select stocks for the fund.

               > Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.

               Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, all or part of the fund's assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this happens, the fund may not achieve its objective.

               Please see "Additional Investment Techniques" for other investment techniques of the fund.



               Principal Risks


               If you invest in this fund, you risk that you may lose your investment.


               General

               The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decrease, you will lose money.

               Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.



6 Phoenix-Engemann Focus Growth Fund

               Growth Stocks

               Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.


               Small Capitalizations and Unseasoned Companies

               Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance. Investment returns of unseasoned and small capitalizations companies can be highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization and unseasoned company stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                            Phoenix-Engemann Focus Growth Fund 7

               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Focus Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.




[Bar chart data]

Focus Growth Fund

1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
-4.55%    67.85%    2.24%    -5.87%    -3.75%    27.16%    22.49%    16.04%     37.41%    49.74%



(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 35.36% (quarter ending December 31, 1998) and the lowest return for a quarter was (24.96)% (quarter ending September 30, 1998). Year-to-date performance (through March 31, 2000) was 7.22%.




                                                                                 Life of the Fund(2)
  Average Annual Total Returns(1)       One        Five         Ten
  (for the periods ending 12/31/99)    Year        Years       Years      Class A   Class B     Class C
  Class A Shares(3)                   41.13%      28.51%      17.93%         --        --          --
  Class B Shares                      44.64%      29.06%        N/A          --     22.91%         --
  Class C Shares                      48.64%      29.06%        N/A          --        --       22.91%
  S&P 500 Composite
  Stock Price Index(4)                21.14%      28.66%      18.25%         --     23.71%      23.71%


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.


(2) Class B and Class C Shares since January 3, 1994.

(3) Class A Share performance has been restated to reflect the deduction of the current maximum sales charge.

(4) The S&P 500 Composite Stock Price Index is an unmanaged but commonly used measure of common stock total return performance. The S&P's performance does not reflect sales charges.



8 Phoenix-Engemann Focus Growth Fund

               Fund Expenses
-------------------------------


               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                      Class A     Class B      Class C
                                                       Shares     Shares       Shares
                                                     --------- ------------ ------------
  Shareholder Fees (fees paid directly from
  your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)        5.75%       None        None
  Maximum Deferred Sales Charge (load) (as a           None        5%(a)       1%(b)
  percentage of the lesser of the value redeemed or
  the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                 None       None         None
  Redemption Fee                                       None       None         None
  Exchange Fee                                         None       None         None

                                                      Class A     Class B      Class C
                                                       Shares     Shares       Shares
                                                     --------- ------------ ------------
  Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
  Management Fees                                     0.79%       0.79%        0.79%
  Distribution and Service (12b-1) Fees(c)            0.25%       1.00%        1.00%
  Other Expenses(d)                                   0.41%       0.41%        0.41%
                                                      ----      --------     ---------
  Total Annual Fund Operating Expenses(d)             1.45%       2.20%        2.20%
                                                      ====      ========     =========


----------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "Sales Charges--Class B Shares Purchased Prior to January 20, 1998" in this prospectus.


(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(d) Restated to reflect current fees.




Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            Phoenix-Engemann Focus Growth Fund 9

Class        1 year   3 years   5 years   10 years
  Class A   $714     $1,007    $1,322    $2,210
  Class B   $623       $888    $1,180    $2,344
  Class C   $323       $688    $1,180    $2,534


You would pay the following expenses if you did not redeem your shares:



Class        1 year   3 years   5 years   10 years
  Class B   $223     $688      $1,180    $2,344
  Class C   $223     $688      $1,180    $2,534



10 Phoenix-Engemann Focus Growth Fund

               Phoenix-Engemann Nifty Fifty Fund
               Investment Risk and Return Summarys
-------------------------------------------------------


               Investment Objective

               Phoenix-Engemann Nifty Fifty Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective.



               Principal Investment Strategies


               > The fund seeks its investment objective by investing in at least 50 different securities that the adviser believes represent the best potential to achieve long-term growth of capital. The fund may, for short periods of time, have more or less than 50 different securities while it is adding or deleting a particular position.

               > Under normal circumstances, the fund expects to invest at least 75% of its assets in common stocks of high quality growth companies.

               > The adviser uses a bottom-up stock selection process that looks for companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and favorable long term outlooks. Generally, these will be larger capitalized companies.

               > Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.

               Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, all or part of the fund's assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this happens, the fund may not achieve its objective.

               Please see "Additional Investment Techniques" for other investment techniques of the fund.



               Principal Risks


               If you invest in this fund, you risk that you may lose your investment


               General

               The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decrease, you will lose money.



                                            Phoenix-Engemann Nifty Fifty Fund 11

               Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


               Limited Number of Investments

               Conditions that negatively affect securities in the portfolio will have a greater impact on the fund as compared to a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio and therefore the value of your shares may be more volatile.



12 Phoenix-Engemann Nifty Fifty Fund

               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Nifty Fifty Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[Bar chart data]

Nifty Fifty Fund

1991      1992      1993      1994      1995      1996      1997      1998      1999
67.64%    3.67%    -0.52%     1.05%    28.21%    26.53%    19.23%     35.13%    32.47%



(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 30.70% (quarter ending December 31, 1998) and the lowest return for a quarter was (12.06)% (quarter ending September 30, 1998). Year-to-date performance (through March 31, 2000) was 7.28%.




Average Annual Total Returns(1)         One         Five
(for the periods ending 12/31/99)       Year       Years            Life of the Fund(2)
                                                            Class A     Class B     Class C
  Class A Shares(3)                 24.86%      26.69%      21.17%         --          --
  Class B Shares                    27.47%      27.24%         --       22.44%         --
  Class C Shares                    31.47%      27.24%         --          --       22.44%
  S&P 500 Composite
  Stock Price Index(4)              21.14%      28.66%      21.00%      23.71%      23.71%


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.

(2) Class A Shares since December 17, 1990; Class B and Class C Shares since January 3, 1994.


(3) Class A Share performance has been restated to reflect the deduction of the current maximum sales charge.

(4) The S&P 500 Composite Stock Price Index is an unmanaged but commonly used measure of common stock total return performance. The S&P's performance does not reflect sales charges.



                                            Phoenix-Engemann Nifty Fifty Fund 13

               Fund Expenses
-------------------------------


               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                      Class A     Class B      Class C
                                                       Shares     Shares       Shares
                                                     --------- ------------ ------------
  Shareholder Fees (fees paid directly from
  your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)      5.75%     None           None
  Maximum Deferred Sales Charge (load) (as a           None    5%(a)         1%(b)
  percentage of the lesser of the value redeemed or
  the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                 None    None           None
  Redemption Fee                                       None    None           None
  Exchange Fee                                         None    None           None

                                                     Class A   Class B      Class C
                                                      Shares   Shares        Shares
                                                       ----    --------     ---------
  Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
  Management Fees                                    0.81%         0.81%        0.81%
  Distribution and Service (12b-1) Fees(c)           0.25%         1.00%        1.00%
  Other Expenses(d)                                  0.42%         0.42%        0.42%
                                                     ----      --------     ---------
  Total Annual Fund Operating Expenses(d)            1.48%         2.23%        2.23%
                                                     ====      ========     =========


----------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "Sales Charges--Class B Shares Purchased Prior to January 20, 1998" in this prospectus.


(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


(d) Restated to reflect current fees.




Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


14 Phoenix-Engemann Nifty Fifty Fund

Class        1 year   3 years   5 years   10 years
  Class A   $717     $1,106    $1,336    $2,242
  Class B   $626       $897    $1,195    $2,376
  Class C   $326       $697    $1,195    $2,565


You would pay the following expenses if you did not redeem your shares:



Class        1 year   3 years   5 years   10 years
  Class B   $226     $697      $1,195    $2,376
  Class C   $226     $697      $1,195    $2,565



                                            Phoenix-Engemann Nifty Fifty Fund 15

               Phoenix-Engemann Small & Mid-Cap Growth Fund
               Investment Risk and Return Summary
-------------------------------------------------------


               Investment Objective

               Phoenix-Engemann Small and Mid-Cap Growth Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies



               > Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of companies that have market capitalizations of below $1.5 billion at the time of purchase.

               > The fund expects to invest principally in common stocks. The fund emphasizes the purchase of common stocks of domestic corporations with rapidly growing earnings per share. The adviser may also select stocks of companies that may not be experiencing rapid growth but, in the opinion of the adviser, are undervalued by other criteria of their fundamental net worth.

               > The adviser uses a bottom-up selection process to select stocks for the fund.

               > Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.

               Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, all or part of the fund's assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this happens, the fund may not achieve its objective.

               Please see "Additional Investment Techniques" for other investment techniques of the fund.



               Principal Risks


               If you invest in this fund, you risk that you may lose your investment.


               General

               The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decrease, you will lose money.



16 Phoenix-Engemann Small & Mid-Cap Growth Fund

               Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


               Growth Stocks

               Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.


               Small Capitalizations and Unseasoned Companies

               Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance. Investment returns of unseasoned and small capitalizations companies can be highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization and unseasoned company stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                 Phoenix-Engemann Small & Mid-Cap Growth Fund 17

               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Small & Mid-Cap Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[Bar chart data]

Small & Mid-Cap Growth Fund

1995      1996      1997      1998      1999
25.68%    52.37%    26.41%    14.29%    84.59%



(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 71.42% (quarter ending December 31, 1999) and the lowest return for a quarter was (22.13)% (quarter ending September 30, 1998). Year-to-date performance (through March 31, 2000) was 16.36%.




                                                                      Life of the Fund(2)
  Average Annual Total Returns (1)      One        Five
  (for the periods ending 12/31/99)    Year        Years      Class A     Class B     Class C
  Class A Shares(3)                   73.98%      36.93%      40.02%         --          --
  Class B Shares                      79.25%         --          --       38.60%         --
  Class C Shares                      83.20%         --          --          --       35.80%
  Russell 2000 Index(4)               21.26%      16.69%      15.64%      14.13%      13.75%
  Russell 2000 Growth Index(5)        43.09%      19.00%      18.14%      17.00%      16.63%


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption of the fund's Class B and Class C Shares.


(2) Class A Shares since October 10, 1994; Class B Shares since September 18, 1996; and Class C Shares since October 8, 1996.

(3) Class A Share performance has been restated to reflect the deduction of the current maximum sales charge.

(4) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization stocks. The Index does not reflect sales charges.

(5) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The Index does not reflect sales charges.




18 Phoenix-Engemann Small & Mid-Cap Growth Fund

               Fund Expenses
-------------------------------


               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                      Class A     Class B      Class C
                                                       Shares     Shares       Shares
                                                     --------- ------------ ------------
  Shareholder Fees (fees paid directly from
  your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)       5.75%       None         None
  Maximum Deferred Sales Charge (load) (as a           None       5%(b)        1%(c)
  percentage of the lesser of the value redeemed or
  the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                 None       None         None
  Redemption Fee                                       None       None         None
  Exchange Fee                                         None       None         None

                                                      Class A     Class B      Class C
                                                       Shares     Shares       Shares
                                                     --------- ------------ ------------
  Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
  Management Fees                                     0.94%       0.94%        0.94%
  Distribution and Service (12b-1) Fees(d)            0.25%       1.00%        1.00%
  Other Expenses(e)                                   0.46%       0.46%        0.46%
                                                      ----      --------     ---------
  Total Annual Fund Operating Expenses(a)(e)          1.65%       2.40%        2.40%
                                                      ====      ========     =========


----------------

(a) The fund's administrator has agreed to waive a portion of its administration fee through April 30, 2001 so that other operating expenses of the fund do not exceed 0.50% of the first $50 million of the average daily net assets. Prior to March 1, 2000, the fund's administrator had agreed to waive a portion of its administration fee so that other operating expenses of the fund would not exceed 0.60% of the first $50 million of the average daily net assets. Total Annual Operating Expenses for the fund, after waiver of administration fees, are 1.63% for Class A Shares, 2.38% for Class B Shares and 2.38% for Class C Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "Sales Charges--Class B Shares Purchased Prior to January 20, 1998" in this prospectus.


(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(e) Restated to reflect current fees.




Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 Phoenix-Engemann Small & Mid-Cap Growth Fund 19

Class        1 year   3 years   5 years   10 years
  Class A   $733     $1,065    $1,420    $2,417
  Class B   $643       $948    $1,280    $2,550
  Class C   $343       $748    $1,280    $2,736


You would pay the following expenses if you did not redeem your shares:



Class        1 year   3 years   5 years   10 years
  Class B   $243     $748      $1,280    $2,550
  Class C   $243     $748      $1,280    $2,736



Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the waiver of expenses over certain levels by the fund's administrator.



20 Phoenix-Engemann Small & Mid-Cap Growth Fund

               Phoenix-Engemann Value 25 Fund
               Investment Risk and Return Summary
-------------------------------------------------------


               Investment Objective

               Phoenix-Engemann Value 25 Fund has an investment objective to provide substantial dividend income and long-term growth of capital. There is no guarantee that the fund will achieve its objective.



               Principal Investment Strategies


               > Under normal circumstances, at least 80% of the fund's total assets will be invested in common stocks of at least 25 companies that, in the adviser's opinion, demonstrate high dividend yield and quality earnings. The fund may, for short periods of time, have more or less than 25 different securities while it is adding or deleting a particular position.

               > The adviser uses a proprietary quantitative approach to identify the highest yielding stocks that fit the fund's criteria and then selects from this group stocks that it believes offer the best value. The adviser generally looks for one or more of the following characteristics: established operating history, dividend payout ratio and sound balance sheet, and other financial characteristics.

               > Generally, stocks are sold when the characteristics and factors used to select a security change and no longer satisfy the fund's quantitative criteria.

               Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, all or part of the fund's assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this happens, the fund may not achieve its objective.

               Please see "Additional Investment Techniques" for other investment techniques of the fund.


               Principal Risks

               If you invest in this fund, you risk that you may lose your investment.


               General

               The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decrease, you will lose money.

               Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.



                                               Phoenix-Engemann Value 25 Fund 21

               Limited Number of Investments

               Conditions which negatively affect securities in the portfolio will have a greater impact on the fund as compared to a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio and therefore the value of your shares may be more volatile.



22 Phoenix-Engemann Value 25 Fund

               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Value 25 Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[Bar chart data]

Value 25 Fund

1997      1998      1999
21.10%    7.23%    -5.75%




(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 19.30% (quarter ending June 30, 1999) and the lowest return for a quarter was (14.84)% (quarter ending September 30, 1999). Year-to-date performance (through March 31, 2000) was (12.68)%.




                                                                  Life of the Fund(2)
  Average Annual Total Returns(1)
  (for periods ending 12/31/99)            One Year       Class A     Class B     Class C
  Class A Shares(3)                        (11.17)%        5.19%         --          --
  Class B Shares                            (9.63)%          --        5.19%         --
  Class C Shares                            (6.49)%          --          --        6.00%
  S&P 500 Composite Stock Price Index(4)    21.14%        28.14%      27.10%      27.10%


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption of the fund's Class B and Class C Shares.


(2) Class A Shares since December 17, 1996; Class B and Class C Shares since January 9, 1997.

(3) Class A Share performance has been restated to reflect the deduction of the current maximum sales charge.

(4) The S&P 500 Composite Stock Price Index is an unmanaged but commonly used measure of common stock total return performance. The S&P's performance does not reflect sales charges.



                                               Phoenix-Engemann Value 25 Fund 23

               Fund Expenses
-------------------------------


               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                      Class A     Class B      Class C
                                                       Shares     Shares       Shares
                                                     ---------  -----------   ---------
  Shareholder Fees (fees paid directly from
  your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)        5.75%       None        None
  Maximum Deferred Sales Charge (load) (as a           None        5%(b)       1%(c)
  percentage of the lesser of the value redeemed or
  the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                 None       None         None
  Redemption Fee                                       None       None         None
  Exchange Fee                                         None       None         None

                                                      Class A     Class B      Class C
                                                       Shares     Shares       Shares
                                                     ---------  -----------   ---------
  Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
  Management Fees                                    0.90%         0.90%        0.90%
  Distribution and Service (12b-1) Fees(d)           0.25%         1.00%        1.00%
  Other Expenses(e)                                  0.59%         0.59%        0.59%
                                                     ----      --------     ---------
  Total Annual Fund Operating Expenses(a)(e)         1.74%         2.49%        2.49%
                                                     ====      ========     =========


----------------

(a) The fund's administrator has agreed to waive a portion of its administration fee through April 30, 2001 so that other operating expenses of the fund do not exceed 0.50% of the first $50 million of the average daily net asset. Prior to March 1, 2000, the fund's administrator had agreed to waive a portion of its administration fee so that other operating expenses of the fund would not exceed 0.60% of the first $50 million of the average daily net assets. Total Annual Operating Expenses for the fund, after waiver of administration fees, are 1.65% for Class A Shares, 2.40% for Class B Shares and 2.40% for Class C Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "Sales Charges--Class B Shares Purchased Prior to January 20, 1998" in this prospectus.


(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(e) Restated to reflect current fees.




Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


24 Phoenix-Engemann Value 25 Fund

Class        1 year   3 years   5 years   10 years
  Class A   $742     $1,091    $1,464    $2,509
  Class B   $652       $976    $1,326    $2,642
  Class C   $352       $776    $1,326    $2,826


You would pay the following expenses if you did not redeem your shares:



Class        1 year   3 years   5 years   10 years
  Class B   $252     $776      $1,326    $2,642
  Class C   $252     $776      $1,326    $2,826



Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the waiver of expenses over certain levels by the fund's administrator.



                                               Phoenix-Engemann Value 25 Fund 25

               Additional Investment Techniques
---------------------------------------------------


               In addition to the Principal Investment Strategies and Risks, the Phoenix-Engemann Balanced Return Fund ("Balanced"), Phoenix-Engemann Focus Growth Fund ("Focus Growth"), Phoenix-Engemann Nifty Fifty Fund ("Nifty-Fifty"),
               Phoenix-Engemann Small & Mid-Cap Growth Fund ("Small & Mid-Cap") and Phoenix-Engemann Value 25 Fund ("Value 25") each may engage in the following investment techniques as indicated.


               Fixed-Income Investments

               The funds' investments may include preferred stocks, warrants and convertible debt obligations. Focus Growth, Small & Mid-Cap and Value 25 may invest in other debt obligations that, in the adviser's opinion, offer the possibility of capital appreciation over the course of approximately two or more years. Such other debt obligations will generally include direct and indirect obligations of the U.S. Government and its agencies, states, municipalities and their agencies, or corporate issuers that are rated within the four highest rating categories.

               Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Credit risk is determined at the date of investment. If the rating declines after such date, the fund is not obligated to sell the security. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors.

               Some fixed-income securities may be unrated. Unrated securities may not have as broad a market as rated securities and analysis of unrated securities is more complex, making it more difficult for the adviser to accurately predict risk.

               Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable non-convertible securities.

               Obligations issued or guaranteed by the U.S. Government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

               Municipal securities may not be guaranteed by the issuing body and may be thinly traded.


               Equity Investments

               Nifty-Fifty may invest the remaining portion of its portfolio in common stocks with rapidly growing earnings per share or in common stocks of corporations that are believed to be undervalued by other criteria used by the adviser. These may be small and unseasoned



26 Phoenix-Engemann Funds
               companies. Investment return on growth stocks is more dependent on market increases and decreases and growth stocks are more volatile than non-growth stocks. Investment returns of unseasoned and small capitalizations companies can be highly volatile and these securities may, at times, be difficult to sell.

               Small & Mid-Cap may invest up to 35% of its total assets in securities with larger capitalizations.


               Foreign Investments

               Small & Mid-Cap may invest up to 50% of its assets in foreign securities, Value 25 may invest up to 25% of its assets in foreign securities and Balanced, Focus Growth and Nifty-Fifty each may invest up to 15% of its assets in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty as well as less public information about foreign investments may negatively impact the funds' portfolio. Dividend and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.


               Initial Public Offerings (IPOs)

               The funds may invest in IPOs, which typically have less available public information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, the funds may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and may increase costs to the fund, affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.


               Derivatives

               Each of the funds may buy and sell put and call options for hedging purposes and may also seek to increase its return by writing covered put and call options. The funds may also buy and sell options on domestic and foreign securities indexes, put and call warrants issued by banks and other financial institutions, and may enter into foreign currency exchange contracts.

               Derivatives may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, hedging transactions may limit returns and premiums paid could be lost.


               Securities Lending

               Each of the funds may loan portfolio securities with a value up to 25% of its total assets. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.



               Mutual Fund Investing

               Each of the funds may invest in other investment companies. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.


                                                       Phoenix-Engemann Funds 27

               Illiquid Securities

               Each of Small & Mid Cap and Value 25 may invest up to 15% of its assets in illiquid securities and each of Balanced Return, Focus Growth and Nifty Fifty may invest up to 10% of its assets in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.



               Special Situations


               Small & Mid-Cap and Value 25 each may invest up to 35% of its assets in special situations and Balanced, Focus Growth and Nifty Fifty each may invest up to 30% in special situations. Special situations are created by developments, such as liquidations, reorganizations, technological breakthroughs and new management, that apply solely to a particular company. Special situations may involve greater risks than ordinary investment securities. The companies involved often are smaller, unseasoned companies and the securities may not perform as the adviser expects. Analysis of special situations is more complex than for ordinary investments, making it more difficult for the adviser to accurately predict risk and return.

               The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.





               Management of The Funds
-------------------------------------------


               The Adviser

               Roger Engemann & Associates, Inc. ("Engemann") is the investment adviser to each of the funds and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann also acts as subadviser to two other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1999, Engemann had $10.9 billion in assets under management. Engemann has been an investment adviser since 1969.


               Subject to the direction of the funds' Board of Trustees, Engemann is responsible for managing the funds' investment program and the day-to-day management of the funds' portfolios. Engemann manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Engemann a monthly investment management fee that is accrued daily against the value of that funds' net assets at the following rates.



28 Phoenix-Engemann Funds

  Management Fee       1st $50 Million   Next $450 Million   Over $500 Million
  Balanced Return Fund   0.80%             0.70%               0.60%
  Focus Growth Fund      0.90%             0.80%               0.70%
  Nifty Fifty Fund       0.90%             0.80%               0.70%
  Small & Mid-Cap
  Growth Fund            1.00%             0.90%               0.80%
  Value 25 Fund          0.90%             0.80%               0.70%



               During the funds' last fiscal year, the fund paid total management fees of $10,826,692. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.74% for the Balanced Return Fund, 0.79% for the Focus Growth Fund, 0.81% for the Nifty Fifty Fund, 0.94% for the Small & Mid-Cap Growth Fund and 0.90% for the Value 25 Fund.


               Portfolio Management

               Roger Engemann, Jim Mair and John Tilson oversee the research and portfolio management function at Engemann. The portfolio managers named below are responsible for the day-to-day management of the funds' portfolios. Mr. Engemann has been president of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann, and both have been with Engemann since 1983. Messrs. Engemann, Mair and Tilson also oversee the research and portfolio management function for the Phoenix-Engemann Aggressive Growth Fund and Phoenix-Engemann Capital Growth Fund of the Phoenix Series Fund and for the Phoenix-Engemann Small Cap Fund of the Phoenix Strategic Equity Series Fund. Messrs. Engemann and Mair earned the right to use the Chartered Financial Analyst designation in 1972, and Mr. Tilson earned the right to use the Chartered Financial Analyst designation in 1974.

               Jim Mair and Lou Holtz serve as co-portfolio managers of the Balanced Return Fund and as such are responsible for the day-to-day management of the fund's portfolio. Mr. Mair is an Executive Vice President of Engemann. Mr. Mair has been with Engemann since 1983. Mr. Holtz has been with Engemann since 1996; prior to joining Engemann, he was employed as an analyst at Marshall & Stevens from December 1992 until August 1995. Messrs. Mair and Holtz earned the right to use the Chartered Financial Analyst designation in 1972 and 1996, respectively.

               Scott Swanson and Ned Brines serve as co-portfolio managers of the Focus Growth Fund and as such are responsible for the day-to-day management of the fund's portfolio. Messrs. Swanson and Brines are both Vice Presidents of Engemann and have been with Engemann since 1990 and 1994, respectively. Mr. Brines also serves as co-portfolio manager of the Phoenix-Engemann Aggressive Growth Fund and Phoenix-Engemann Capital Growth Fund of the Phoenix Series Fund. Messrs. Swanson and Brines earned the right to use the Chartered Financial Analyst designation in 1991 and 1997, respectively.



                                                       Phoenix-Engemann Funds 29

               Scott Swanson and Yossi Lipsker serve as co-portfolio managers of the Nifty Fifty Fund and as such are responsible for the day-to-day management of the fund's portfolio. Messrs. Swanson and Lipsker are both Vice Presidents of Engemann and have been with Engemann since 1990 and 1995, respectively. Mr. Lipsker also serves as co-portfolio manager of the Phoenix-Engemann Small Cap Fund of the Phoenix Strategic Equity Series Fund. Mr. Swanson earned the right to use the Chartered Financial Analyst designation in 1991.

               Lou Abel and Yossi Lipsker serve as co-portfolio managers of the Small & Mid-Cap Growth Fund and as such are responsible for the day-to-day management of the fund's portfolio. Messrs. Abel and Lipsker are both Vice Presidents of Engemann and have been with Engemann since 1991 and 1995, respectively. Messrs. Abel and Lipsker also serve as co-portfolio managers of the Phoenix-Engemann Small Cap Fund of the Phoenix Strategic Equity Series Fund. Mr. Abel earned the right to use the Chartered Financial Analyst designation in 1993.

               Lou Holtz serves as the portfolio manager of the Value 25 Fund and as such is responsible for the day-to-day management of the fund's portfolio. Mr. Holtz has been with Engemann since 1996. Prior to joining Engemann, Mr. Holtz was employed as an analyst at Marshall & Stevens from December 1992 until August 1995. Mr. Holtz earned the right to use the Chartered Financial Analyst designation in 1996.





               Pricing of Fund Shares
---------------------------------------


               How is the Share Price determined?


               Each fund calculates a share price for each class of its shares. The share price is based on the net assets of each fund and the number of outstanding shares. In general, each fund calculates net asset value by:



                  o adding the values of all securities and other assets of the fund,

                  o subtracting liabilities, and

                  o dividing by the total number of outstanding shares of the fund.



               Asset Value: Each fund's investments are valued at market value. If market quotations are not available, each fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.



30 Phoenix-Engemann Funds

               Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

               Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the funds. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

               The net asset value per share of each class of the funds are determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The funds will not calculate its net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.



               At what price are shares purchased?


               All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the funds' net asset value is calculated following the dividend record date.





               Sales Charges
------------------------------


               What are the classes and how do they differ?


               Each fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). For certain classes of shares, each fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize each fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.



               What arrangement is best for you?

               The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another


                                                       Phoenix-Engemann Funds 31
               class of shares bought at the same time. Because distribution and service fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


               Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B and C Shares.

               Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase (six years for Class B Shares purchased prior to January 20, 1998). Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

               Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


               Initial Sales Charge Alternative--Class A Shares

               The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges:
               Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").


32 Phoenix-Engemann Funds

              Sales Charge you may pay to purchase Class A Shares

                                    Sales Charge as
                                    a percentage of
                                  --------------------
Amount of                                       Net
Transaction                        Offering    Amount
at Offering Price                    Price    Invested
--------------------------------- ---------- ---------
  Under $50,000                    5.75%     6.10%
  $50,000 but under $100,000       4.75      4.99
  $100,000 but under $250,000      3.75      3.90
  $250,000 but under $500,000      2.75      2.83
  $500,000 but under $1,000,000    2.00      2.04
  $1,000,000 or more                None       None

               Deferred Sales Charge Alternative--
               Class B and C Shares

               Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


               Deferred Sales charge you may pay to sell Class B Shares

                Year    1        2        3        4        5         6+
               ----------------------------------------------------------------
               CDSC     5%       4%       3%       2%       2%        0%


               Class B Shares Purchased Prior to January 20, 1998

               Class B Shares that were purchased prior to January 20, 1998 are not subject to the sales load schedule described above but will continue to be subject to the sales load schedule as it existed prior to that date. The following is the sales load schedule you may pay to sell Class B Shares purchased prior to January 20, 1998:

               Year     1        2        3        4        5+
               ----------------------------------------------------------------
               CDSC     5%       4%       3%       3%        0%

                                                       Phoenix-Engemann Funds 33

               Deferred Sales charge you may pay to sell Class C Shares

                Year    1       2+
               ----------------------------------------------------------------

                CDSC    1%      0%



               Your Account
-----------------------------


               Opening an Account

               Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


               Step 1.

               Your first choice will be the initial amount you intend to invest.


               Minimum initial investments:


                  o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

                  o There is no initial dollar requirement for defined
                    contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

                  o $500 for all other accounts.


               Minimum additional investments:


                  o $25 for any account.

                  o There is no minimum for defined contribution plans,
                    profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


               Step 2.


               Your second choice will be what class of shares to buy. Each fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.



34 Phoenix-Engemann Funds

               Step 3.

               Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:


                  o Receive both dividends and capital gain distributions in additional shares;

                  o Receive dividends in additional shares and capital gain
                    distributions in cash;

                  o Receive dividends in cash and capital gain distributions in additional shares; or

                  o Receive both dividends and capital gain distributions in cash.


               No interest will be paid on uncashed distribution checks.





               How To Buy Shares
------------------------------------





                                 To Open An Account
                                 Contact your advisor. Some advisors may charge a fee and may set
  Through a financial advisor    different minimum investments or limitations on buying shares.
                                 Complete a New Account Application and send it with a check payable
  Through the mail               to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston,
                                 MA 02266-8301.
                                 Complete a New Account Application and send it with a check payable
  Through express delivery       to the fund. Send them to: Boston Financial Data Services,
                                 Attn: Phoenix Funds, 66 Brooks Drive, Braintree, MA 02184.
  By Federal Funds wire          Call us at (800) 243-1574 (press 1, then 0).
                                 Complete the appropriate section on the application and send it with your
  By Investo-Matic               initial investment payable to the fund. Mail them to: State Street Bank,
                                 P.O. Box 8301, Boston, MA 02266-8301.
  By telephone exchange          Call us at (800) 243-1574 (press 1, then 0).


               How to Sell Shares
-----------------------------------



               You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or



                                                       Phoenix-Engemann Funds 35
               agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.






                                 To Sell Shares
                                 Contact your advisor. Some advisors may charge a fee and may set
  Through a financial advisor    different minimum on redemptions of accounts.

                                 Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
  Through the mail               02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.

                                 Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
  Through express delivery       Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number.

                                 For sales up to $50,000, requests can be made by calling
  By telephone                   (800) 243-1574.

  By telephone exchange          Call us at (800) 243-1574 (press 1, then 0).


               Things You Should Know When Selling Shares
------------------------------------------------------------



               You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. The funds reserve the right to pay large redemptions "in-kind" (in securities owned by the funds rather than in cash). Large redemptions are those over $250,000 or 1% of the funds' net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.



               Redemptions by Mail



               > If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

                  Send a clear letter of instructions if all of these apply:


                  o The proceeds do not exceed $50,000.


                  o The proceeds are payable to the registered owner at the
                    address on record.


36 Phoenix-Engemann Funds

                  Send a clear letter of instructions with a signature guarantee when any of these apply:



                  o You are selling more than $50,000 worth of shares.

                  o The name or address on the account has changed within
                    the last 60 days.


                  o You want the proceeds to go to a different name or
                    address than on the account.



               > If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

               If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.



               Selling Shares by Telephone


               The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

               The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

               The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.


               During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.





               Account Policies
--------------------------------


               Account Reinstatement Privilege

               For 180 days after you sell your Class A, B, or C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

               Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


                                                       Phoenix-Engemann Funds 37

               Redemption of Small Accounts

               Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


               Exchange Privileges


               You should carefully read the prospectus of the fund into to which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.



                  o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

                  o Exchanges may be made by phone (800) 243-1574 or by mail
                    (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

                  o The amount of the exchange must be equal to or greater than the minimum initial investment required.

                  o The exchange of shares is treated as a sale and purchase for federal income tax purposes.


                  o Because excessive trading can hurt fund performance and
                    harm other shareholders, the funds reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.



               Retirement Plans


               Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase pension plans, and 403(b) plans. For more information, call (800) 243-4361.



38 Phoenix-Engemann Funds

               Investor Services
---------------------------------


               Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

               Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

               Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

               Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House
               (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


                                                       Phoenix-Engemann Funds 39

               Tax Status of Distributions
-------------------------------------------



               The funds plan to make distributions from net investment income at intervals stated on the table below, and to distribute net realized capital gains, if any, at least annually.





Fund                               Dividend Paid
  Balanced Return Fund             Annually
  Focus Growth Fund                Annually
  Nifty Fifty Fund                 Annually
  Small & Mid-Cap Growth Fund      Annually
  Value 25 Fund                    Semiannually

               Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

               Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.




               Financial Highlights
------------------------------------


               These tables are intended to help you understand the funds' financial performance over the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


40 Phoenix-Engemann Funds

               Financial Highlights
------------------------------------


               Phoenix-Engemann Balanced Return Fund



                                                                                  Class A
                                            ------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                   1999           1998           1997               1996              1995
                                            -----------           ----           ----               ----              ----
  Net asset value, beginning of period           $34.83         $29.05         $28.08             $25.39            $20.54
  Income from investment operations(4)
  Net investment income (loss)                     0.21(1)       0.40            0.30(1)            0.29(1)           0.27(1)
  Net realized and unrealized gain (loss)          6.07          8.03            4.98               4.23              5.31
                                            --------------     -------      ------------       ------------       -----------
   Total from investment operations                6.28          8.43            5.28               4.52              5.58
                                            --------------     -------      ------------       ------------       -----------
  Less distributions
  Dividends from net investment income            (0.16)         (0.40)         (0.32)             (0.30)            (0.29)
  Dividends from net realized gains               (2.13)         (2.25)         (3.99)             (1.53)            (0.44)
  In excess of net investment income              (0.01)            --             --                 --                --
  In excess of net realized gains                 (0.01)            --             --                 --                --
                                            --------------     -------      ------------       ------------       -----------
   Total distributions                            (2.31)         (2.65)         (4.31)             (1.83)            (0.73)
                                            --------------     -------      ------------       ------------       -----------
  Change in net asset value                        3.97          5.78            0.97               2.69              4.85
                                            --------------     -------      ------------       ------------       -----------
  Net asset value, end of period                 $38.80         $34.83         $29.05             $28.08            $25.39
                                            ==============     =======      ============       ============       ===========
  Total return(2)                                 18.10%         29.12%         18.98%             17.78%            27.18%
  Ratios/supplemental data:
  Net assets, end of period (thousands)        $123,482        $72,620        $56,610            $51,947           $52,028
  Ratio to average net assets of:
   Operating expenses                              1.56%          1.63%           1.7%(3)            2.0%(3)           2.1%
   Net investment income (loss)                    0.58%          1.15%           1.0%               1.1%              1.2%
  Portfolio turnover                                 41%           124%          40.3%              35.1%             51.1%




                                                                                  Class B
                                            ------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                   1999           1998           1997               1996              1995
                                            -----------           ----           ----               ----              ----
  Net asset value, beginning of period           $34.37         $28.76         $27.85             $25.26            $20.49
  Income from investment operations(4)
  Net investment income (loss)                    (0.06)(1)      0.13            0.08(1)            0.09(1)           0.08(1)
  Net realized and unrealized gain (loss)          5.96          7.91            4.93               4.16              5.29
                                            -----------        -------      ------------       ------------       -----------
   Total from investment operations                5.90          8.04            5.01               4.25              5.37
                                            -----------        -------      ------------       ------------       -----------
  Less distributions
  Dividends from net investment income               --          (0.18)         (0.11)             (0.13)            (0.16)
  Dividends from net realized gains               (2.13)         (2.25)         (3.99)             (1.53)            (0.44)
  In excess of net realized gains                 (0.01)            --             --                 --                --
                                            -----------        -------      ------------       ------------       -----------
   Total distributions                            (2.14)         (2.43)         (4.10)             (1.66)            (0.60)
                                            -----------        -------      ------------       ------------       -----------
  Change in net asset value                        3.76          5.61            0.91               2.59              4.77
                                            -----------        -------      ------------       ------------       -----------
  Net asset value, end of period                 $38.13         $34.37         $28.76             $27.85            $25.26
                                            ===========        =======      ============       ============       ===========
  Total return(2)                                 17.22%         28.06%         18.15%             16.82%            26.20%
  Ratios/supplemental data:
  Net assets, end of period (thousands)         $30,580        $11,512         $7,125             $4,609            $2,721
  Ratio to average net assets of:
   Operating expenses                              2.30%          2.38%           2.4%(5)            2.7%(5)           2.9%
   Net investment income (loss)                   (0.16)%         0.39%           0.3%               0.3%              0.3%
  Portfolio turnover                                 41%           124%          40.3%              35.1%             51.1%




----------------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 1.70% and 2.10% for the periods ended December 31, 1997 and 1996, respectively.
(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 2.50% and 2.80% for the periods ended December 31, 1997 and 1996, respectively.



                                                       Phoenix-Engemann Funds 41

---------------------------------------------

               Phoenix-Engemann Balanced Return Fund


                                                                                  Class C
                                            ------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                   1999           1998           1997               1996              1995
                                            -----------           ----           ----               ----              ----
  Net asset value, beginning of period           $34.44        $28.80          $27.88             $25.28            $20.48
  Income from investment operations(4)
  Net investment income (loss)                    (0.06)(1)      0.14            0.08(1)            0.09(1)           0.07(1)
  Net realized and unrealized gain (loss)          5.97          7.92            4.92               4.16              5.30
                                            -----------       --------      ------------       ------------       -----------
   Total from investment operations                5.91          8.06            5.00               4.25              5.37
                                            -----------       --------      ------------       ------------       -----------
  Less distributions
  Dividends from net investment income               --          (0.17)         (0.09)             (0.12)            (0.13)
  Dividends from net realized gains               (2.13)         (2.25)         (3.99)             (1.53)            (0.44)
  In excess of net realized gains                 (0.01)            --             --                 --                --
                                            -----------       --------      ------------       ------------       -----------
   Total distributions                            (2.14)         (2.42)         (4.08)             (1.65)            (0.57)
                                            -----------       --------      ------------       ------------       -----------
  Change in net asset value                        3.77          5.64            0.92               2.60              4.80
                                            -----------       --------      ------------       ------------       -----------
  Net asset value, end of period                 $38.21        $34.44          $28.80             $27.88            $25.28
                                            ===========       ========      ============       ============       ===========
  Total return(2)                                 17.22%         28.07%         18.11%             16.79%            26.23%
  Ratios/supplemental data:
  Net assets, end of period (thousands)         $17,852         $7,610         $5,581             $4,183            $2,809
  Ratio to average net assets of:
   Operating expenses                              2.30%          2.38%           2.4%(3)            2.7%(3)           2.9%
   Net investment income (loss)                   (0.16)%         0.39%           0.3%               0.3%              0.3%
  Portfolio turnover                                 41%           124%          40.3%              35.1%             51.1%



               Phoenix-Engemann Focus Growth Fund



                                                                               Class A
                                            ------------------------------------------------------------------------------
                                                                       Year Ended December 31,
                                                 1999         1998         1997             1996             1995
                                            ---------         ----         ----             ----             ----
  Net asset value, beginning of period         $26.82        $20.43         $21.94           $19.28           $15.40
  Income from investment operations
  Net investment income (loss)(1)               (0.31)        (0.16)         (0.16)           (0.14)           (0.06)
  Net realized and unrealized gain (loss)       13.48          7.76           3.51             4.47             4.24
                                            ---------       -------        ---------        ---------         --------
   Total from investment operations             13.17          7.60           3.35             4.33             4.18
                                            ---------       -------        ---------        ---------         --------
  Less distributions
  Dividends from net investment income             --            --             --               --               --
  Dividends from net realized gains             (6.57)        (1.21)         (4.86)           (1.67)           (0.30)
  In excess of net realized gains               (0.18)           --             --               --               --
                                            ---------       -------        ---------        ---------         --------
   Total distributions                          (6.75)        (1.21)         (4.86)           (1.67)           (0.30)
                                            ---------       -------        ---------        ---------         --------
  Change in net asset value                      6.42          6.39          (1.51)            2.66             3.88
                                            ---------       -------        ---------        ---------         --------
  Net asset value, end of period               $33.24        $26.82         $20.43           $21.94           $19.28
                                            =========       =======        =========        =========         ========
  Total return(2)                               49.74%        37.41%         16.04%           22.49%           27.16%
  Ratios/supplemental data:
  Net assets, end of period (thousands)       $621,386      $441,146      $383,481         $426,785         $415,416
  Ratio to average net assets of:
   Operating expenses                            1.54%         1.58%           1.6%(5)          1.6%(5)          1.6%
   Net investment income (loss)                 (1.04)%       (0.72)%         (0.7)%           (0.6)%           (0.3)%
  Portfolio turnover                               56%          119%          70.6%            70.1%            65.9%




----------------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 2.50% and 2.80% for the periods ended December 31, 1997 and 1996, respectively.
(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.60% for the periods ended December 31, 1997 and 1996, respectively.



42 Phoenix-Engemann Funds

---------------------------------------------

               Phoenix-Engemann Focus Growth Fund


                                                                                    Class B
                                            ------------------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                 1999           1998          1997            1996               1995
                                            ---------           ----          ----            ----               ----
  Net asset value, beginning of period         $25.49         $19.61         $21.40           $18.99             $15.28
  Income from investment operations
  Net investment income (loss)(1)               (0.51)         (0.32)         (0.34)           (0.31)             (0.20)
  Net realized and unrealized gain (loss)       12.74           7.41           3.41             4.39               4.21
                                            ---------        -------        ---------         ---------           --------
   Total from investment operations             12.23           7.09           3.07             4.08               4.01
                                            ---------        -------        ---------         ---------           --------
  Less distributions
  Dividends from net investment income             --             --             --               --                 --
  Dividends from net realized gains             (6.57)         (1.21)         (4.86)           (1.67)             (0.30)
  In excess of net realized gains               (0.18)            --             --               --                 --
                                            ---------        -------        ---------        ---------           --------
   Total distributions                          (6.75)         (1.21)         (4.86)           (1.67)             (0.30)
                                            ---------        -------        ---------         ---------           --------
  Change in net asset value                      5.48           5.88          (1.79)            2.41               3.71
                                            ---------        -------        ---------         ---------           --------
  Net asset value, end of period               $30.97         $25.49         $19.61           $21.40              $18.99
                                            =========        =======        =========         =========           ========
  Total return(2)                               48.64%         36.38%         15.13%           21.52%              26.26%
  Ratios/supplemental data:
  Net assets, end of period (thousands)       $106,372       $65,986        $54,267          $49,444            $34,786
  Ratio to average net assets of:
   Operating expenses                            2.29%          2.33%           2.4%(3)          2.3%(3)            2.4%
   Net investment income (loss)                 (1.78)%        (1.47)%         (1.5)%           (1.5)%             (1.1)%
  Portfolio turnover                               56%           119%          70.6%            70.1%              65.9%




                                                                                   Class C
                                            --------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                 1999          1998         1997             1996               1995
                                            ---------          ----         ----             ----               ----
  Net asset value, beginning of period         $25.49        $19.61         $21.40           $18.99             $15.28
  Income from investment operations
  Net investment income (loss)(1)               (0.51)        (0.32)         (0.34)           (0.31)             (0.20)
  Net realized and unrealized gain (loss)       12.74          7.41           3.41             4.39               4.21
                                            ---------       -------        ---------        ---------           --------
   Total from investment operations             12.23          7.09           3.07             4.08               4.01
                                            ---------       -------        ---------        ---------           --------
  Less distributions
  Dividends from net investment income             --            --             --               --                 --
  Dividends from net realized gains             (6.57)        (1.21)         (4.86)           (1.67)             (0.30)
  In excess of net realized gains               (0.18)           --             --               --                 --
                                            ---------       -------        ---------        ---------           --------
   Total distributions                          (6.75)        (1.21)         (4.86)           (1.67)             (0.30)
                                            ---------       -------        ---------        ---------           --------
  Change in net asset value                      5.48          5.88          (1.79)             2.41              3.71
                                            ---------       -------        ---------        ---------           --------
  Net asset value, end of period               $30.97        $25.49         $19.61            $21.40            $18.99
                                            =========       =======        =========        =========           ========
  Total return(2)                               48.64%        36.38%         15.13%            21.52%            26.26%
  Ratios/supplemental data:
  Net assets, end of period (thousands)       $56,699       $34,580        $29,222           $27,239           $20,497
  Ratio to average net assets of:
   Operating expenses                            2.29%         2.33%           2.4%(3)           2.3%(3)           2.4%
   Net investment income (loss)                 (1.78)%       (1.47)%         (1.5)%            (1.5)%            (1.1)%
  Portfolio turnover                               56%          119%          70.6%             70.1%             65.9%



----------------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.40% for the periods ended December 31, 1997 and 1996, respectively.



                                                       Phoenix-Engemann Funds 43

---------------------------------------------

               Phoenix-Engemann Nifty Fifty Fund


                                                                               Class A
                                            ------------------------------------------------------------------------------
                                                                       Year Ended December 31,
                                                 1999         1998        1997               1996              1995
                                            ---------         ----        ----               ----              ----
  Net asset value, beginning of period         $38.80       $29.21        $26.50             $22.18            $17.30
  Income from investment operations
  Net investment income (loss)(1)               (0.41)       (0.20)        (0.20)             (0.12)           (0.05)
  Net realized and unrealized gain (loss)       12.92        10.45          5.23               6.00             4.93
                                            ---------      -------       ---------          ---------         --------
   Total from investment operations             12.51        10.25          5.03               5.88             4.88
                                            ---------      -------       ---------          ---------         --------
  Less distributions
  Dividends from net investment income             --           --            --                 --               --
  Dividends from net realized gains             (5.15)       (0.66)        (2.32)             (1.56)              --
                                            ---------      -------       ---------          ---------         --------
   Total distributions                          (5.15)       (0.66)        (2.32)             (1.56)              --
                                            ---------      -------       ---------          ---------         --------
  Change in net asset value                      7.36         9.59          2.71               4.32             4.88
                                            ---------      -------       ---------          ---------         --------
  Net asset value, end of period               $46.16       $38.80        $29.21             $26.50           $22.18
                                            =========      =======       =========          =========         ========
  Total return(2)                               32.47%       35.13%        19.23%             26.53%            28.21%
  Ratios/supplemental data:
  Net assets, end of period (thousands)      $321,299     $235,065      $176,378           $145,469         $122,322
  Ratio to average net assets of:
   Operating expenses                            1.58%        1.60%          1.6%(3)            1.7%(3)          1.9%
   Net investment income (loss)                 (0.97)%      (0.61)%        (0.7)%             (0.4)%           (0.3)%
  Portfolio turnover                               43%          92%         68.8%              41.9%            26.5%




                                                                                    Class B
                                            ------------------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                 1999           1998         1997              1996             1995
                                            ---------           ----         ----              ----             ----
  Net asset value, beginning of period         $37.21         $28.24         $25.88            $21.85           $17.17
  Income from investment operations
  Net investment income (loss)(1)               (0.70)         (0.43)         (0.42)            (0.30)          (0.21)
  Net realized and unrealized gain (loss)       12.32          10.06           5.10              5.89            4.89
                                            ---------        -------        ---------         ---------        --------
   Total from investment operations             11.62           9.63           4.68              5.59            4.68
                                            ---------        -------        ---------         ---------        --------
  Less distributions
  Dividends from net investment income             --             --             --                --              --
  Dividends from net realized gains             (5.15)         (0.66)         (2.32)            (1.56)             --
                                            ---------        -------        ---------         ---------        --------
   Total distributions                          (5.15)         (0.66)         (2.32)            (1.56)             --
                                            ---------        -------        ---------         ---------        --------
  Change in net asset value                      6.47           8.97           2.36              4.03            4.68
                                            ---------        -------        ---------         ---------        --------
  Net asset value, end of period               $43.68         $37.21         $28.24            $25.88           $21.85
                                            =========        =======        =========         =========        ========
  Total return(2)                               31.47%         34.14%         18.33%            25.60%           27.26%
  Ratios/supplemental data:
  Net assets, end of period (thousands)       $138,626       $96,983        $68,051           $47,143           $27,462
  Ratio to average net assets of:
   Operating expenses                            2.33%          2.35%           2.4%(4)           2.5%(4)           2.6%
   Net investment income (loss)                 (1.72)%        (1.35)%         (1.4)%            (1.2)%            (1.0)%
  Portfolio turnover                               43%            92%          68.8%             41.9%             26.5%




----------------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.80% for the periods ended December 31, 1997 and 1996, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.50% for the periods ended December 31, 1997 and 1996, respectively.



44 Phoenix-Engemann Funds

---------------------------------------------

               Phoenix-Engemann Nifty Fifty Fund


                                                                                   Class C
                                            --------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                 1999        1998           1997              1996              1995
                                            ---------        ----           ----              ----              ----
  Net asset value, beginning of period         $37.21        $28.24         $25.88            $21.85            $17.17
  Income from investment operations
  Net investment income (loss)(1)               (0.70)        (0.43)         (0.42)            (0.30)            (0.21)
  Net realized and unrealized gain (loss)       12.32         10.06           5.10              5.89              4.89
                                            ---------       -------        ---------         ---------         --------
   Total from investment operations             11.62          9.63           4.68              5.59              4.68
                                            ---------       -------        ---------         ---------         --------
  Less distributions
  Dividends from net investment income             --            --             --                --                --
  Dividends from net realized gains             (5.15)        (0.66)         (2.32)            (1.56)               --
                                            ---------       -------        ---------         ---------         --------
   Total distributions                          (5.15)        (0.66)         (2.32)            (1.56)               --
                                            ---------       -------        ---------         ---------         --------
  Change in net asset value                      6.47          8.97           2.36              4.03              4.68
                                            ---------       -------        ---------         ---------         --------
  Net asset value, end of period               $43.68        $37.21         $28.24            $25.88            $21.85
                                            =========       =======        =========         =========         ========
  Total return(2)                               31.47%        34.14%         18.33%            25.60%            27.26%
  Ratios/supplemental data:
  Net assets, end of period (thousands)       $70,875       $48,401        $39,773           $26,092           $15,105
  Ratio to average net assets of:
   Operating expenses                            2.33%         2.35%           2.4%(3)          2.5%(3)            2.6%
   Net investment income (loss)                 (1.72)%       (1.35)%         (1.4)%           (1.2)%             (1.0)%
  Portfolio turnover                               43%           92%          68.8%            41.9%              26.5%



               Phoenix-Engemann Small & Mid-Cap Growth Fund



                                                                                 Class A
                                                -------------------------------------------------------------------------
                                                                         Year Ended December 31,
                                                       1999         1998          1997          1996          1995
                                                -----------         ----          ----          ----          ----
  Net asset value, beginning of period              $24.08          $21.09        $18.39        $14.90       $12.07
  Income from investment operations
  Net investment income (loss)(1)                    (0.37)          (0.30)        (0.31)        (0.12)        0.22
  Net realized and unrealized gain (loss)            20.74            3.31          5.07          7.45         2.87
                                                -----------        -------       -------       -------      --------
   Total from investment operations                  20.37            3.01          4.76          7.33         3.09
                                                -----------        -------       -------       -------      --------
  Less distributions
  Dividends from net investment income                  --             --            --          (0.28)        (0.08)
  Dividends from net realized gains                     --             --         (2.06)         (3.56)        (0.18)
  In excess of accumulated net realized gains           --          (0.02)           --             --            --
                                                -----------        -------       -------       -------      --------
   Total distributions                                  --          (0.02)        (2.06)         (3.84)        (0.26)
                                                -----------        -------       -------       -------      --------
  Change in net asset value                         20.37            2.99          2.70           3.49          2.83
                                                -----------        -------       -------       -------      --------
  Net asset value, end of period                   $44.45          $24.08        $21.09         $18.39        $14.90
                                                ===========        =======       =======       =======      ========
  Total return(2)                                   84.59%         14.29%        26.41%          52.37%        25.68%
  Ratios/supplemental data:
  Net assets, end of period (thousands)           $132.996       $54,187       $27,771          $7,859        $1,742
  Ratio to average net assets of:
   Operating expenses(4)                              1.73%         1.78%         1.80%          1.10%            --%
   Net investment income (loss)                      (1.40)%       (1.39)%       (1.40)%        (0.70)%         1.50%
  Portfolio turnover                                   105%          147%        313.5%         297.1%         121.4%




----------------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.50% for the periods ended December 31, 1997 and 1996, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.75%, 1.83%, 1.80%, 1.90% and 2.30% for the periods ended December 31, 1999,
    1998, 1997, 1996 and 1995, respectively.



                                                       Phoenix-Engemann Funds 45

---------------------------------------------

               Phoenix-Engemann Small & Mid-Cap Growth Fund


                                                                                   Class B
                                                ------------------------------------------------------------------------------
                                                                                                           Inception
                                                                   Year Ended December 31,                9/18/96 to
                                                       1999               1998               1997          12/31/96
                                                -----------               ----               ----        ----------
  Net asset value, beginning of period               $23.64             $20.87             $18.35           $16.44(6)
  Income from investment operations
  Net investment income (loss)(1)                     (0.55)             (0.45)             (0.46)           (0.32)
  Net realized and unrealized gain (loss)             20.23               3.24               5.04             2.43
                                                -----------           --------           --------        -----------
   Total from investment operations                   19.68               2.79               4.58             2.11
                                                -----------           --------           --------        -----------
  Less distributions
  Dividends from net investment income                   --                 --                 --              --
  Dividends from net realized gains                      --                 --              (2.06)           (0.20)
  In excess of accumulated net realized gains            --              (0.02)                --             --
                                                -----------           --------           --------        -----------
   Total distributions                                   --              (0.02)             (2.06)           (0.20)
                                                -----------           --------           --------        -----------
  Change in net asset value                           19.68               2.77               2.52             1.91
                                                -----------           --------           --------        -----------
  Net asset value, end of period                     $43.32             $23.64             $20.87           $18.35
                                                ===========           ========           ========        ===========
  Total return(2)                                     83.25%             13.39%             25.49%           12.84%(5)
  Ratios/supplemental data:
  Net assets, end of period (thousands)             $73,863            $31,631            $17,298           $1,480
  Ratio to average net assets of:
   Operating expenses                                  2.48%(3)           2.53%(3)           2.60%(3)         2.60%(4)
   Net investment income (loss)                       (2.15)%            (2.14)%            (2.10)%          (2.20)%(4)
  Portfolio turnover                                    105%               147%             313.5%           297.1%




                                                                                   Class C
                                                ------------------------------------------------------------------------------
                                                                                                           Inception
                                                                   Year Ended December 31,                9/18/96 to
                                                       1999               1998               1997          12/31/96
                                                -----------               ----               ----        ----------
  Net asset value, beginning of period               $23.63             $20.87             $18.35           $17.99(6)
  Income from investment operations
  Net investment income (loss)(1)                     (0.55)             (0.45)             (0.47)          (0.29)
  Net realized and unrealized gain (loss)             20.21               3.23               5.05            0.85
                                                -----------           --------           --------        -----------
   Total from investment operations                   19.66               2.78               4.58            0.56
                                                -----------           --------           --------        -----------
  Less distributions
  Dividends from net investment income                   --                 --                 --             --
  Dividends from net realized gains                      --                 --              (2.06)          (0.20)
  In excess of accumulated net realized gains            --              (0.02)                --             --
                                                -----------           --------           --------        -----------
   Total distributions                                   --              (0.02)             (2.06)          (0.20)
                                                -----------           --------           --------        -----------
  Change in net asset value                           19.66               2.76               2.52            0.36
                                                -----------           --------           --------        -----------
  Net asset value, end of period                     $43.29             $23.63             $20.87           $18.35
                                                ===========           ========           ========        ===========
  Total return(2)                                     83.20%             13.34%             25.49%           3.12%(5)
  Ratios/supplemental data:
  Net assets, end of period (thousands)             $37,584            $15,023             $8,080             $54
  Ratio to average net assets of:
   Operating expenses                                  2.48%(3)           2.53%(3)           2.60%(3)        2.60%(4)
   Net investment income (loss)                       (2.15)%            (2.14)%            (2.10)%         (2.20)%(4)
  Portfolio turnover                                    105%               147%             313.5%          297.1%




----------------
(1) Computed using average share outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.50%, 2.58% and 2.60% for the periods December 31, 1999, 1998 and 1997, respectively.
(4) Annualized.
(5) Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.



46 Phoenix-Engemann Funds

---------------------------------------------


                        Phoenix-Engemann Value 25 Fund

                                                                               Class A
                                            -----------------------------------------------------------------------------
                                                                                                      Inception
                                                            Year Ended December 31,                  12/17/96 to
                                                   1999               1998               1997        12/31/96
                                            -----------               -----              -----       --------
  Net asset value, beginning of period           $11.64             $11.56             $10.11         $10.00
  Income from investment operations
  Net investment income (loss)                     0.17               0.15 (1)           0.17 (1)       --(1)
  Net realized and unrealized gain (loss)          0.84               0.66               1.95          0.11
                                            -----------           -----------        -----------     --------
   Total from investment operations               (0.67)              0.81               2.12          0.11
                                            -----------           -----------        -----------     --------
  Less distributions
  Dividends from net investment income            (0.16)             (0.14)             (0.12)          --
  Dividends from net realized gains               (1.52)             (0.59)             (0.55)          --
  In excess of net realized gains                 (0.06)                --                 --           --
                                            -----------           -----------        -----------     --------
   Total distributions                            (1.74)             (0.73)             (0.67)          --
                                            -----------           -----------        -----------     --------
  Change in net asset value                       (2.41)              0.08               1.45          0.11
                                            -----------           -----------        -----------     --------
  Net asset value, end of period                  $9.23             $11.64             $11.56         $10.11
                                            ===========           ===========        ===========     ========
  Total return(2)                                 (5.75)%             7.23%             21.10%         1.10%(5)
  Ratios/supplemental data:
  Net assets, end of period (thousands)         $13,500            $18,090            $19,518          $482
  Ratio to average net assets of:
   Operating expenses                              1.75%(3)           1.75%(3)           1.80%(3)      1.70%(4)
   Net investment income (loss)                    1.32%              1.25%              1.40%         1.80%(4)
  Portfolio turnover                                181%               135%              87.7%           --%




                                                      Class B
                                            ----------------------------
                                                     Year Ended
                                                    December 31,
                                                 1999           1998
                                            ---------           ----
  Net asset value, beginning of period         $11.59         $11.53
  Income from investment operations
  Net investment income (loss)                   0.07           0.06 (1)
  Net realized and unrealized gain (loss)       (0.83)          0.65
                                            ---------      ------------
   Total from investment operations             (0.76)          0.71
                                            ---------      ------------
  Less distributions
  Dividends from net investment income          (0.08)         (0.06)
  Dividends from net realized gains             (1.52)         (0.59)
  In excess of net realized gains               (0.06)            --
                                            ---------      ------------
   Total distributions                          (1.66)         (0.65)
                                            ---------      ------------
  Change in net asset value                     (2.42)          0.06
                                            ---------      ------------
  Net asset value, end of period                $9.17         $11.59
                                            =========      ============
  Total return(2)                               (6.46)%         6.41%
  Ratios/supplemental data:
  Net assets, end of period (thousands)        $7,546        $10,981
  Ratio to average net assets of:
   Operating expenses(7)                         2.50%          2.50%
   Net investment income (loss)                  0.56%          0.54%
  Portfolio turnover                              181%           135%



                                                               Class C
                                            ---------------------------------------------
                                             Inception      Year Ended                    Inception
                                            1/9/97 to       December 31,                 1/9/97 to
                                              12/31/97           1999           1998       12/31/97
                                            ----------      ---------           ----     ----------
  Net asset value, beginning of period        $10.39(6)        $11.58         $11.52       $10.39(6)
  Income from investment operations
  Net investment income (loss)                 0.08 (1)          0.08           0.06 (1)    0.09 (1)
  Net realized and unrealized gain (loss)      1.67             (0.84)          0.65        1.66
                                            ----------      ---------      ------------  ----------
   Total from investment operations            1.75             (0.76)          0.71        1.75
                                            ----------      ---------      ------------  ----------
  Less distributions
  Dividends from net investment income        (0.06)            (0.08)         (0.06)      (0.07)
  Dividends from net realized gains           (0.55)            (1.52)         (0.59)      (0.55)
  In excess of net realized gains               --              (0.06)            --         --
                                            ----------      ---------      ------------  ----------
   Total distributions                        (0.61)            (1.66)         (0.65)      (0.62)
                                            ----------      ---------      ------------  ----------
  Change in net asset value                    1.14             (2.42)          0.06        1.13
                                            ----------      ---------      ------------  ----------
  Net asset value, end of period              $11.53            $9.16         $11.58       $11.52
                                            ==========      =========      ============  ==========
  Total return(2)                             16.97%(5)         (6.49)%         6.42%      17.01%(5)
  Ratios/supplemental data:
  Net assets, end of period (thousands)      $8,799            $3,153         $6,642      $4,893
  Ratio to average net assets of:
   Operating expenses(7)                       2.60%(4)          2.50%          2.50%       2.60%(4)
   Net investment income (loss)                0.70%(4)          0.57%          0.52%       0.80%(4)
  Portfolio turnover                          87.7  %             181%           135%      87.7  %




----------------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.84%, 1.86% and 1.80% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(4) Annualized.
(5) Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.59%, 2.61% and 2.60% for the periods ended December 31, 1999, 1998 and 1997, respectively.



                                                       Phoenix-Engemann Funds 47

               Additional Information
---------------------------------------


     Statement of Additional Information


     The funds have filed a Statement of Additional Information about the funds, dated May 1, 2000 with the Securities and Exchange Commission. The Statement contains more detailed information about the funds. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:



       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       o by calling (800) 243-4361.



     You may also obtain information about the funds from the Securities and Exchange Commission:



       o through its internet site (http://www.sec.gov),

       o by visiting its Public Reference Room in Washington, DC,

       o by writing to its Public Reference Section, Washington, DC 20549-0102 (a fee may be charged), or


       o by electronic request at publicinfo@sec.gov (a fee may be charged).



        Information about the operation of the Public Reference Room may be obtained by calling
        1-202-942-8090.


     Shareholder Reports


     The funds semiannually mail to shareholders detailed reports containing information about each fund's investments. The funds' Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the funds' performance from January 1 through December 31. You may request a free copy of the funds' Annual and Semiannual Reports:



       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       o by calling (800) 243-4361.

                       Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926

SEC File Nos. 33-1922 and 811-4506
                      [recycle logo] Printed on recycled paper using soybean ink

48 Phoenix-Engemann Funds

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

[BACK PAGE]


Phoenix Equity Planning Corporation                              ---------------
PO Box 2200                                                        PRSRT STD
Enfield CT 06083-2200                                             U.S. Postage
                                                                      PAID
                                                                     Andrew
                                                                   Associates
                                                                 ---------------



[LOGO] PHOENIX
       INVESTMENT PARTNERS



For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com.




PXP 2011 (5/00)
                      [recycle logo] Printed on recycled paper using soybean ink

   PHOENIX-ENGEMANN BALANCED RETURN FUND PHOENIX-ENGEMANN FOCUS GROWTH FUND

                       PHOENIX-ENGEMANN NIFTY-FIFTY FUND

                     PHOENIX-ENGEMANN SMALL & MID-CAP FUND

                         PHOENIX-ENGEMANN VALUE 25 FUND


                          600 North Rosemead Boulevard
                        Pasadena, California 91107-2133



                      Statement of Additional Information
                                  May 1, 2000



     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of The Phoenix-Engemann Funds (the "Trust"), dated May 1, 2000 (the "Prospectus"), and should be read in conjunction with it. Such Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.




                               TABLE OF CONTENTS


                                                PAGE
                                                -----
The Trust .....................................   1
Investment Objectives and Policies ............   1
Investment Restrictions .......................   9
Performance Information .......................  11
Portfolio Transactions and Brokerage ..........  13
Portfolio Turnover ............................  14
Services of the Adviser .......................  14
Net Asset Value ...............................  15
How to Buy Shares .............................  16
Alternative Purchase Arrangements .............  16
Investor Account Services .....................  19
How To Redeem Shares ..........................  20
Tax Sheltered Retirement Plans ................  21
Dividends, Distributions and Taxes ............  21
The Distributor ...............................  22
Distribution Plans ............................  24
Management of the Trust .......................  25
Other Information .............................  28
Appendix ......................................  29


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926




PXP 2011B (5/00)

                                   THE TRUST


     The Phoenix-Engemann Funds (the "Trust") (formerly called the "Pasadena Investment Trust") is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust. The name change of the Trust was made on September 3, 1997 in connection with the merger of an acquisition subsidiary of Phoenix Investment Partners, Ltd. and Pasadena Capital Corporation. The Trust presently comprises five series:
Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Balanced Return Fund, , Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, each a "Fund" and, collectively, the "Funds."



                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund. Investment restrictions described in this Statement of Additional Information as a fundamental policy may not be changed without the approval of such Fund's shareholders. Notwithstanding the foregoing, certain investment restrictions affect more than one series of the Trust and therefore modifications may require the consent of other shareholders. There is no assurance that any Fund will meet its investment objective.


Foreign Securities
     Each Fund may invest (directly and/or through Depositary Receipts) in securities principally traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and the information available may not be of the same quality. Foreign companies also may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.


     Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. To hedge against possible variations in currency exchange rates, a Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may purchase and sell forward currency exchange contracts. These are agreements to purchase or sell specified currencies at specified dates and prices. A Fund will only purchase and sell forward currency exchange contracts in amounts which the Adviser deems appropriate to hedge existing or anticipated portfolio positions and will not use such forward contracts for speculative purposes. Foreign securities, like other assets of a Fund, will be held by such Fund's custodian or by an authorized subcustodian. While neither of the Focus Growth, Nifty Fifty and Balanced Return Funds anticipates investing a significant portion of its assets in foreign securities, each of these Funds may invest up to 15% of the value of its total assets (at time of purchase, giving effect thereto) in the securities of foreign issuers and obligors. The Small & Mid-Cap Growth Fund may invest up to 50% of its assets and the Value 25 Fund may invest up to 25% of its assets in foreign securities.


     Depositary Receipts. Each Fund's investments in the securities of foreign issuers may be in the form of Depositary Receipts ("DRs"), e.g., American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Continental Depositary Receipts ("CDRs"), or other forms of DRs. DRs are receipts typically issued by a United States or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may invest in DRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. The depository of unsponsored DRs generally bears all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


Foreign Currency Transactions

     In General. As described below, each Fund (except the Focus Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may engage in certain foreign currency exchange and option transactions. These transactions involve investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to a Fund may leave such Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Adviser's ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Each Fund's ability to enter into futures contracts is also limited by the requirements of the Internal Revenue Code of 1986, as amended, (the "Code") for qualification as a regulated investment company.

     The Small & Mid-Cap Growth Fund and Value 25 Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, each Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.



     Generally, each of the above Funds may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the exchange rate between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


     Each of the above Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Each Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.


     For transaction hedging purposes, each of the above Funds may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives a Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives a Fund the right to purchase the currency at the exercise price until the expiration of the option.


     When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which such Fund expects to purchase, when such Fund holds cash or short-term investments). In connection with position hedging, each of the Funds may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. Each Fund may also purchase or sell foreign currency on a spot basis.


     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


     It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency such Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.


     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.


     Each of the above Funds may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. A Fund receives a premium from writing a put or call option, which increases such Fund's current return if the option expires unexercised or is closed out at a net profit. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.


     A Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

     None of the Funds is a commodity pool. The Funds' transactions in futures and options thereon as described herein will constitute bona fide hedging or other permissible transactions under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, no Fund may engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures and options thereon would exceed 5% of the value of such Fund's net assets, with certain exclusions as defined in the applicable CFTC rules. At the time of purchase of a foreign currency exchange contract, a foreign currency futures contract or related option, liquid assets, such as cash, U.S. government securities or other appropriate high-grade debt obligations, marked to market daily equal to the market value of the foreign currency contract or related option minus the Fund's initial margin deposit will be deposited in a pledged account with the Funds' custodian to collateralize the position and thereby ensure that it is not leveraged.

     Currency forward and futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The holder of a cancelable forward contract has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.


     Although each Fund (except the Focus Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.


     Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit, which is composed of amounts of a number of currencies and is the official medium of exchange of the European Community's European Monetary System.


     Each Fund (except the Focus Growth, Nifty Fifty and Balanced Return Funds) will only purchase or write foreign currency options when the Fund's Adviser believes that a liquid market exists for such options. There can be, however, no assurance that a liquid market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.


     The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be affected significantly, fixed, or supported directly or indirectly, by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

     The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of two currencies, generally the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd- lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Settlement procedures. Settlement procedures relating to the Funds' investments in foreign securities and to the Funds' foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Funds' domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

     Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should such Fund desire to resell that currency to the dealer.


Futures Contracts and Related Options
     A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade--known as "contract markets"--approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. None of the Funds that can invest in futures contracts and related options will invest more than 5% of its net assets in such contracts and options.


     No Fund will deal in commodity contracts per se, and the Small & Mid-Cap Growth and Value 25 Funds will deal only in futures contracts involving financial instruments. Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. Futures contracts traded on an exchange approved by the CFTC are "marked to market" at the end of each year, whether or not they are closed out. In general, 40% of the gain or loss arising from the closing out or marking to market of a futures contract traded on an exchange approved by the CFTC is treated as short-term capital gain or loss, and 60% is treated as long-term capital gain or loss.


     Unlike when a Fund purchases or sells a security, no price is paid or received by such Fund upon the purchase or sale of a futures contract. Upon entering into a contract, such Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or certain liquid securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position would increase in value and such Fund would receive from the broker a variation margin payment based on that increase in value. Conversely, when a Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and such Fund would be required to make a variation margin payment to the broker.

     A Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by such Fund. A Fund may close its positions by taking opposite positions which will operate to terminate such Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to such Fund, and such Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


     At the time of purchase of a financial futures contract or a call option on a futures contract, liquid assets, such as cash, U.S. government securities or other appropriate high-grade debt obligations, marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit will be deposited in a pledged account with the Funds' custodian to collateralize the position and thereby ensure that it is not leveraged.



     Options on futures contracts. Each Fund (except the Focus Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may purchase and write put and call options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Each of the above Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which such Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.



     As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.



     The Small & Mid-Cap Growth and Value 25 Funds will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by such Funds pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.



     Risks of transactions in futures contracts and related options. Successful use of futures contracts by a Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if a Fund has hedged against the possibility of decline in the values of its investments and the values of its investments increase instead, such Fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. A Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements. The loss from investing in futures transactions is potentially unlimited.


     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put or call option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.


     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.


     To reduce or eliminate a hedge position held by a Fund, such Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.



     Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. Both the Small & Mid-Cap Growth and Value 25 Funds may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. Each of these Funds may also purchase and sell options on index futures contracts.

     For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units \x $150). A stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units \x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units \x loss of $2 per unit).

     There are several risks in connection with the use by the Funds of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Funds' Adviser will, however, when engaging in this type of activity, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.


     Successful use of index futures by a Fund for hedging purposes is also subject to the Adviser's ability to predict movements in the direction of the market. It is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in such Fund's portfolio may decline. If this occurred, such Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, such Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if such Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends may not result in a successful hedging transaction over a short time period.


     Options on stock index futures. Options on stock index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


Index Warrants

     Each Fund (except the Focus Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then such Fund would lose the amount of the purchase price paid by it for the warrant.

     A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although each Fund will normally invest only in exchange listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.



Options
     Each Fund may buy and sell put and call options for hedging purposes, and may also seek to increase its return by writing covered put and call options on securities it owns or in which it may invest. A Fund receives a premium from writing a put or call option, which increases such Fund's return if the option expires unexercised or is closed out at a net profit. When a Fund writes a call option, it gives up the opportunity to profit from any increase in the price of the underlying security above the exercise price of the option and the premium received; when it writes a put option, a Fund takes the risk that it will be required to purchase the underlying security form the option holder at a price above the current market price of the security and the premium received. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The aggregate value of the securities underlying options may not exceed 25% of a Fund's assets. Each Fund's use of these strategies also may be limited by applicable law.


Options on Securities Indices and Put and Call Warrants
     Each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes. A securities index represents a numerical measure of the changes in value of the securities comprising the index. An option on a securities index gives the holder the right, in return for the premium paid for the option, to buy (in the case of a call option) or sell (in the case of a put option) units of a particular index at an agreed price during the term of the option. The holder of the option does not receive the right to take or make delivery of the actual securities making up the index, but has the right instead to receive a cash settlement amount based on the change, if any, in the value of the index during the term of the option.

     Depending on the change in the value of the underlying index during the term of the option, the holder may either exercise the option at a profit or permit the option to expire worthless. For example, if a Fund were to sell a call option on an index and the value of the index were to increase during the term of the option, the holder of the index would likely exercise the option and receive a cash payment from such Fund. In, on the other hand, the value of the index were to decrease, the option would likely expire worthless, and such Fund would realize a profit in the amount of the premium received by it when it sold the option (less and transaction costs). Each Fund will only purchase or sell options on a securities index to the extent that it holds securities in its portfolio whose price changes, in the Adviser's judgment, should correlate closely with changes in the index. No Fund will purchase or sell options on securities indices if as a result of the premiums paid and premiums received by a Fund on outstanding options would exceed 5% of such Fund's net assets.

     Each of the Funds may also purchase put and call warrants issued by banks and other financial institutions, whose values are based on the values from time to time of one or more foreign securities indices. Each Fund's use of such warrants would be similar to its use of options on securities indices.



Securities Loans
     Each Fund may make secured loans of its portfolio securities amounting to not more than 25% of its total assets, thereby increasing its total return. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of cash or high-grade short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to such Fund an amount equal to any dividends or interest received on securities lent. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise the voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell securities.

Forward Commitments

     Each Fund (except the Focus Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although each Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, such Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.


Illiquid Securities

     Both the Small & Mid-Cap Growth, and Value 25 Funds may invest up to 15% and each of the Focus Growth, Nifty Fifty and Balanced Return Funds may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with such Fund's objective and other policies. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain options traded in the over-the-counter market and securities used to cover such options. As to these securities, a Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund could be adversely affected. When purchasing securities that have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are not readily marketable, each Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for certain unregistered securities held by a Fund, such Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's Board of Trustees. Because it is not possible to predict with any assurance how the market for restricted securities pursuant to Rule 144A will develop, the Board of Trustees has directed the Adviser to monitor carefully any Fund investments in such securities with particular regard to trading activity, availability or reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.



Repurchase Agreements
     Each Fund may, for temporary defensive purposes, invest its assets in eligible U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $1 billion or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized as primary dealers by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. In addition, to the extent a Fund has over $10 million in assets, the Fund will limit the amount of its transactions with any one bank or Government securities dealer to a maximum of 25% of its assets. Any repurchase agreements entered into by a Fund will be of short duration, from overnight to one week, although the underlying securities generally have longer maturities. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Growth, Nifty Fifty or Balanced Return Funds' or 15% of the value of the Global Growth, Small & Mid-Cap Growth or Value 25 Funds' net assets would be invested in such repurchase agreements and other illiquid assets.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security subject to the repurchase agreement. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party U.S. Government securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian or other entity authorized by the Trust's Board of Trustees to have custody for purposes of repurchase agreement transactions. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities, however.


Special Situations

     Subject to the limitations in the Prospectus, each Fund may invest in special situations that the Adviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.


     A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.


Unseasoned Companies
     As a matter of operating policy, the Funds may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to or not yet well established in its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. In order to avoid undue risks, a Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years' continuous operation (including that of predecessors). Investments by the Nifty Fifty Fund and the Balanced Return Fund in the securities of unseasoned companies may not exceed 5% and 30% respectively of each Fund's total assets.


New Issues
     The Funds may invest in new issues. A new issue may be an initial public offering by a previously private company. There may be less public information about the company and the company may have a limited operating history and rapidly changing fundamental prospects. This may make investment returns of new issues highly volatile. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell.


                            INVESTMENT RESTRICTIONS

     The following restrictions have been adopted as matters of fundamental or operating policy for the Funds. Fundamental policies may not be changed without the approval of a majority of the Fund's outstanding voting securities and approval of the Board of Trustees. Operating policies can be changed by vote of the Board of Trustees. The Funds may not:


     (1) With respect to 75% of a Fund's total assets, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer. This limitation does not apply with respect to the remaining 25% of a Fund's total assets (except that neither the Focus Growth Fund nor the Balanced Return Fund will invest more than 10% of its total assets in any one non-U.S. Government issuer). [Fundamental Policy]


     (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and may make margin payments in connection with transactions in permissible futures and options contracts) or make uncovered short sales. [Operating Policy]


     (3) With respect to 75% of the Small & Mid-Cap Growth and Value 25 Funds' total assets and 100% of the Focus Growth, Nifty Fifty and Balanced Return Funds' total assets, acquire more than 10% of any one class of securities of an issuer or more than 10% of the outstanding voting securities of any one issuer. (For this purpose all common stocks of an issuer are regarded as a single class, and all preferred stocks of an issuer are regarded as a single class.) [Fundamental Policy]

     (4) Borrow money in excess of 20% (5% for the Focus Growth, the Nifty Fifty and Balanced Return Funds) of its total assets (taken at cost) and then only as a temporary measure for extraordinary or emergency reasons and not for investment. (Each Fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage [total assets of the Fund, including the amount borrowed, less liabilities other than such borrowings] of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the Fund is required within three days, not including Sundays and holidays, to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the Fund may have to sell securities at a time when it would be disadvantageous to do so.) [Fundamental Policy]


     (5) With respect to the Small & Mid-Cap Growth and the Value 25 Funds, pledge more than 25% of its total assets (taken at cost) in connection with permissible borrowings. For the purposes of this restriction, the deposit of underlying securities and other assets in connection with the writing of put and call options and collateral arrangements with respect to margin for currency futures contracts are not deemed to be a pledge of assets. [Fundamental Policy]


     (6) Invest more than 5% (30% for the Balanced Return Fund) of its total assets in securities of any one issuer which, together with any predecessor, has been in continuous operation for less than three years. [Fundamental Policy]


     (7) Invest in securities of any company, if officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares or securities of that company collectively own more than 5% of such securities. [Fundamental Policy with respect to the Focus Growth, Nifty Fifty, Balanced Return and Small & Mid-Cap Growth Funds]


     (8) Make loans, except (a) by purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue to the public or to financial institutions, (b) by entry into repurchase agreements, or (c) through the lending of its portfolio securities with respect to not more than 25% of its total assets. [Fundamental Policy]


     (9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts or commodities or commodity contracts, except for transactions in futures contracts and options thereon entered into for hedging purposes, and the Focus Growth, Nifty Fifty and Balanced Return Funds may purchase marketable securities of companies or partnerships holding such interests. [Fundamental Policy for the Small & Mid-Cap Growth and Value 25 Funds]


     (10) Act as an underwriter except to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. [Fundamental Policy]

 (11) Make investments for the purpose of exercising control of a company's management. [Operating Policy]

     (12) Concentrate its investments in particular industries, and in no event invest more than 25% of the value of its total assets in any one industry. [Fundamental Policy]

     (13) Engage in puts, calls, straddles, spreads or any combination thereof, except that, to the extent described in the Prospectus and this Statement of Additional Information, a Fund may buy and sell put and call options (and any combination thereof) on securities, on financial futures contracts, on securities indices, on currency futures contracts and on foreign currencies and may buy and sell put and call warrants, the values of which are based upon securities indices. [Operating Policy]

     (14) Purchase warrants if, as a result, its warrant holdings, valued at the lower of cost or market, would exceed 5% of the Fund's net assets, with no more than 2% of net assets in warrants not listed on the New York or American Stock Exchanges. [Operating Policy]


     (15) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Funds, or by a person designated by the Trustees of the Funds, to make such determinations pursuant to procedures adopted by the Trustees to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Focus Growth, Nifty Fifty and Balanced Return Funds' and more than 15% of the Small & Mid-Cap Growth and Value 25 Funds' net assets (taken at current value) would be invested in the aggregate in securities described in
(a), (b) and (c) above. [Operating Policy]


     (16) Purchase or sell real property (including limited partnership interests), except that the Fund may (a) purchase or sell readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate, (b) purchase or sell securities that are secured by interests in real estate or interests therein, or (c) acquire real estate through exercise of its rights as a holder of obligations secured by real estate or interests therein or sell real estate so acquired. [Fundamental Policy]

 (17) Participate on a joint or joint and several basis in any securities trading account. [Operating Policy]

     (18) Purchase the securities of any other investment company except (a) within the limits of the 1940 Act, (b) in a public offering or in the open market or in privately negotiated transactions where, in either case, to the best information of the Fund, no commission, profit or sales charge to a sponsor or dealer (other than a customary broker's commission or underwriting discount) results from such purchase, (c) if such purchase is part of a merger, consolidation, or acquisition of assets, or (d) as part of a master-feeder arrangement (see below). [Fundamental Policy]

     (19) With respect to the Focus Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund, purchase or sell financial futures, commodities or commodities contracts, including futures contracts on physical commodities. [Fundamental Policy]



     (20) Issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise permitted under these fundamental investment restrictions. [Fundamental Policy]


     Each Fund, notwithstanding any other investment policy or limitation (whether or not fundamental), may invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same objective, policies and limitations as such Fund.


     Some of the practices referred to above are subject to restrictions contained in the 1940 Act. In addition to the restrictions described above, a Fund may from time to time agree to additional investment restrictions for purposes of compliance with the securities laws of those states and foreign jurisdictions where such Fund intends to offer or sell its shares. Any such additional restrictions that would have a material bearing on a Fund's operations will be reflected in the Prospectus or a Prospectus supplement and may require shareholder approval.


                            PERFORMANCE INFORMATION


     The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class or Fund and as a total return of any Class or Fund.


     Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B, or Class C Shares of a Fund over periods of 1, 5 and 10 years or up to the life of the class of shares of a Fund, calculated for each class separately pursuant to the formula below. All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and C Shares, and assume that all dividends and distributions are reinvested when paid.


     P(T + 1)n = ERV
       where P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years,
           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


     The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Russell 2000 Index, Morgan Stanley Capital International All Country World Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.


     Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components.


     Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B, or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.


     The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


     The average annual compounded rates of return, or total return, for the Class A, Class B and Class C shares of each of the Funds for the indicated periods ended December 31, 1999 were as follows:



                                       One           Five          Ten         Inception(2) to
                                       Year         Years         Years       December 31, 1999
  Class A(1)                       -----------   -----------   -----------   ------------------
Balanced Return Fund                   11.31%      20.70%        13.74%             N/A
Focus Growth Fund                      41.13%      28.51%        19.73%             N/A
Nifty Fifty Fund                       24.86%      26.69%        N/A                21.17%
Small & Mid-Cap Growth Fund(4)         73.98%      36.93%        N/A                40.02%
Value 25 Fund                         -11.17%      N/A           N/A                 5.19%




                                    One           Five        Inception(3) to
                                    Year         Years       December 31, 1999
  Class B                       -----------   -----------   ------------------
Balanced Return Fund                13.22%      21.19%           16.42%
Focus Growth Fund                   44.64%      29.06%           22.91%
Nifty Fifty Fund                    27.47%      27.24%           22.44%
Small & Mid-Cap Growth Fund         79.25%      N/A              38.60%
Value 25 Fund                       -9.63%      N/A               5.19%




                                    One           Five        Inception(3) to
                                    Year         Years       December 31, 1999
  Class C                       -----------   -----------   ------------------
Balanced Return Fund                17.22%       21.19%          16.42%
Focus Growth Fund                   48.64%       29.06%          22.91%
Nifty Fifty Fund                    31.47%       27.24%          22.44%
Small & Mid-Cap Growth Fund         83.20%       N/A             35.80%
Value 25 Fund                       -6.49%       N/A              6.00%



(1) Class A Share performance has been restated to reflect the deduction of the current maximum sales charge.

(2) The inception dates of the Funds are as follows:
    Balanced Return Fund--June 8, 1987
    Focus Growth Fund--June 24, 1986
    Nifty Fifty Fund--December 17, 1990
    Small & Mid-Cap Growth Fund--October 10, 1994

     Value 25 Fund--December 17, 1996

(3)The inception date for Class B and Class C shares for the Focus Growth, Nifty Fifty and Balanced Return Funds was January 3, 1994; the inception date for the Class B shares for the Small & Mid-Cap Growth Funds* was September 18, 1996; and the inception date for the Class C shares of the Small & Mid-Cap Growth Fund was October 8, 1996. The inception date for Class B and C shares for the Value 25 Fund was January 9, 1997.
(4)Prior to September 1, 1996, Small & Mid-Cap Growth Funds' shares were not offered to the public and, although each Fund's portfolio was managed substantially in accordance with the investment policies described in its current Prospectus during that period, some management differences did occur due primarily to each Fund's small asset size. Accordingly, each Fund's performance during periods prior to September 1, 1996 may not be relevant to an assessment of such Fund's performance subsequent to such date. Additionally, the Adviser waived all management, administrative and service fees otherwise payable to the Small & Mid-Cap Growth Fund during 1994 and 1995, which had the effect of increasing each Fund's total return for those periods.


     A Fund may also, from time to time, include a reference to the current distribution rate of each Class of shares in investor communications and sales literature preceded or accompanied by a prospectus for such Fund, reflecting the amounts actually distributed to shareholders of each Class which could include capital gains and other items of income, as well as interest and dividend income received by a Fund and distributed to the shareholders. All calculations of a Class's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate for a Class is determined by dividing the distributions declared during the period by the maximum offering price per share of the Class on the last day of the period and annualizing the resulting figure. The distribution rate does not reflect capital appreciation or depreciation in the price of a Fund's shares and should not be confused with yield or considered to be a complete indicator of the return to the investor on his investment.

     Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and shareholders.

     A high rate of portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Funds and indirectly by shareholders.

     Stolper & Company, Inc., of which Michael Stolper, a former Trustee of the Trust and a Director of Pasadena Capital Corporation, is the sole shareholder, has in the past received brokerage business from the Adviser. Stolper & Company, Inc. assists its clients in selecting an investment adviser and offers a service measuring the performance of investment advisers, in return for which the client pays cash or directs the investment adviser to execute a portion of the brokerage business through Bear, Stearns & Company for the credit of Stolper & Company, Inc. Stolper & Company, Inc. and the Adviser anticipate that such brokerage allocation from the Adviser will continue. However, neither Michael Stolper nor Stolper & Company, Inc. will receive or participate in commissions paid by a Fund nor receive any reciprocal business as a result of commissions paid by a Fund, although a Fund may pay usual and customary brokerage commissions to Bear, Stearns & Company for brokerage business by such Fund.

     It is possible that purchases or sales of securities for a Fund also may be considered for other clients of the Adviser or its affiliates, including the other series of the Trust. Any transactions in such securities at or about the same time will be allocated among such

Fund and such other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and the other clients' accounts, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as that Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to such Fund.


     The Board of Trustees of the Trust periodically monitors the operation of these brokerage policies by reviewing the allocation of brokerage orders.

     The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.

     For the fiscal years ended December 1997, 1998 and 1999, brokerage commissions paid by the Trust on portfolio transaction totaled $3,928,310, $2,322,602 and $1,257,738 respectively. For the fiscal years ended December 31, 1997, 1998 and 1999, no brokerage commissions were paid to affiliates for portfolio transactions. Brokerage commissions of $54,306 paid during the fiscal year ended December 31, 1999, were paid on portfolio transactions aggregating $63,352,682 executed by brokers who provided research and other statistical information.



                               PORTFOLIO TURNOVER

     The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus. Portfolio turnover rates varied between 1997 and 1998 due to market conditions and the various investment strategies employed by the funds' managers.



                            SERVICES OF THE ADVISER

     The Adviser, Roger Engemann & Associates, Inc., ("REA" or the "Adviser") has entered into an Investment Management Agreement (the "Management Agreement") with the Trust, on behalf of each series of the Trust, including the Funds, to provide investment advice and investment management services with respect to the assets of each Fund, provide personnel, office space, facilities and equipment as may be needed by the Funds in their day-to-day operations and provide the officers of the Trust. The Management Agreement has been approved by the Board of Trustees of the Trust with respect to each Fund, including a majority of the Trustees who are not a party to the Management Agreement or interested persons of a party to the Management Agreement, and by a majority of the outstanding voting shares of each Fund at a special meeting of shareholders on August 28, 1997.

     The Management Agreement continues from year to year, provided that such continuance is specifically approved annually by a vote of a majority of each Fund's outstanding voting securities or by the Board of Trustees, and by the vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     REA is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a publicly-traded, independent registered investment advisory firm, and has served investors for over 70 years. As of December 31, 1999, it had $64.6 billion in assets under management through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco and Zweig/Glaser Advisers LLC in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


     Except as set forth in the separate Administration Agreement discussed under "The Distributor: Administration Agreement", the Adviser is not responsible under the Management Agreement for any expenses related to the operation of the Funds. Under the Management Agreement, each Fund is responsible and has assumed the obligation for paying all of its expenses, including but not limited to: (i) brokerage and commission expenses, (ii) federal, state, or local taxes, including issue and transfer taxes, incurred by or levied on a Fund, (iii) interest charges on borrowings, (iv) charges and expenses of a Fund's custodian and transfer agent, (v) payment of all investment advisory and management fees, (vi) insurance premiums on a Fund's property and personnel, including the fidelity bond and liability insurance for officers and Trustees, (vii) printing and mailing of all reports, including semi-- annual and annual reports, prospectuses, and statements of additional information to existing shareholders, (viii) fees and expenses of registering a Fund's shares under the federal securities laws and of qualifying its shares under applicable state securities (Blue Sky) laws subsequent to a Fund's initial fiscal period, including expenses attendant upon renewing and increasing such registrations and qualifications, (ix) legal fees and expenses including legal expenses of the independent Trustees, (x) independent Trustees' fees and auditing expenses, including auditing fees of independent public accountants, (xi) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, except for meetings called solely for the Adviser's benefit, (xii) dues and other costs of membership in industry associations, subject to the approval of any such membership by the Board of Trustees, (xiii) service fees paid to dealers and other shareholder service providers pursuant to Services Agreements between the Trust and such service providers, and (xiv) any extraordinary and non-recurring expenses, except as otherwise prescribed therein.


     As compensation for its services under the Management Agreement, the Adviser is paid a monthly fee based on a Fund's average daily net assets at the following annual rates:


                                  First        Next        Over
                                   $50         $450        $500
                                 Million     Million      Million
                                ---------   ---------   ----------
Balanced Return Fund               0.80%       0.70%        0.60%
Focus Growth Fund                  0.90%       0.80%        0.70%
Nifty Fifty Fund                   0.90%       0.80%        0.70%
Small & Mid-Cap Growth Fund        1.00%       0.90%        0.80%
Value 25 Fund                      0.90%       0.80%        0.70%



     For services to the Trust during the fiscal years ended December 31, 1997, 1998 and 1999, the Trust paid management fees (approximately) of $6,614,000, $8,380,000 and $10,826,692, respectively. Of these totals, the adviser received fees from each Fund as follows:




         Fund                 1997            1998            1999
----------------------   -------------   -------------   -------------
Balanced Return Fund        $551,000        $603,000        $931,902
Focus Growth Fund         $3,490,000      $3,842,000      $4,836,987
Nifty Fifty Fund          $1,967,000      $2,617,000      $3,571,794
Small & Mid-Cap Fund        $288,000        $741,000      $1,205,720
Value 25 Fund               $175,000        $330,000        $280,289



The Management Agreement is terminable with respect to each Fund on 60-days' written notice by vote of a majority of such Fund's outstanding shares, by vote of a majority of the Board of Trustees, or by the Adviser on 60-days' written notice. The Management Agreement automatically terminates in the event of its assignment as defined in the 1940 Act. The Management Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties.


The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Code of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to pre-clearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.



                                NET ASSET VALUE



     The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix-Engemann Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


                       ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time.

     Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

Class A Shares
     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing services fee at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.

Class B Shares
     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Class B Shares purchased prior to January 20, 1998 are subject to the sales charge schedule as it existed prior to that date. See the Funds' current Prospectus for additional information.

     Class B Shares are subject to ongoing distribution and services fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted (six years for Class B Shares purchased prior to January 20, 1998), in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.

Class C Shares

     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. Class C Shares of the Focus Growth Fund, Balanced Return Fund and Nifty Fifty Fund purchased prior to January 20, 1998 are not subject to the deferred sales charge. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.


Class A Shares--Reduced Initial Sales Charges
     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) any trustee, director or officer of the Phoenix Funds or any other open-end management investment company advised, subadvised or distributed by the Adviser, Distributor or any corporate affiliate of either or both the Adviser and Distributor (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix-Engemann Fund or other Phoenix Fund qualified plan;

(11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix-Engemann Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix-Engemann Fund or other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Trust; (17) purchasers of Class A Shares bought through investment advisors (including President's Circle clients of REA) and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares). Class A shareholders who made their initial investment prior to January 20, 1998 and qualified to purchase shares without a sales charge, will not have to pay a sales charge on subsequent purchases of Class A Shares.


     Combination Purchase Privilege. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.


     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A or M Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


Class B and C Shares--Waiver of Sales Charges


     The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.



Conversion Feature--Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is not sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal

Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                           INVESTOR ACCOUNT SERVICES



     The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at
(800) 243-1574. Broker/dealers may impose their own restrictions on limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restrictional limit information.



     Exchanges. Under certain circumstances, shares of any Phoenix-Engemann Fund may be exchanged for shares of the same Class of another Phoenix-Engemann Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix-Engemann Fund or any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").


     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix-Engemann Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix-Engemann Fund or any other Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. On Class B and C Share exchanges, the CDSC schedule of the original shares purchased continues to apply.


     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix-Engemann Fund or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.



     Invest-by-Phone. This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.


     To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchased of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                             HOW TO REDEEM SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. See the Funds' current Prospectus for further information. Redemptions by Class B and C shareholders will be subject to the applicable deferred sales charge, if any.

     The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

Redemption of Small Accounts
     Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 30 day period the shareholder has the right to add to the account to bring its value to $200 or more.


By Mail
     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares.


Telephone Redemptions
     Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

Account Reinstatement Privilege
     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

Redemption in Kind
     To the extent consistent with state and federal law, the Funds may make payment of the redemption price in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


                        TAX SHELTERED RETIREMENT PLANS


     Shares of the Funds and other Phoenix Funds may be offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) Profit Sharing and Money Purchase Pension Plans and 403(b) Retirement Plans. REA and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that REA and its affiliates provide to the Phoenix-Engemann Funds and other Affiliated Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers. Write or call Equity Planning at (800) 243-4361 for information about the plans.



Merrill Lynch Daily K Plan
     Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

 (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

 (ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Services Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

 (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

     Plans recordkept on a daily basis by Merrill Lynch on an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES


     Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provision of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year.


     The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of each Fund' net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

     Under another provision of the Code, any dividend declared by each Fund to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by each Fund before February 1, of the following year.

     The Funds' policy is to distribute to its shareholders substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. The Funds intend to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Funds will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Funds reduce the net asset value of the Funds' shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

     A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.


Important Notice Regarding Taxpayer IRS Certification
     Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.


                                THE DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Funds, Phoenix Equity Planning Corporation (the "Distributor"), a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. and an affiliate of the Adviser, serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200.

     The Distribution Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Funds during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


     Pasadena Fund Services, Inc. ("PFSI") served as the principal underwriter for the Funds prior to September 3, 1997. For the fiscal years ended December 31, 1997, 1998 and 1999, purchasers of shares of the Funds paid aggregate sales charges of $2,038,126, $2,334,408 and $2,131,505, respectively, of which PFSI and/or the Distributor received net commissions of $897,831, $707,783 and $847,173, respectively, for its services, the balance being paid to dealers. For the fiscal year ended December 31, 1999, the Distributor received net commissions of $165,377 for Class A Shares and deferred sales charges of $710,308 for Class B and Class C Shares.


Dealer Concessions
     Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.


                                                                                Dealer Discount
                                      Sales Charge          Sales Charge         or Agency Fee
     Amount of Transaction           as Percentage          as Percentage       as Percentage of
       at Offering Price           of Offering Price     of Amount Invested      Offering Price
-------------------------------   -------------------   --------------------   -----------------
Less than $50,000                     5.75%                 6.10%                  5.25%
$50,000 but under $100,000            4.75%                 4.99%                  4.25%
$100,000 but under $250,000           3.75%                 3.90%                  3.25%
$250,000 but under $500,000           2.75%                 2.83%                  2.25%
$500,000 but under $1,000,000         2.00%                 2.04%                  1.75%
$1,000,000 or more                     None                  None                  None


     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchase. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. From its own resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


Administration Agreement
     Phoenix Equity Planning Corporation ("PEPCO") has entered into an Administration Agreement with the Trust on behalf of each series of the Trust including each Fund. Under the Administration Agreement, PEPCO, in its capacity as Administrator, (a) furnishes each Fund with various administrative and shareholder services including, but not limited to, (i) preparing and distributing all shareholder reports, (ii) preparing all tax returns and other regulatory filings, (iii) Blue Sky compliance services, and (iv) expenses related to fund accounting and net asset value determination, and (b) pays for all of the normal operating fees and expenses of a Fund, except for the fees and expenses related to the services to be provided by the Adviser under the Investment Management Agreement, certain professional, fiduciary and audit expenses, including the legal expenses of the independent Trustees, the independent auditing expenses and expenses related to compensation of the independent Trustees and the services fees paid under the Services Agreements, the distribution fees paid under the Rule 12b-1 distribution plans, brokerage and commission expenses and certain de minimis fees of its independent auditors, legal counsel and trustees. See "Plans of Distribution."

     The Administration Agreement dated as of September 3, 1997, was approved, with respect to each Fund, by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Administration Agreement, and continues in effect until terminated on behalf of any Fund by either party on 60-days' written notice.


     As compensation for its services and obligations under the Administration Agreement, the Administrator is paid a monthly fee at an annual rate equal to 0.50% of each Funds' average daily net assets up to $50 million, which rate is reduced at higher levels of net assets. For services to the Trust during the fiscal years ended December 31, 1997, 1998 and 1999, (pursuant to a fee schedule under which the Administrator was paid a monthly fee at an annual rate equal to 0.60% of each Fund's average daily net assets up to $50 million and which rate was reduced at higher levels of net assets) the Trust paid administrative fees (approximately) of $5,458,000, $5,305,000, and $6,790,673 respectively. Of these totals, PEPCO received fees from each Fund as follows:




Fund                          1997            1998            1999
----------------------   -------------   -------------   -------------
Balanced Return Fund        $400,000        $445,000        $680,433
Focus Growth Fund         $3,078,000      $2,420,000      $2,981,416
Nifty Fifty Fund          $1,612,000      $1,655,000      $2,250,464
Small & Mid-Cap Fund        $173,000        $434,000        $691,595
Value 25 Fund               $117,000        $219,000        $186,765


     PEPCO has voluntarily agreed to waive, when necessary, a portion of its administration fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits.



Fund                        1st $50 million     next $450 million     over $500 million
------------------------   -----------------   -------------------   ------------------
Balanced Return            1.09%               0.60%                 0.40%
Focus Growth               0.99%               0.50%                 0.30%
Nifty Fifty                0.99%               0.50%                 0.30%
Small & Mid-Cap Growth     0.50%               0.40%                 0.30%
Value 25                   0.50%               0.40%                 0.30%


                              DISTRIBUTION PLANS


     The Trust has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for Class B and Class C of each series of the Trust (the "Class B Plan," the "Class C Plan," and collectively the "12b-1 Plans"). The 12b-1 Plans permit the Funds to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Funds.


     Pursuant to the 12b-1 Plans, the Funds pay the Distributor 0.75% of the average daily net assets of the Funds' Class B and Class C Shares, respectively. Expenditures under the 12b-1 Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the sale of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectuses and Statements of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds.


     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


     In order to receive payments under the 12b-1 Plans and/or Services Agreements (described below), participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing. If the 12b-1 Plans are terminated in accordance with their terms, the obligations of the Funds to make payments to the Distributor pursuant to the 12b-1 Plans will cease and the Funds will not be required to make any payments past the date on which each 12b-1 Plan terminates.


     On a quarterly basis, the Funds' Trustees review a report on expenditures under the 12b-1 Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the 12b-1 Plans will be continued. By its terms, continuation of the 12b-1 Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or any related agreements (the "12b-1 Plan Trustees"). The 12b-1 Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plans without approval of the shareholders of the Funds and that other material amendments to the 12b-1 Plans must be approved by a majority of the 12b-1 Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The 12b-1 Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The 12b-1 Plans may be terminated at any time by vote of a majority of the 12b-1 Plan Trustees or a majority of the outstanding shares of the Funds.


     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.



     For the fiscal year ended December 31, 1999, the Funds paid Rule 12b-1 distribution fees in the amount of $2,022,159, of which the principal underwriter received $2,000,453. W.S. Griffith & Co., Inc., an affiliate, received $62,393, and unaffiliated broker-dealers received $959,313. Distribution fees were used by the Distributor to compensate dealers for the sale of the Fund's Class B and Class C Shares.



Services Agreements

     Under the Services Agreement, each Fund will pay a continuing service fee to service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the Fund's average daily net assets, which will include the Adviser or Phoenix Equity Planning Corporation (the "Distributor"), for shareholder accounts not serviced by other service providers. (Prior to September 3, 1997, Pasadena Fund Services, Inc. (the "Former Distributor") served as distributor of the Funds' shares.) Such amounts are compensation for providing certain services to clients owning shares of such Fund, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to such Fund, including responding to shareholder inquiries.



     For the fiscal year ended December 31, 1999, the Funds paid service fees in the amount of $3,389,679, of which the principal underwriter received $872,157, and unaffiliated broker-dealers received $2,517,521.



                            MANAGEMENT OF THE TRUST


     The Trustees of the Trust are responsible for the overall supervision of the Funds and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

Trustees And Officers

     The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below.



                                      Positions Held                             Principal Occupations
Name, Address and Age                 With the Trust                            During the Past 5 Years
-------------------------------   ----------------------   -----------------------------------------------------------------
Roger Engemann* (59)              Chairman of the          Chairman, President and Director of the Adviser since 1969.
600 North Rosemead                Board, President and     Chairman, President and Director, Pasadena Capital
 Boulevard                        Trustee                  Corporation (1988-present) and Roger Engemann Management
Pasadena, California 91107                                 Co., Inc. (1985-present).
Barry E. McKinley (64)            Trustee                  Certified Public Accountant; head of B.E. McKinley &
300 North Lake Avenue                                      Associates, an accounting firm, since its inception in 1971.
Suite 930
Pasadena, California 91101
Robert L. Peterson (61)           Trustee                  Private investor. From 1988-1995, Regional Manager for
P.O. Box 80784                                             Commercial Real Estate Brokerage in the Pasadena office
San Marino, California 91118                               of Jon Douglas Company, a real estate firm. Prior thereto he was associated with the real estate brokerage firm of R.A.
                                                           Rowan & Co.
Richard C. Taylor (53)            Trustee                  President of Richard Taylor Company, Inc., a food ingredients
2100 Huntington Drive, #9                                  broker, since 1987.
San Marino, California 91108
Angela Wong (48)                  Trustee                  Since August, 1999, Ms. Wong has been General Counsel at
3880 San Rafael Ave.                                       Self Realization Fellowship. From 1986-1999, she was of
Los Angeles, California 90065                              counsel to the law firm of Manatt, Phelps, Phillips & Kantor, specializing in employee benefits.
Malcolm Axon (41)                 Chief Financial          Chief Financial Officer and Secretary of the Adviser since 1995;
600 North Rosemead                Officer                  previously Controller from 1991 to 1995. Chief Financial Officer
 Boulevard                                                 and Secretary of Roger Engemann Management Co. Inc. since
Pasadena, California 91107                                 1993 and of Pasadena Capital Corporation since 1995.
Tina L. Mitchell                  Secretary                Vice President, Compliance (since 1999) of the Adviser;
600 North Rosemead Boulevard                               previously Compliance Officer from 1997 to 1999 and
Pasadena, California 91101                                 Assistant Compliance Officer from 1993 to 1997. Compliance
                                                           Officer of Roger Enemann Management Co., Inc. since 1997;
                                                           previously, Assistant Compliance Officer from 1993-1997.


*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


     For services rendered to the Trust for the fiscal year ended December 31, 1999, the Trustees received an aggregate of $80,000. For services on the Board of Trustees, each Trustee who is not an employee of the Adviser or any of its affiliates currently receives $2,500 per quarter plus $2,500 for each meeting attended. The officers of the Trust and the Trustees affiliated with the Adviser receive no direct compensation for performing the duties of such offices. However, those officers and Trustees who are affiliated with the Adviser may receive remuneration indirectly because the Adviser receives management fees from the Funds.


     For the Trust's last fiscal year, the Trustees received the following compensation:


                                                                                          Total
                                              Pension or                               Compensation
                          Aggregate      Retirement Benefits        Estimated         From Fund and
                        Compensation       Accrued as Part       Annual Benefits       Fund Complex
        Name              From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
--------------------   --------------   ---------------------   -----------------   -----------------
Roger Engemann             None                  None                  None               None
John S. Tilson             None                  None                  None               None
Barry E. McKinley          $20,000               None                  None              $20,000
Robert L. Peterson         $20,000               None                  None              $20,000
Richard C. Taylor          $20,000               None                  None              $20,000
Angela Wong                $20,000               None                  None              $20,000



     As of April 5, 2000, the Trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of the Balanced Return Fund, the Focus Growth Fund, the Nifty Fifty Fund and the Value 25 Fund. As of April 5, 2000, the Trustees and officers of the Trust, as a group, owned 1.38% of the Small & Mid-Cap Growth Fund.

Principal Shareholders


     As of April 5, 2000 the following shareholders, to the Trust's knowledge, owned of record 5% or more of each Fund's outstanding shares by class, as noted:




                                            Class A       Class B       Class C
                                          -----------   -----------   -----------
Phoenix-Engemann Balanced Return Fund         27.98%        38.50%        51.47%
Merrill Lynch, Pierce,
 Fenner & Smith, Inc.*
Attn: Book Entry
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6485
Phoenix-Engemann Focus Growth Fund            42.11%        46.17%        55.31%
Merrill Lynch, Pierce,
 Fenner & Smith, Inc.*
Attn: Book Entry
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6485
Phoenix-Engemann Nifty Fifty Fund             35.61%        42.16%        64.40%
Merrill Lynch, Pierce,
 Fenner & Smith, Inc.*
Attn: Book Entry
4800 Deer Lake Drive East
Jacksonville, Florida 32216
Phoenix-Engemann Small & Mid-Cap Growth Fund
Merrill Lynch, Pierce,                        35.62%        36.61%        43.90%
 Fenner & Smith, Inc.*
Attn: Book Entry
4800 Deer Lake Drive East
Jacksonville, Florida 32216
Phoenix-Engemann Value 25 Fund
Merrill Lynch, Pierce,                        11.74%        29.66%        62.31%
 Fenner & Smith, Inc.*
Attn: Book Entry
4800 Deer Lake Drive East
Jacksonville, Florida 32216
Union Bank Trust Nominee                      11.24%
FBO Moore Investment Partnership
PO Box 85484
San Diego, California 92112-4103
Barney Sofio                                   6.45%
2307Blanchard Dr
Glendale, CA 91208-1912
Union Bank Trust Nominee                       5.70%
FBO Mark MP
PO Box 85484
San Diego, CA 92186-5484


*Record owner only for its individual customers. To the Trust's knowledge, no customer beneficially owned 5% or more of the total outstanding shares of any Class of any Fund.


                               OTHER INFORMATION


Capital Stock

     The Trust was established on May 28, 1986 as a Massachusetts business trust. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund, except that Class B and C Shares of any Fund, which bear higher distribution fees and certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A and M Shares of the same Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under
Section 16(c) of the Investment Company Act of 1940.


     Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Funds for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent accountants for the Funds. PricewaterhouseCoopers LLP audits the Funds' annual financial statements and expresses an opinion thereon.



Custodian and Transfer Agent


     The custodian of the assets of the Funds is Union Bank of California, 475 Sansome Street, San Francisco, California 94111.


     Pursuant to a Transfer Agent and Service Agreement with the Trust, Equity Planning serves as transfer agent for the Funds (the "Transfer Agent") for which it is paid $14.95 plus certain out of pocket expenses for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions for which such agents are paid a fee by Equity Planning.



Report to Shareholders

     The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.


Financial Statements

     The Financial Statements for the Fund's fiscal year ended December 31, 1999, appearing in the Fund's 1999 Annual Report to Shareholders, are incorporated herein by reference.

                                   APPENDIX

Moody's Investors Service, Inc. Corporate Bond Ratings
     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings
     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix-Engemann Balanced Return Fund



                        INVESTMENTS AT DECEMBER 31, 1999

                                 STANDARD
                                 & POOR'S      PAR
                                  RATING      VALUE
                                (Unaudited)   (000)            VALUE
                                -----------  --------  ---------------------
U.S. GOVERNMENT SECURITIES--24.5%

U.S. TREASURY BONDS--12.9%
U.S. Treasury Bonds 9.25%,
2/15/16.......................      AAA      $ 18,000  $          22,223,486

U.S. TREASURY NOTES--11.6%
U.S. Treasury Notes 6.50%,
8/15/05.......................      AAA        20,000             19,994,824
- ----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $43,430,557)                                     42,218,310
- ----------------------------------------------------------------------------

                                              SHARES
                                             --------
COMMON STOCKS--72.8%

BANKS (MAJOR REGIONAL)--0.8%
Wells Fargo Co................                 35,000              1,415,312
COMMUNICATIONS EQUIPMENT--5.6%
Lucent Technologies, Inc......                 65,000              4,862,812
Tellabs, Inc.(b)..............                 75,000              4,814,062
                                                       ---------------------
                                                                   9,676,874
                                                       ---------------------

COMPUTERS (HARDWARE)--4.5%
Dell Computer Corp.(b)........                 37,000              1,887,000
International Business
Machines Corp.................                 16,000              1,728,000
Sun Microsystems, Inc.(b).....                 52,000              4,026,750
                                                       ---------------------
                                                                   7,641,750
                                                       ---------------------

                                              SHARES           VALUE
                                             --------  ---------------------

COMPUTERS (NETWORKING)--5.4%
Cisco Systems, Inc.(b)........                 87,000  $           9,319,875

COMPUTERS (PERIPHERALS)--2.9%
EMC Corp.(b)..................                 46,000              5,025,500

COMPUTERS (SOFTWARE & SERVICES)--9.6%
America Online, Inc.(b).......                 38,000              2,866,625
BMC Software, Inc.(b).........                 80,000              6,395,000
Microsoft Corp.(b)............                 62,000              7,238,500
                                                       ---------------------
                                                                  16,500,125
                                                       ---------------------

ELECTRICAL EQUIPMENT--1.8%
General Electric Co...........                 20,000              3,095,000

ELECTRONICS (SEMICONDUCTORS)--8.0%
Intel Corp....................                 73,000              6,008,812
Texas Instruments, Inc........                 80,000              7,750,000
                                                       ---------------------
                                                                  13,758,812
                                                       ---------------------

FINANCIAL (DIVERSIFIED)--4.6%
American Express Co...........                 19,000              3,158,750
Citigroup, Inc................                 70,500              3,917,156
Freddie Mac...................                 19,000                894,188
                                                       ---------------------
                                                                   7,970,094
                                                       ---------------------

HEALTH CARE (DIVERSIFIED)--2.6%
Warner-Lambert Co.............                 55,000              4,506,563

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.5%
Merck & Co., Inc..............                 58,000              3,889,625

                       See Notes to Financial Statements                       7

Phoenix-Engemann Balanced Return Fund


                                              SHARES           VALUE
                                             --------  ---------------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--CONTINUED
Pfizer, Inc...................                120,000  $           3,892,500
                                                       ---------------------
                                                                   7,782,125
                                                       ---------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.2%
Medtronic, Inc................                104,000              3,789,500

INVESTMENT BANKING/BROKERAGE--0.4%
Merrill Lynch & Co., Inc......                  7,000                584,500

LODGING-HOTELS--1.4%
Carnival Corp.................                 50,000              2,390,625
MANUFACTURING (DIVERSIFIED)--0.9%
Tyco International Ltd........                 40,000              1,555,000

RETAIL (BUILDING SUPPLIES)--4.2%
Home Depot, Inc. (The)........                105,000              7,199,063
RETAIL (DRUG STORES)--0.6%
Walgreen Co...................                 36,000              1,053,000

RETAIL (GENERAL MERCHANDISE)--4.7%
Costco Wholesale Corp.(b).....                 30,000              2,737,500
Dayton Hudson Corp.(b)........                 48,000              3,525,000
Wal-Mart Stores, Inc..........                 25,000              1,728,125
                                                       ---------------------
                                                                   7,990,625
                                                       ---------------------

                                              SHARES           VALUE
                                             --------  ---------------------

RETAIL (SPECIALTY)--0.8%
Staples, Inc.(b)..............                 68,000  $           1,411,000

SERVICES (ADVERTISING/MARKETING)--1.6%
Interpublic Group of Cos.,
Inc. (The)....................                 48,000              2,769,000

SERVICES (COMMERCIAL & CONSUMER)--0.6%
Cendant Corp.(b)..............                 38,000              1,009,375

TELECOMMUNICATIONS (LONG DISTANCE)--5.1%
MCI WorldCom, Inc.(b).........                163,500              8,675,719
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $72,614,890)                                    125,119,437
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--97.3%
(IDENTIFIED COST $116,045,447)                                   167,337,747(a)
Cash and receivables, less liabilities--2.7%                       4,576,421
                                                       ---------------------
NET ASSETS--100.0%                                     $         171,914,168
                                                       =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $54,354,476 and gross depreciation of $3,062,176 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $116,045,447.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $116,045,447)                              $  167,337,747
Cash                                                               3,240,835
Receivables
  Dividends and interest                                           1,155,077
  Fund shares sold                                                   766,688
                                                              --------------
    Total assets                                                 172,500,347
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            195,930
  Distribution fee                                                   181,548
  Investment advisory fee                                            104,046
  Administration fee                                                  75,531
  Trustees' fee                                                        5,428
Accrued expenses                                                      23,696
                                                              --------------
    Total liabilities                                                586,179
                                                              --------------
NET ASSETS                                                    $  171,914,168
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  120,639,234
Accumulated net realized loss                                        (17,366)
Net unrealized appreciation                                       51,292,300
                                                              --------------
NET ASSETS                                                    $  171,914,168
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $123,482,321)                3,182,804
Net asset value per share                                             $38.80
Offering price per share $38.80/(1-4.75%)                             $40.73
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $30,579,915)                   801,956
Net asset value and offering price per share                          $38.13
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,851,932)                   467,186
Net asset value and offering price per share                          $38.21

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                                                      $   2,319,314
Dividends                                                           376,564
                                                              -------------
    Total investment income                                       2,695,878
                                                              -------------
EXPENSES
Investment advisory fee                                             931,902
Distribution fee, Class A                                           233,049
Distribution fee, Class B                                           207,186
Distribution fee, Class C                                           121,488
Administration                                                      680,433
Professional                                                         20,268
Trustees                                                             12,365
                                                              -------------
    Total expenses                                                2,206,691
                                                              -------------
NET INVESTMENT INCOME                                               489,187
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   5,917,606
Net change in unrealized appreciation (depreciation) on
  investments                                                    17,431,518
                                                              -------------
NET GAIN ON INVESTMENTS                                          23,349,124
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  23,838,311
                                                              =============

                       See Notes to Financial Statements                       9

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended   Year Ended
                                            12/31/99     12/31/98
                                          ------------  -----------
FROM OPERATIONS
  Net investment income (loss)            $    489,187  $   790,648
  Net realized gain (loss)                   5,917,606    8,795,193
  Net change in unrealized appreciation
    (depreciation)                          17,431,518   11,029,950
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               23,838,311   20,615,791
                                          ------------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (489,187)    (718,900)
  Net investment income, Class B                    --      (51,501)
  Net investment income, Class C                    --      (31,607)
  Net realized gains, Class A               (6,406,492)  (4,454,688)
  Net realized gains, Class B               (1,606,363)    (700,523)
  Net realized gains, Class C                 (906,849)    (468,778)
  In excess of net investment income,
    Class A                                    (25,941)          --
  In excess of net realized gains,
    Class A                                    (29,581)          --
  In excess of net realized gains,
    Class B                                     (7,417)          --
  In excess of net realized gains,
    Class C                                     (4,187)          --
                                          ------------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (9,476,017)  (6,425,997)
                                          ------------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,413,697 and 511,438 shares,
    respectively)                           51,433,069   16,268,814
  Net asset value of shares issued from
    reinvestment of distributions
    (167,310 and 140,176 shares,
    respectively)                            6,421,251    4,824,840
  Cost of shares repurchased (483,447
    and 514,775 shares, respectively)      (17,823,682) (16,514,937)
                                          ------------  -----------
Total                                       40,030,638    4,578,717
                                          ------------  -----------
CLASS B
  Proceeds from sales of shares (521,062
    and 131,818 shares, respectively)       18,703,613    4,376,531
  Net asset value of shares issued from
    reinvestment of distributions
    (37,162 and 20,594 shares,
    respectively)                            1,402,126      699,581
  Cost of shares repurchased (91,202 and
    72,187 shares, respectively)            (3,292,239)  (2,275,763)
                                          ------------  -----------
Total                                       16,813,500    2,800,349
                                          ------------  -----------
CLASS C
  Proceeds from sales of shares (263,121
    and 69,806 shares, respectively)         9,526,650    2,171,650
  Net asset value of shares issued from
    reinvestment of distributions
    (21,486 and 13,470 shares,
    respectively)                              812,372      458,553
  Cost of shares repurchased (38,401 and
    56,060 shares, respectively)            (1,373,573)  (1,759,923)
                                          ------------  -----------
Total                                        8,965,449      870,280
                                          ------------  -----------
CLASS M
  Proceeds from sales of shares (0 and
    3,393 shares, respectively)                     --      100,100
  Cost of shares repurchased (0 and
    3,393 shares, respectively)                     --     (112,685)
                                          ------------  -----------
Total                                               --      (12,585)
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 65,809,587    8,236,761
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS     80,171,881   22,426,555
                                          ------------  -----------
NET ASSETS
  Beginning of period                       91,742,287   69,315,732
                                          ------------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF $0
    AND $0, RESPECTIVELY]                 $171,914,168  $91,742,287
                                          ============  ===========

10                     See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                           CLASS A
                                 -----------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                 -----------------------------------------------------------
                                  1999         1998         1997         1996         1995
Net asset value, beginning of
  period                         $ 34.83      $ 29.05      $ 28.08      $ 25.39      $ 20.54
INCOME FROM INVESTMENT
  OPERATIONS(4)
  Net investment income (loss)      0.21(1)      0.40         0.30(1)      0.29(1)      0.27(1)
  Net realized and unrealized
    gain (loss)                     6.07         8.03         4.98         4.23         5.31
                                 -------      -------      -------      -------      -------
      TOTAL FROM INVESTMENT
        OPERATIONS                  6.28         8.43         5.28         4.52         5.58
                                 -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income              (0.16)       (0.40)       (0.32)       (0.30)       (0.29)
  Dividends from net realized
    gains                          (2.13)       (2.25)       (3.99)       (1.53)       (0.44)
  In excess of net investment
    income                         (0.01)          --           --           --           --
  In excess of net realized
    gains                          (0.01)          --           --           --           --
                                 -------      -------      -------      -------      -------
      TOTAL DISTRIBUTIONS          (2.31)       (2.65)       (4.31)       (1.83)       (0.73)
                                 -------      -------      -------      -------      -------
Change in net asset value           3.97         5.78         0.97         2.69         4.85
                                 -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD    $38.80       $34.83       $29.05       $28.08       $25.39
                                 =======      =======      =======      =======      =======
Total return(2)                    18.10%       29.12%       18.98%       17.78%       27.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $123,482     $72,620      $56,610      $51,947      $52,028
RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                1.56%        1.63%         1.7%(3)      2.0%(3)      2.1%
  Net investment income (loss)      0.58%        1.15%         1.0%         1.1%         1.2%
Portfolio turnover                    41%         124%        40.3%        35.1%        51.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 1.70% and 2.10% for the periods ended December 31, 1997 and 1996, respectively.
(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     CLASS B
                                           -----------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------
                                            1999         1998         1997         1996         1995
Net asset value, beginning of period        $34.37       $28.76       $27.85       $25.26       $20.49
INCOME FROM INVESTMENT OPERATIONS(4)
  Net investment income (loss)               (0.06)(1)     0.13         0.08(1)      0.09(1)      0.08(1)
  Net realized and unrealized gain
    (loss)                                    5.96         7.91         4.93         4.16         5.29
                                           -------      -------      -------      -------      -------
      TOTAL FROM INVESTMENT OPERATIONS        5.90         8.04         5.01         4.25         5.37
                                           -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income          --        (0.18)       (0.11)       (0.13)       (0.16)
  Dividends from net realized gains          (2.13)       (2.25)       (3.99)       (1.53)       (0.44)
  In excess of net realized gains            (0.01)          --           --           --           --
                                           -------      -------      -------      -------      -------
      TOTAL DISTRIBUTIONS                    (2.14)       (2.43)       (4.10)       (1.66)       (0.60)
                                           -------      -------      -------      -------      -------
Change in net asset value                     3.76         5.61         0.91         2.59         4.77
                                           -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD              $38.13       $34.37       $28.76       $27.85       $25.26
                                           =======      =======      =======      =======      =======
Total return(2)                              17.22 %      28.06%       18.15%       16.82%       26.20%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)    $30,580      $11,512       $7,125       $4,609       $2,721
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.30 %       2.38%         2.4%(3)      2.7%(3)      2.9%
  Net investment income (loss)               (0.16)%      0.39%          0.3%         0.3%         0.3%
Portfolio turnover                              41 %        124%        40.3%        35.1%        51.1%

                                                                     CLASS C
                                           -----------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------
                                            1999         1998         1997         1996         1995
Net asset value, beginning of period       $ 34.44      $ 28.80      $ 27.88      $ 25.28      $ 20.48
INCOME FROM INVESTMENT OPERATIONS(4)
  Net investment income (loss)               (0.06)(1)     0.14         0.08(1)      0.09(1)      0.07(1)
  Net realized and unrealized gain
    (loss)                                    5.97         7.92         4.92         4.16         5.30
                                           -------      -------      -------      -------      -------
      TOTAL FROM INVESTMENT OPERATIONS        5.91         8.06         5.00         4.25         5.37
                                           -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income          --        (0.17)       (0.09)       (0.12)       (0.13)
  Dividends from net realized gains          (2.13)       (2.25)       (3.99)       (1.53)       (0.44)
  In excess of net realized gains            (0.01)          --           --           --           --
                                           -------      -------      -------      -------      -------
      TOTAL DISTRIBUTIONS                    (2.14)       (2.42)       (4.08)       (1.65)       (0.57)
                                           -------      -------      -------      -------      -------
Change in net asset value                     3.77         5.64         0.92         2.60         4.80
                                           -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD              $38.21       $34.44       $28.80       $27.88       $25.28
                                           =======      =======      =======      =======      =======
Total return(2)                              17.22 %      28.07%       18.11%       16.79%       26.23%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)    $17,852       $7,610       $5,581       $4,183       $2,809
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.30 %       2.38%         2.4%(3)      2.7%(3)      2.9%
  Net investment income (loss)               (0.16)%      0.39%          0.3%         0.3%         0.3%
Portfolio turnover                              41 %        124%        40.3%        35.1%        51.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 2.50% and 2.80% for the periods ended December 31, 1997 and 1996, respectively.
(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

12
                       See Notes to Financial Statements

PHOENIX-ENGEMANN FOCUS GROWTH FUND



                        INVESTMENTS AT DECEMBER 31, 1999

                                                 SHARES        VALUE
                                              ------------  ------------
COMMON STOCKS--95.8%

BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
Clear Channel Communications, Inc.(b)...            85,000  $  7,586,250
COMMUNICATIONS EQUIPMENT--10.2%
Lucent Technologies, Inc................           396,000    29,625,750
QUALCOMM, Inc.(b).......................           160,000    28,200,000
Tellabs, Inc.(b)........................           341,100    21,894,356
                                                            ------------
                                                              79,720,106
                                                            ------------

COMPUTERS (HARDWARE)--5.1%
Dell Computer Corp.(b)..................           300,000    15,300,000
International Business Machines Corp....           100,000    10,800,000
Sun Microsystems, Inc.(b)...............           185,000    14,325,937
                                                            ------------
                                                              40,425,937
                                                            ------------
COMPUTERS (NETWORKING)--8.1%
Cisco Systems, Inc.(b)..................           592,224    63,441,996

COMPUTERS (PERIPHERALS)--3.3%
EMC Corp.(b)............................           234,000    25,564,500

COMPUTERS (SOFTWARE & SERVICES)--16.4%
America Online, Inc.(b).................           584,000    44,055,500
BMC Software, Inc.(b)...................           150,000    11,990,625
Microsoft Corp.(b)......................           362,600    42,333,550
Yahoo!, Inc.(b).........................            70,000    30,288,125
                                                            ------------
                                                             128,667,800
                                                            ------------

ELECTRICAL EQUIPMENT--3.3%
General Electric Co.....................           170,000    26,307,500
                                                 SHARES        VALUE
                                              ------------  ------------

ELECTRONICS (SEMICONDUCTORS)--14.9%
Intel Corp..............................           252,800  $ 20,808,600
JDS Uniphase Corp.(b)...................           230,000    37,101,875
Texas Instruments, Inc..................           569,200    55,141,250
Xilinx, Inc.(b).........................            85,000     3,864,844
                                                            ------------
                                                             116,916,569
                                                            ------------

FINANCIAL (DIVERSIFIED)--4.3%
American Express Co.....................            94,000    15,627,500
Citigroup, Inc..........................           330,000    18,335,625
                                                            ------------
                                                              33,963,125
                                                            ------------

HEALTH CARE (DIVERSIFIED)--1.8%
Warner-Lambert Co.......................           170,000    13,929,375

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.4%
Genentech, Inc.(b)......................            86,000    11,567,000
Merck & Co., Inc........................           208,200    13,962,412
Pfizer, Inc.............................           511,800    16,601,512
                                                            ------------
                                                              42,130,924
                                                            ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.4%
Medtronic, Inc..........................           300,200    10,938,538

INVESTMENT BANKING/BROKERAGE--3.1%
Goldman Sachs Group, Inc. (The).........           100,000     9,418,750
Merrill Lynch & Co., Inc................           176,000    14,696,000
                                                            ------------
                                                              24,114,750
                                                            ------------

LODGING-HOTELS--1.8%
Carnival Corp...........................           302,200    14,448,938

                       See Notes to Financial Statements                      15

Phoenix-Engemann Focus Growth Fund


                                                 SHARES        VALUE
                                              ------------  ------------
RETAIL (BUILDING SUPPLIES)--3.3%
Home Depot, Inc. (The)..................           375,000  $ 25,710,938

RETAIL (DEPARTMENT STORES)--1.8%
Kohl's Corp.(b).........................           192,700    13,910,531

RETAIL (GENERAL MERCHANDISE)--3.4%
Costco Wholesale Corp.(b)...............            95,000     8,668,750
Wal-Mart Stores, Inc....................           259,000    17,903,375
                                                            ------------
                                                              26,572,125
                                                            ------------

SERVICES (COMMERCIAL & CONSUMER)--2.1%
Cendant Corp.(b)........................           636,833    16,915,877
TELECOMMUNICATIONS (LONG DISTANCE)--4.1%
MCI WorldCom, Inc.(b)...................           610,500    32,394,656

TRUCKERS --1.0%
United Parcel Service, Inc..............           119,500     8,245,500
- ------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $301,975,818)                               751,905,935
- ------------------------------------------------------------------------

                                                 SHARES        VALUE
                                              ------------  ------------

FOREIGN COMMON STOCKS--1.5%

COMMUNICATIONS EQUIPMENT--1.5%
Nokia Oyj Sponsored ADR (Finland).......            60,000  $ 11,400,000
- ------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,899,206)                                  11,400,000
- ------------------------------------------------------------------------

TOTAL INVESTMENTS--97.3%
(IDENTIFIED COST $307,875,024)                               763,305,935(a)
Cash and receivables, less liabilities--2.7%                  21,150,877
                                                            ------------
NET ASSETS--100.0%                                          $784,456,812
                                                            ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $457,362,169 and gross depreciation of $1,931,258 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $307,875,024.
(b)  Non-income producing.

16
                       See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $307,875,024)                              $  763,305,935
Cash                                                              26,335,210
Receivables
  Fund shares sold                                                 1,217,125
  Dividends and interest                                             315,122
                                                              --------------
    Total assets                                                 791,173,392
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  3,856,374
  Fund shares repurchased                                            853,601
  Option written, at value (premium received $1,017,416)             478,125
  Distribution fee                                                   699,102
  Investment advisory fee                                            491,860
  Administration fee                                                 290,813
  Trustees' fee                                                        5,428
Accrued expenses                                                      41,277
                                                              --------------
    Total liabilities                                              6,716,580
                                                              --------------
NET ASSETS                                                    $  784,456,812
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  328,486,610
Net unrealized appreciation                                      455,970,202
                                                              --------------
NET ASSETS                                                    $  784,456,812
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $621,386,162)               18,692,221
Net asset value per share                                             $33.24
Offering price per share $33.24/(1-4.75%)                             $34.90
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $106,372,106)                3,435,022
Net asset value and offering price per share                          $30.97
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $56,698,544)                 1,830,971
Net asset value and offering price per share                          $30.97

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                                                     $    2,071,025
Interest                                                             997,025
                                                              --------------
    Total investment income                                        3,068,050
                                                              --------------
EXPENSES
Investment advisory fee                                            4,836,987
Distribution fee, Class A                                          1,232,638
Distribution fee, Class B                                            787,057
Distribution fee, Class C                                            410,207
Administration                                                     2,981,416
Professional                                                          48,594
Trustees                                                              13,620
                                                              --------------
    Total expenses                                                10,310,519
                                                              --------------
NET INVESTMENT LOSS                                               (7,242,469)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   85,809,182
Net realized gain on written options                                 672,473
Net change in unrealized appreciation (depreciation) on
  investments                                                    184,418,047
Net change in unrealized appreciation (depreciation) on
  written options                                                    539,291
                                                              --------------
NET GAIN ON INVESTMENTS                                          271,438,993
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  264,196,524
                                                              ==============

                       See Notes to Financial Statements                      17

Phoenix-Engemann Focus Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (7,242,469) $ (4,059,521)
  Net realized gain (loss)                  86,481,655    77,363,122
  Net change in unrealized appreciation
    (depreciation)                         184,957,338    80,943,604
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              264,196,524   154,247,205
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A             (103,359,347)  (19,191,036)
  Net realized gains, Class B              (18,563,891)   (3,003,744)
  Net realized gains, Class C               (9,894,149)   (1,570,635)
  In excess of net realized gains, Class
    A                                       (2,793,835)           --
  In excess of net realized gains, Class
    B                                         (501,788)           --
  In excess of net realized gains, Class
    C                                         (267,443)           --
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS         (135,380,453)  (23,765,415)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,437,653 and 554,463 shares,
    respectively)                           77,978,236    12,769,077
  Net asset value of shares issued from
    reinvestment of distributions
    (2,932,699 and 665,077 shares,
    respectively)                           95,019,463    17,245,429
  Cost of shares repurchased (3,126,770
    and 3,536,921 shares, respectively)    (98,805,876)  (79,785,149)
                                          ------------  ------------
Total                                       74,191,823   (49,770,643)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (672,999
    and 245,967 shares, respectively)       19,484,473     5,372,379
  Net asset value of shares issued from
    reinvestment of distributions
    (575,602 and 110,700 shares,
    respectively)                           17,377,421     2,728,756
  Cost of shares repurchased (402,631
    and 534,746 shares, respectively)      (11,482,014)  (11,527,013)
                                          ------------  ------------
Total                                       25,379,880    (3,425,878)
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (417,135
    and 164,645 shares, respectively)       12,312,851     3,582,593
  Net asset value of shares issued from
    reinvestment of distributions
    (308,840 and 58,568 shares,
    respectively)                            9,323,884     1,443,709
  Cost of shares repurchased (251,773
    and 356,278 shares, respectively)       (7,279,393)   (7,561,830)
                                          ------------  ------------
Total                                       14,357,342    (2,535,528)
                                          ------------  ------------
CLASS M
  Proceeds from sales of shares (0 and
    4,866 shares, respectively)                     --       100,100
  Cost of shares repurchased (0 and
    4,866 shares, respectively)                     --      (108,609)
                                          ------------  ------------
Total                                               --        (8,509)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                113,929,045   (55,740,558)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    242,745,116    74,741,232
NET ASSETS
  Beginning of period                      541,711,696   466,970,464
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $784,456,812  $541,711,696
                                          ============  ============

18                     See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                           ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             1999          1998          1997          1996          1995
Net asset value, beginning of period       $  26.82      $  20.43      $  21.94      $  19.28      $  15.40
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.31)        (0.16)        (0.16)        (0.14)        (0.06)
  Net realized and unrealized gain
    (loss)                                    13.48          7.76          3.51          4.47          4.24
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        13.17          7.60          3.35          4.33          4.18
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (6.57)        (1.21)        (4.86)        (1.67)        (0.30)
  In excess of net realized gains             (0.18)           --            --            --            --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (6.75)        (1.21)        (4.86)        (1.67)        (0.30)
                                           --------      --------      --------      --------      --------
Change in net asset value                      6.42          6.39         (1.51)         2.66          3.88
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD             $  33.24      $  26.82      $  20.43      $  21.94      $  19.28
                                           ========      ========      ========      ========      ========
Total return(2)                               49.74 %       37.41 %       16.04 %       22.49 %       27.16 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $621,386      $441,146      $383,481      $426,785      $415,416

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.54 %        1.58 %         1.6 %(3)      1.6 %(3)      1.6 %
  Net investment income (loss)                (1.04)%       (0.72)%        (0.7)%        (0.6)%        (0.3)%
Portfolio turnover                               56 %         119 %        70.6 %        70.1 %        65.9 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.60% for the periods ended December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS B
                                           ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             1999          1998          1997          1996          1995
Net asset value, beginning of period       $  25.49      $  19.61      $  21.40      $  18.99      $  15.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.51)        (0.32)        (0.34)        (0.31)        (0.20)
  Net realized and unrealized gain
    (loss)                                    12.74          7.41          3.41          4.39          4.21
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        12.23          7.09          3.07          4.08          4.01
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (6.57)        (1.21)        (4.86)        (1.67)        (0.30)
  In excess of net realized gains             (0.18)           --            --            --            --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (6.75)        (1.21)        (4.86)        (1.67)        (0.30)
                                           --------      --------      --------      --------      --------
Change in net asset value                      5.48          5.88         (1.79)         2.41          3.71
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD             $  30.97      $  25.49      $  19.61      $  21.40      $  18.99
                                           ========      ========      ========      ========      ========
Total return(2)                               48.64 %       36.38 %       15.13 %       21.52 %       26.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $106,372       $65,986       $54,267       $49,444       $34,786
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.29 %        2.33 %         2.4 %(3)      2.3 %(3)      2.4 %
  Net investment income (loss)                (1.78)%       (1.47)%        (1.5)%        (1.5)%        (1.1)%
Portfolio turnover                               56 %         119 %        70.6 %        70.1 %        65.9 %

                                                                       CLASS C
                                           ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             1999          1998          1997          1996          1995
Net asset value, beginning of period       $  25.49      $  19.61      $  21.40      $  18.99      $  15.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.51)        (0.32)        (0.34)        (0.31)        (0.20)
  Net realized and unrealized gain
    (loss)                                    12.74          7.41          3.41          4.39          4.21
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        12.23          7.09          3.07          4.08          4.01
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (6.57)        (1.21)        (4.86)        (1.67)        (0.30)
  In excess of net realized gains             (0.18)           --            --            --            --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (6.75)        (1.21)        (4.86)        (1.67)        (0.30)
                                           --------      --------      --------      --------      --------
Change in net asset value                      5.48          5.88         (1.79)         2.41          3.71
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD             $  30.97      $  25.49      $  19.61      $  21.40      $  18.99
                                           ========      ========      ========      ========      ========
Total return(2)                               48.64 %       36.38 %       15.13 %       21.52 %       26.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $56,699       $34,580       $29,222       $27,239       $20,497
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.29 %        2.33 %         2.4 %(3)      2.3 %(3)      2.4 %
  Net investment income (loss)                (1.78)%       (1.47)%        (1.5)%        (1.5)%        (1.1)%
Portfolio turnover                               56 %         119 %        70.6 %        70.1 %        65.9 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.40% for the periods ended December 31, 1997 and 1996, respectively.

20
                       See Notes to Financial Statements

PHOENIX-ENGEMANN NIFTY FIFTY FUND


                        INVESTMENTS AT DECEMBER 31, 1999

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--96.6%
BANKS (MAJOR REGIONAL)--1.0%
Wells Fargo Co..........................       134,400  $  5,434,800
BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
AT&T Corp.-Liberty Media Group Class
A(b)....................................        53,000     3,007,750
COMMUNICATIONS EQUIPMENT--6.8%
Lucent Technologies, Inc................       280,000    20,947,500
Tellabs, Inc.(b)........................       240,000    15,405,000
                                                        ------------
                                                          36,352,500
                                                        ------------
COMPUTERS (HARDWARE)--4.7%
Dell Computer Corp.(b)..................       100,000     5,100,000
International Business Machines Corp....       100,000    10,800,000
Sun Microsystems, Inc.(b)...............       120,000     9,292,500
                                                        ------------
                                                          25,192,500
                                                        ------------
COMPUTERS (NETWORKING)--6.0%
Cisco Systems, Inc.(b)..................       295,874    31,695,502
COMPUTERS (PERIPHERALS)--7.0%
EMC Corp.(b)............................       340,000    37,145,000
COMPUTERS (SOFTWARE & SERVICES)--12.1%
America Online, Inc.(b).................       252,000    19,010,250
BMC Software, Inc.(b)...................       120,000     9,592,500
Compuware Corp.(b)......................       114,000     4,246,500
Microsoft Corp.(b)......................       268,800    31,382,400
                                                        ------------
                                                          64,231,650
                                                        ------------
CONSUMER FINANCE--1.2%
MBNA Corp...............................       225,000     6,131,250
ELECTRICAL EQUIPMENT--2.9%
General Electric Co.....................       100,000    15,475,000
                                               SHARES      VALUE
                                              --------  ------------
ELECTRONICS (SEMICONDUCTORS)--9.1%
Intel Corp..............................       223,000  $ 18,355,687
Texas Instruments, Inc..................       311,000    30,128,125
                                                        ------------
                                                          48,483,812
                                                        ------------
ENTERTAINMENT--0.9%
Time Warner, Inc........................        65,000     4,708,437
FINANCIAL (DIVERSIFIED)--6.1%
American Express Co.....................        40,000     6,650,000
Citigroup, Inc..........................       225,000    12,501,562
Freddie Mac.............................       100,000     4,706,250
Morgan Stanley Dean Witter & Co.........        60,000     8,565,000
                                                        ------------
                                                          32,422,812
                                                        ------------
HEALTH CARE (DIVERSIFIED)--1.0%
Warner-Lambert Co.......................        65,000     5,325,937
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.0%
Genentech, Inc.(b)......................        60,000     8,070,000
Merck & Co., Inc........................       112,600     7,551,238
Pfizer, Inc.............................       365,850    11,867,259
Schering-Plough Corp....................       100,000     4,218,750
                                                        ------------
                                                          31,707,247
                                                        ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.8%
Guidant Corp.(b)........................        65,000     3,055,000
Medtronic, Inc..........................       322,600    11,754,738
                                                        ------------
                                                          14,809,738
                                                        ------------
INVESTMENT BANKING/BROKERAGE--1.6%
Goldman Sachs Group, Inc. (The).........        32,000     3,014,000
Merrill Lynch & Co., Inc................        66,000     5,511,000
                                                        ------------
                                                           8,525,000
                                                        ------------
LODGING-HOTELS--1.7%
Carnival Corp...........................       189,700     9,070,031

24                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                                               SHARES      VALUE
                                              --------  ------------
MANUFACTURING (DIVERSIFIED)--1.2%
Tyco International Ltd..................        90,000  $  3,498,750
United Technologies Corp................        40,000     2,600,000
                                                        ------------
                                                           6,098,750
                                                        ------------
PERSONAL CARE--0.7%
Gillette Co. (The)......................        83,600     3,443,275
RETAIL (BUILDING SUPPLIES)--5.1%
Home Depot, Inc. (The)..................       307,500    21,082,969
Lowe's Companies., Inc..................       100,300     5,992,925
                                                        ------------
                                                          27,075,894
                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)--1.5%
Best Buy Co., Inc.(b)...................        68,000     3,412,750
Circuit City Stores-Circuit City
Group...................................       100,000     4,506,250
                                                        ------------
                                                           7,919,000
                                                        ------------
RETAIL (DEPARTMENT STORES)--0.5%
Kohl's Corp.(b).........................        40,000     2,887,500
RETAIL (DRUG STORES)--1.0%
Walgreen Co.............................       190,000     5,557,500
RETAIL (GENERAL MERCHANDISE)--3.6%
Dayton Hudson Corp.(b)..................        75,000     5,507,813
Wal-Mart Stores, Inc....................       195,000    13,479,375
                                                        ------------
                                                          18,987,188
                                                        ------------
RETAIL (SPECIALTY)--1.1%
Staples, Inc.(b)........................       279,750     5,804,813
                                               SHARES      VALUE
                                              --------  ------------
SERVICES (ADVERTISING/MARKETING)--1.3%
Interpublic Group of Companies, Inc.
(The)...................................       120,000  $  6,922,500
SERVICES (COMMERCIAL & CONSUMER)--1.6%
Cendant Corp.(b)........................       325,500     8,646,094
SERVICES (COMPUTER SYSTEMS)--2.0%
Electronic Data Systems Corp............       160,000    10,710,000
TELECOMMUNICATIONS (LONG DISTANCE)--5.5%
MCI WorldCom, Inc.(b)...................       553,500    29,370,094
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $240,849,873)                           513,141,574
- --------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.5%
ENTERTAINMENT--0.5%
News Corporation Ltd. (The)
Sponsored ADR
(Australia)................            66,000              2,524,500
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,629,211)                               2,524,500
- --------------------------------------------------------------------

TOTAL INVESTMENTS--97.1%
(IDENTIFIED COST $243,479,084)                           515,666,074(a)
Cash and receivables, less liabilities--2.9%              15,133,167
                                               ---------------------
NET ASSETS--100.0%                             $         530,799,241
                                               =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $274,647,417 and gross depreciation of $5,807,049 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $246,825,706.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $243,479,084)                              $  515,666,074
Cash                                                              15,980,207
Receivables
  Fund shares sold                                                   925,740
  Dividends and interest                                             156,622
                                                              --------------
    Total assets                                                 532,728,643
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            650,295
  Distribution fee                                                   663,436
  Investment advisory fee                                            353,395
  Administration fee                                                 221,916
  Trustees' fee                                                        5,428
Accrued expenses                                                      34,932
                                                              --------------
    Total liabilities                                              1,929,402
                                                              --------------
NET ASSETS                                                    $  530,799,241
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  260,874,252
Accumulated net realized loss                                     (2,262,001)
Net unrealized appreciation                                      272,186,990
                                                              --------------
NET ASSETS                                                    $  530,799,241
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $321,298,548)                6,960,086
Net asset value per share                                             $46.16
Offering price per share $46.16/(1-4.75%)                             $48.46
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $138,625,558)                3,173,377
Net asset value and offering price per share                          $43.68
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $70,875,135)                 1,622,576
Net asset value and offering price per share                          $43.68

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                                                     $    1,933,467
Interest                                                             787,659
                                                              --------------
    Total investment income                                        2,721,126
                                                              --------------
EXPENSES
Investment advisory fee                                            3,571,794
Distribution fee, Class A                                            675,811
Distribution fee, Class B                                          1,137,569
Distribution fee, Class C                                            563,625
Administration                                                     2,250,464
Professional                                                          36,407
Trustees                                                              17,045
                                                              --------------
    Total expenses                                                 8,252,715
                                                              --------------
NET INVESTMENT LOSS                                               (5,531,589)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   40,441,424
Net change in unrealized appreciation (depreciation) on
  investments                                                     93,107,575
                                                              --------------
NET GAIN ON INVESTMENTS                                          133,548,999
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  128,017,410
                                                              ==============

26                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (5,531,589) $ (2,852,205)
  Net realized gain (loss)                  40,441,424    24,005,577
  Net change in unrealized appreciation
    (depreciation)                          93,107,575    76,678,083
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              128,017,410    97,831,455
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (32,506,365)   (3,938,869)
  Net realized gains, Class B              (14,737,596)   (1,688,560)
  Net realized gains, Class C               (7,456,863)     (844,698)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (54,700,824)   (6,472,127)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,492,778 and 1,393,163 shares,
    respectively)                           63,251,908    45,389,712
  Net asset value of shares issued from
    reinvestment of distributions
    (650,922 and 94,125 shares,
    respectively)                           29,512,798     3,589,938
  Cost of shares repurchased (1,241,476
    and 1,467,112 shares, respectively)    (53,099,694)  (47,556,423)
                                          ------------  ------------
Total                                       39,665,012     1,423,227
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (634,388
    and 498,534 shares, respectively)       25,899,845    15,592,450
  Net asset value of shares issued from
    reinvestment of distributions
    (300,215 and 40,281 shares,
    respectively)                           12,885,223     1,473,476
  Cost of shares repurchased (367,722
    and 341,912 shares, respectively)      (15,038,011)  (10,575,072)
                                          ------------  ------------
Total                                       23,747,057     6,490,854
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (398,511
    and 213,942 shares, respectively)       16,321,818     6,658,822
  Net asset value of shares issued from
    reinvestment of distributions
    (154,070 and 20,953 shares,
    respectively)                            6,611,132       766,453
  Cost of shares repurchased (230,854
    and 342,357 shares, respectively)       (9,311,630)  (10,440,823)
                                          ------------  ------------
Total                                       13,621,320    (3,015,548)
                                          ------------  ------------
CLASS M
  Proceeds from sales of shares (0 and
    3,392 shares, respectively)                     --       100,100
  Cost of shares repurchased (0 and
    3,392 shares, respectively)                     --      (111,184)
                                          ------------  ------------
Total                                               --       (11,084)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 77,033,389     4,887,449
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    150,349,975    96,246,777
NET ASSETS
  Beginning of period                      380,449,266   284,202,489
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME
    (LOSS) OF $0 AND $0, RESPECTIVELY]    $530,799,241  $380,449,266
                                          ============  ============

                       See Notes to Financial Statements                      27

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                           ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                           ----------------------------------------------------------------
                                               1999          1998          1997          1996          1995
Net asset value, beginning of period         $38.80        $29.21        $26.50        $22.18        $17.30
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.41)        (0.20)        (0.20)        (0.12)        (0.05)
  Net realized and unrealized gain
    (loss)                                    12.92         10.45          5.23          6.00          4.93
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        12.51         10.25          5.03          5.88          4.88
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
Change in net asset value                      7.36          9.59          2.71          4.32          4.88
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $46.16        $38.80        $29.21        $26.50        $22.18
                                           ========      ========      ========      ========      ========
Total return(2)                               32.47 %       35.13 %       19.23 %       26.53 %       28.21 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $321,299      $235,065      $176,378      $145,469      $122,322

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.58 %        1.60 %         1.6 %(3)      1.7 %(3)      1.9 %
  Net investment income (loss)                (0.97)%       (0.61)%        (0.7)%        (0.4)%        (0.3)%
Portfolio turnover                               43 %          92 %        68.8 %        41.9 %        26.5 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.80% for the periods ended December 31, 1997 and 1996, respectively.

28
                       See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS B
                                           ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                           ----------------------------------------------------------------
                                               1999          1998          1997          1996          1995
Net asset value, beginning of period         $37.21        $28.24        $25.88        $21.85        $17.17
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.70)        (0.43)        (0.42)        (0.30)        (0.21)
  Net realized and unrealized gain
    (loss)                                    12.32         10.06          5.10          5.89          4.89
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        11.62          9.63          4.68          5.59          4.68
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
Change in net asset value                      6.47          8.97          2.36          4.03          4.68
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $43.68        $37.21        $28.24        $25.88        $21.85
                                           ========      ========      ========      ========      ========
Total return(2)                               31.47 %       34.14 %       18.33 %       25.60 %       27.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $138,626       $96,983       $68,051       $47,143       $27,462
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.33 %        2.35 %         2.4 %(3)      2.5 %(3)      2.6 %
  Net investment income (loss)                (1.72)%       (1.35)%        (1.4)%        (1.2)%        (1.0)%
Portfolio turnover                               43 %          92 %        68.8 %        41.9 %        26.5 %

                                                                       CLASS C
                                           ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                           ----------------------------------------------------------------
                                               1999          1998          1997          1996          1995
Net asset value, beginning of period         $37.21        $28.24        $25.88        $21.85        $17.17
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.70)        (0.43)        (0.42)        (0.30)        (0.21)
  Net realized and unrealized gain
    (loss)                                    12.32         10.06          5.10          5.89          4.89
                                           --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        11.62          9.63          4.68          5.59          4.68
                                           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income           --            --            --            --            --
  Dividends from net realized gains           (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                     (5.15)        (0.66)        (2.32)        (1.56)           --
                                           --------      --------      --------      --------      --------
Change in net asset value                      6.47          8.97          2.36          4.03          4.68
                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $43.68        $37.21        $28.24        $25.88        $21.85
                                           ========      ========      ========      ========      ========
Total return(2)                               31.47 %       34.14 %       18.33 %       25.60 %       27.26 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $70,875       $48,401       $39,773       $26,092       $15,105
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.33 %        2.35 %         2.4 %(3)      2.5 %(3)      2.6 %
  Net investment income (loss)                (1.72)%       (1.35)%        (1.4)%        (1.2)%        (1.0)%
Portfolio turnover                               43 %          92 %        68.8 %        41.9 %        26.5 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.50% for the periods ended December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND


                        INVESTMENTS AT DECEMBER 31, 1999

                                               SHARES           VALUE
                                              --------  ---------------------
COMMON STOCKS--89.0%

AIR FREIGHT--0.7%
Expeditors International of Washington,
Inc.....................................        40,000  $           1,752,500
BIOTECHNOLOGY--1.7%
Coulter Pharmaceutical, Inc.(b).........        30,000                680,625
IDEC Pharmaceuticals Corp.(b)...........        12,000              1,179,000
Pharmacyclics, Inc.(b)..................        20,000                825,000
Progenics Pharmaceuticals, Inc.(b)......        30,000              1,466,250
                                                        ---------------------
                                                                    4,150,875
                                                        ---------------------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.0%
Cumulus Media, Inc.(b)..................        50,000              2,537,500
Salem Communications Corp.(b)...........        50,000              1,131,250
Spanish Broadcasting System, Inc. Class
A(b)....................................        30,000              1,207,500
                                                        ---------------------
                                                                    4,876,250
                                                        ---------------------

COMMUNICATIONS EQUIPMENT--5.7%
Advanced Fibre Communications,
Inc.(b).................................        42,500              1,899,219
Ortel Corp.(b)..........................       100,000             12,000,000
                                                        ---------------------
                                                                   13,899,219
                                                        ---------------------

COMPUTERS (NETWORKING)--3.4%
Agile Software Corp.(b).................        16,000              3,475,750
C-bridge Internet Solutions, Inc.(b)....        29,000              1,410,125
ITXC Corp.(b)...........................        24,000                807,000
Retek, Inc.(b)..........................        24,000              1,806,000
Women.com Networks, Inc.(b).............        20,000                285,000
Xpedior, Inc.(b)........................        20,000                575,000
                                                        ---------------------
                                                                    8,358,875
                                                        ---------------------
                                               SHARES           VALUE
                                              --------  ---------------------

COMPUTERS (SOFTWARE & SERVICES)--22.1%
BEA Systems, Inc.(b)....................       150,000  $          10,490,625
Commerce One, Inc.(b)...................        45,000              8,842,500
Concentric Network Corp.(b).............        50,000              1,540,625
E.piphany, Inc.(b)......................        12,000              2,677,500
HNC Software, Inc.(b)...................        15,000              1,586,250
Interwoven, Inc.(b).....................        17,000              2,067,625
Keynote Systems, Inc.(b)................        28,000              2,065,000
Legato Systems, Inc.(b).................        60,000              4,128,750
NetZero, Inc.(b)........................        47,100              1,268,756
New Era of Networks, Inc.(b)............        35,000              1,666,875
Peregrine Systems, Inc.(b)..............        95,000              7,849,375
Sapient Corp.(b)........................        36,000              5,073,750
TIBCO Software, Inc.(b).................        22,000              3,366,000
Verio, Inc.(b)..........................        25,000              1,154,687
ZapMe! Corp.(b).........................        37,300                321,712
                                                        ---------------------
                                                                   54,100,030
                                                        ---------------------

CONSUMER FINANCE--2.2%
Metris Companies, Inc...................       150,000              5,353,125

ELECTRICAL EQUIPMENT--3.0%
Advanced Energy Industries, Inc.(b).....        50,000              2,462,500
C-COR.net Corp.(b)......................        14,000              1,072,750
Flextronics International Ltd.(b).......        80,000              3,680,000
                                                        ---------------------
                                                                    7,215,250
                                                        ---------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)--1.5%
Caliper Technologies Corp.(b)...........        20,000              1,335,000
NETsilicon, Inc.(b).....................       110,000              2,206,875
                                                        ---------------------
                                                                    3,541,875
                                                        ---------------------

                       See Notes to Financial Statements                      33

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES           VALUE
                                              --------  ---------------------
ELECTRONICS (INSTRUMENTATION)--0.5%
Meade Instruments Corp.(b)..............        40,000  $           1,140,000
ELECTRONICS (SEMICONDUCTORS)--11.4%
Applied Micro Circuits Corp.(b).........        75,600              9,620,100
Conexant Systems, Inc.(b)...............        86,000              5,708,250
Micrel, Inc.(b).........................        76,000              4,327,250
SDL, Inc.(b)............................        15,200              3,313,600
TriQuint Semiconductor, Inc.(b).........        20,500              2,280,625
Vitesse Semiconductor Corp.(b)..........        50,000              2,621,875
                                                        ---------------------
                                                                   27,871,700
                                                        ---------------------

EQUIPMENT (SEMICONDUCTOR)--2.4%
Cymer, Inc.(b)..........................        73,000              3,358,000
PRI Automation, Inc.(b).................        18,000              1,208,250
Rudolph Technologies, Inc.(b)...........        40,000              1,340,000
                                                        ---------------------
                                                                    5,906,250
                                                        ---------------------

FINANCIAL (DIVERSIFIED)--1.1%
Federal Agricultural Mortgage Corp.
Class C(b)..............................        63,000              1,271,812
Pinnacle Holdings, Inc.(b)..............        30,000              1,271,250
                                                        ---------------------
                                                                    2,543,062
                                                        ---------------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.8%
Championship Auto Racing Teams,
Inc.(b).................................        80,000              1,840,000

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.6%
Inhale Therapeutic Systems(b)...........        30,000              1,276,875
ViroPharma, Inc.(b).....................         6,000                222,000
                                                        ---------------------
                                                                    1,498,875
                                                        ---------------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.7%
ArthroCare Corp.(b).....................        14,000                854,000
MiniMed, Inc. (b).......................        12,000                879,000
                                                        ---------------------
                                                                    1,733,000
                                                        ---------------------

INVESTMENT MANAGEMENT--0.7%
Gabelli Asset Management, Inc. Class
A(b)....................................       110,000              1,787,500
OIL & GAS (EXPLORATION & PRODUCTION)--2.3%
Pinnacle Oil International, Inc.(b).....       224,500              5,668,625

PUBLISHING--0.8%
Scholastic Corp.(b).....................        33,000              2,052,188
RAILROADS--1.5%
Kansas City Southern Industries, Inc....        50,000              3,731,250
                                               SHARES           VALUE
                                              --------  ---------------------

RESTAURANTS--1.8%
Cheesecake Factory, Inc. (The)(b).......        80,000  $           2,800,000
Papa John's International, Inc.(b)......        65,000              1,694,063
                                                        ---------------------
                                                                    4,494,063
                                                        ---------------------

RETAIL (BUILDING SUPPLIES)--0.9%
Fastenal Co.............................        50,000              2,246,875

RETAIL (DISCOUNTERS)--0.9%
99 Cents Only Stores(b).................        58,100              2,222,325

RETAIL (FOOD CHAINS)--2.2%
Smart & Final, Inc.(b)..................        96,499                699,618
Whole Foods Market, Inc.(b).............       100,000              4,637,500
                                                        ---------------------
                                                                    5,337,118
                                                        ---------------------

RETAIL (SPECIALTY)--3.5%
Cost Plus, Inc.(b)......................       152,775              5,442,609
Linens 'n Things, Inc.(b)...............        36,000              1,066,500
Lithia Motors, Inc. Class A(b)..........        42,500                759,688
Restoration Hardware, Inc.(b)...........        75,000                510,938
uBid, Inc.(b)...........................        30,000                795,000
                                                        ---------------------
                                                                    8,574,735
                                                        ---------------------

RETAIL (SPECIALTY-APPAREL)--0.7%
Children's Place Retail Stores, Inc.
(The)(b)................................       100,000              1,643,750

SERVICES (ADVERTISING/MARKETING)--5.0%
DoubleClick, Inc.(b)....................        36,750              9,300,047
MyPoints.com, Inc.(b)...................        40,000              2,960,000
                                                        ---------------------
                                                                   12,260,047
                                                        ---------------------

SERVICES (COMMERCIAL & CONSUMER)--3.4%
Charles River Associates, Inc.(b).......        30,000              1,005,000
Corporate Executive Board Co.
(The)(b)................................        42,000              2,346,750
MIPS Technologies, Inc. Class A(b)......        62,800              3,265,600
NCO Group, Inc.(b)......................        53,000              1,596,625
eCollege.com, Inc.(b)...................        12,000                131,250
                                                        ---------------------
                                                                    8,345,225
                                                        ---------------------

SERVICES (COMPUTER SYSTEMS)--2.1%
CyberSource Corp.(b)....................        30,000              1,552,500
Whittman-Hart, Inc.(b)..................        68,000              3,646,500
                                                        ---------------------
                                                                    5,199,000
                                                        ---------------------

SERVICES (DATA PROCESSING)--0.9%
McAfee.com Corp.(b).....................        28,000              1,260,000

34                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES           VALUE
                                              --------  ---------------------
SERVICES (DATA PROCESSING)--CONTINUED
Predictive Systems, Inc.(b).............        14,000  $             917,000
                                                        ---------------------
                                                                    2,177,000
                                                        ---------------------

SERVICES (EMPLOYMENT)--0.2%
Edison Schools Inc.(b)..................        30,000                472,500

TELECOMMUNICATIONS (LONG DISTANCE)--1.8%
Network Plus Corp.(b)...................        75,000              1,575,000
WinStar Communications, Inc.(b).........        38,000              2,845,250
                                                        ---------------------
                                                                    4,420,250
                                                        ---------------------

TEXTILES (APPAREL)--0.5%
bebe Stores, Inc.(b)....................        40,500              1,093,500
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $93,915,604)                                     217,506,837
- -----------------------------------------------------------------------------
FOREIGN COMMON STOCKS--2.6%

COMMUNICATIONS EQUIPMENT--1.0%
Research in Motion Ltd. (Canada)(b).....        50,000              2,297,908
                                               SHARES           VALUE
                                              --------  ---------------------

INSURANCE (LIFE/HEALTH)--0.4%
London Pacific Group Ltd. Sponsored ADR
(United Kingdom)........................        29,000  $           1,044,000

OIL & GAS (EXPLORATION & PRODUCTION)--0.8%
Encal Energy Ltd. (Canada)(b)...........       430,000              1,955,461

SERVICES (DATA PROCESSING)--0.4%
Trintech Group PLC Sponsored ADR
(Ireland)(b)............................        20,000                990,000
- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,085,490)                                        6,287,369
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--91.6%
(IDENTIFIED COST $97,001,094)                                     223,794,206(a)
Cash and receivables, less liabilities--8.4%                       20,648,824
                                                        ---------------------
NET ASSETS--100.0%                                      $         244,443,030
                                                        =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $130,109,841 and gross depreciation of $3,660,421 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $97,344,786.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $97,001,094)                               $  223,794,206
Cash                                                              19,479,540
Receivables
  Fund shares sold                                                 2,085,781
  Dividends and interest                                              56,702
                                                              --------------
    Total assets                                                 245,416,229
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            406,901
  Distribution fee                                                   263,154
  Investment advisory fee                                            178,511
  Administration fee                                                  96,938
  Trustees' fee                                                        5,428
Accrued expenses                                                      22,267
                                                              --------------
    Total liabilities                                                973,199
                                                              --------------
NET ASSETS                                                    $  244,443,030
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  122,314,202
Accumulated net realized loss                                     (4,664,284)
Net unrealized appreciation                                      126,793,112
                                                              --------------
NET ASSETS                                                    $  244,443,030
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $132,996,285)                2,991,773
Net asset value per share                                             $44.45
Offering price per share $44.45/(1-4.75%)                             $46.67
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $73,862,559)                 1,704,950
Net asset value and offering price per share                          $43.32
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $37,584,186)                   868,177
Net asset value and offering price per share                          $43.29

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                                                      $      379,168
Dividends                                                             44,806
                                                              --------------
    Total investment income                                          423,974
                                                              --------------
EXPENSES
Investment advisory fee                                            1,205,720
Distribution fee, Class A                                            176,325
Distribution fee, Class B                                            387,883
Distribution fee, Class C                                            190,106
Administration                                                       691,595
Professional                                                          17,875
Trustees                                                              11,999
                                                              --------------
    Total expenses                                                 2,681,503
    Less expenses borne by investment adviser                        (29,874)
                                                              --------------
    Net expenses                                                   2,651,629
                                                              --------------
NET INVESTMENT LOSS                                               (2,227,655)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    6,350,070
Net realized loss on foreign currency transactions                    (1,903)
Net change in unrealized appreciation (depreciation)
  on investments                                                 103,350,257
                                                              --------------
NET GAIN ON INVESTMENTS                                          109,698,424
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  107,470,769
                                                              ==============

36                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $(2,227,655)  $ (1,330,768)
  Net realized gain (loss)                  6,348,167    (10,303,702)
  Net change in unrealized appreciation
     (depreciation)                       103,350,257     22,375,638
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS            107,470,769     10,741,168
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  In excess of accumulated net realized
     gains, Class A                                --        (48,557)
  In excess of accumulated net realized
     gains, Class B                                --        (28,857)
  In excess of accumulated net realized
     gains, Class C                                --        (13,819)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                 --        (91,233)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,162,580 and 1,832,747 shares,
    respectively)                          58,137,050     39,721,245
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 2,097 shares, respectively)             --         46,145
  Cost of shares repurchased (1,421,135
    and 901,103 shares, respectively)     (38,629,734)   (19,287,058)
                                          ------------  ------------
Total                                      19,507,316     20,480,332
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (609,129
    and 776,437 shares, respectively)      15,875,386     16,692,888
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 1,267 shares, respectively)             --         27,357
  Cost of shares repurchased (242,043
    and 268,731 shares, respectively)      (5,699,467)    (5,454,844)
                                          ------------  ------------
Total                                      10,175,919     11,265,401
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (406,932
    and 389,879 shares, respectively)      10,621,041      8,174,670
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 580 shares, respectively)               --         12,526
  Cost of shares repurchased (174,616
    and 141,833 shares, respectively)      (4,172,562)    (2,899,692)
                                          ------------  ------------
Total                                       6,448,479      5,287,504
                                          ------------  ------------
CLASS M
  Proceeds from sales of shares (0 and
    5,260 shares, respectively)                    --        110,536
  Cost of shares repurchased (0 and
    5,260 shares, respectively)                    --       (102,183)
                                          ------------  ------------
Total                                              --          8,353
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                36,131,714     37,041,590
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS   143,602,483     47,691,525
NET ASSETS
  Beginning of period                     100,840,547     53,149,022
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF $0
    AND $0, RESPECTIVELY]                 $244,443,030  $100,840,547
                                          ============  ============

                       See Notes to Financial Statements                      37

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                          ----------------------------------------------------------
                                                1999        1998        1997        1996        1995
Net asset value, beginning of period      $    24.08   $   21.09   $   18.39   $   14.90   $   12.07
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)              (0.37)      (0.30)      (0.31)      (0.12)       0.22
  Net realized and unrealized gain
    (loss)                                     20.74        3.31        5.07        7.45        2.87
                                          ----------   ---------   ---------   ---------   ---------
      TOTAL FROM INVESTMENT OPERATIONS         20.37        3.01        4.76        7.33        3.09
                                          ----------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment income            --          --          --       (0.28)      (0.08)
  Dividends from net realized gains               --          --       (2.06)      (3.56)      (0.18)
  In excess of accumulated net realized
    gains                                         --       (0.02)         --          --          --
                                          ----------   ---------   ---------   ---------   ---------
      TOTAL DISTRIBUTIONS                         --       (0.02)      (2.06)      (3.84)      (0.26)
                                          ----------   ---------   ---------   ---------   ---------
Change in net asset value                      20.37        2.99        2.70        3.49        2.83
                                          ----------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD            $    44.45   $   24.08   $   21.09   $   18.39   $   14.90
                                          ==========   =========   =========   =========   =========
Total return(2)                                84.59 %     14.29 %     26.41 %     52.37 %     25.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $132,996     $54,187     $27,771      $7,859      $1,742

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                         1.73 %      1.78 %      1.80 %      1.10 %        --%
  Net investment income (loss)                 (1.40)%     (1.39)%     (1.40)%     (0.70)%      1.50%
Portfolio turnover                               105 %       147 %     313.5 %     297.1 %     121.4%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.75%, 1.83%, 1.80%, 1.90% and 2.30% for the periods ended December 31, 1999,
     1998, 1997, 1996 and 1995, respectively.

38
                       See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS B
                                          -----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                          -----------------------------------------------------------
                                                  1999            1998            1997           1996
Net asset value, beginning of period        $ 23.64         $ 20.87         $ 18.35         $16.44(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.55)          (0.45)          (0.46)         (0.32)
  Net realized and unrealized gain
    (loss)                                    20.23            3.24            5.04           2.43
                                            -------         -------         -------         ------
      TOTAL FROM INVESTMENT OPERATIONS        19.68            2.79            4.58           2.11
                                            -------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income           --              --              --             --
  Dividends from net realized gains              --              --           (2.06)         (0.20)
  In excess of accumulated net realized
    gains                                        --           (0.02)             --             --
                                            -------         -------         -------         ------
      TOTAL DISTRIBUTIONS                        --           (0.02)          (2.06)         (0.20)
                                            -------         -------         -------         ------
Change in net asset value                     19.68            2.77            2.52           1.91
                                            -------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD              $ 43.32         $ 23.64         $ 20.87         $18.35
                                            =======         =======         =======         ======
Total return(2)                               83.25 %         13.39 %         25.49 %        12.84 %(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $73,863         $31,631         $17,298         $1,480
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.48 %(3)       2.53 %(3)       2.60 %(3)      2.60 %(4)
  Net investment income (loss)                (2.15)%         (2.14)%         (2.10)%        (2.20)%(4)
Portfolio turnover                              105 %           147 %         313.5 %        297.1 %

                                                                   CLASS C
                                          ----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                          ----------------------------------------------------------
                                              1999                1998           1997           1996
Net asset value, beginning of period        $ 23.63         $ 20.87         $18.35         $17.99(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)             (0.55)          (0.45)         (0.47)         (0.29)
  Net realized and unrealized gain
    (loss)                                    20.21            3.23           5.05           0.85
                                            -------         -------         ------         ------
      TOTAL FROM INVESTMENT OPERATIONS        19.66            2.78           4.58           0.56
                                            -------         -------         ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income           --              --             --             --
  Dividends from net realized gains              --              --          (2.06)         (0.20)
  In excess of accumulated net realized
    gains                                        --           (0.02)            --             --
                                            -------         -------         ------         ------
      TOTAL DISTRIBUTIONS                        --           (0.02)         (2.06)         (0.20)
                                            -------         -------         ------         ------
Change in net asset value                     19.66            2.76           2.52           0.36
                                            -------         -------         ------         ------
NET ASSET VALUE, END OF PERIOD              $ 43.29         $ 23.63         $20.87         $18.35
                                            =======         =======         ======         ======
Total return(2)                               83.20 %         13.34 %        25.49 %         3.12 %(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $37,584         $15,023         $8,080            $54
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.48 %(3)       2.53 %(3)      2.60 %(3)      2.60 %(4)
  Net investment income (loss)                (2.15)%         (2.14)%        (2.10)%        (2.20)%(4)
Portfolio turnover                              105 %           147 %        313.5 %        297.1 %

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.50%, 2.58% and 2.60% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.

                       See Notes to Financial Statements

PHOENIX-ENGEMANN VALUE 25 FUND



                        INVESTMENTS AT DECEMBER 31, 1999


                                               SHARES          VALUE
                                              --------  --------------------
COMMON STOCKS--99.7%
AEROSPACE/DEFENSE--4.5%
Goodrich (B.F) Co. (The)................        39,500  $          1,086,250
AUTO PARTS & EQUIPMENT--7.6%
Dana Corp...............................        30,300               907,106
Snap-On Tools Inc.......................        34,700               921,719
                                                        --------------------
                                                                   1,828,825
                                                        --------------------
AUTOMOBILES--8.3%
Ford Motor Co...........................        19,000             1,015,312
General Motors Corp.....................        13,800             1,003,087
                                                        --------------------
                                                                   2,018,399
                                                        --------------------
BUILDING MATERIALS--3.5%
Armstrong World Industries, Inc.........        25,100               837,712
CONSUMER (JEWELRY, NOVELTIES & GIFTS)--4.2%
American Greetings Corp.................        42,700             1,008,788
CONTAINERS (METAL & GLASS)--4.3%
Crown Cork & Seal Co., Inc..............        46,400             1,038,200
ELECTRICAL EQUIPMENT--4.0%
Cooper Industries, Inc..................        24,100               974,544
ENGINEERING & CONSTRUCTION--3.4%
Foster Wheeler Corp.....................        93,400               828,925
FOODS--4.2%
ConAgra, Inc............................        44,900             1,013,056
HARDWARE & TOOLS--4.2%
Stanley Works, The......................        33,800             1,018,225

                                               SHARES          VALUE
                                              --------  --------------------
HOMEBUILDING--4.2%
Fleetwood Enterprises, Inc..............        49,800  $          1,027,125
HOUSEWARES--4.2%
Fortune Brands, Inc.....................        30,700             1,015,019
IRON & STEEL--3.1%
Allegheny Technologies. Inc.............        33,350               748,291
MANUFACTURING (DIVERSIFIED)--4.1%
National Service Industries, Inc........        33,600               991,200
OIL & GAS (REFINING & MARKETING)--4.2%
Ashland, Inc............................        30,800             1,014,475
PAPER & FOREST PRODUCTS--4.2%
Louisiana-Pacific Corp..................        72,100             1,027,425
PERSONAL CARE--4.1%
Avon Products, Inc......................        29,900               986,700
RETAIL (DRUG STORES)--3.7%
Rite Aid Corp...........................        80,100               896,119
RETAIL (GENERAL MERCHANDISE)--4.1%
Sears, Roebuck & Co.....................        32,800               998,350
SERVICES (COMMERCIAL & CONSUMER)--3.6%
Service Corp. International.............       123,900               859,556
SPECIALTY PRINTING--3.8%
Donnelley (R.R.) & Sons Co..............        36,600               908,138
TEXTILES (HOME FURNISHINGS)--4.2%
Springs Industries, Inc. Class A........        25,500             1,018,406

42                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund


                                               SHARES          VALUE
                                              --------  --------------------
TRUCKS & PARTS--4.0%
PACCAR, Inc.............................        22,000  $            974,875
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $28,459,025)                                     24,118,603
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $28,459,025)                                     24,118,603(a)
Cash and receivables, less liabilities--0.3%                          80,463
                                                        --------------------
NET ASSETS--100.0%                                      $         24,199,066
                                                        ====================

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $548,216 and gross depreciation of $4,891,044 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $28,461,431.

                       See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $28,459,025)                               $   24,118,603
Receivables
  Investment securities sold                                         331,591
  Dividends and interest                                              72,379
  Fund shares sold                                                    15,670
                                                              --------------
    Total assets                                                  24,538,243
                                                              --------------
LIABILITIES
Custodian                                                            164,938
Payables
  Fund shares repurchased                                             80,163
  Distribution fee                                                    38,739
  Investment advisory fee                                             15,823
  Administration fee                                                  12,565
  Trustees' fee                                                        5,428
Accrued expenses                                                      21,521
                                                              --------------
    Total liabilities                                                339,177
                                                              --------------
NET ASSETS                                                    $   24,199,066
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   28,627,728
Undistributed net investment income                                   41,897
Accumulated net realized loss                                       (130,137)
Net unrealized depreciation                                       (4,340,422)
                                                              --------------
NET ASSETS                                                    $   24,199,066
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $13,500,475)                 1,462,302
Net asset value per share                                              $9.23
Offering price per share $9.23/(1-4.75%)                               $9.69

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,546,010)                    823,212
Net asset value and offering price per share                           $9.17

CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,152,581)                    343,991
Net asset value and offering price per share                           $9.16

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                                                     $      946,811
Interest                                                               8,455
                                                              --------------
    Total investment income                                          955,266
                                                              --------------
EXPENSES
Investment advisory fee                                              280,289
Distribution fee, Class A                                             41,044
Distribution fee, Class B                                            100,141
Distribution fee, Class C                                             46,957
Administration                                                       186,765
Professional                                                          17,042
Trustees                                                              11,694
                                                              --------------
    Total expenses                                                   683,932
    Less expenses borne by investment adviser                        (28,736)
                                                              --------------
    Net expenses                                                     655,196
                                                              --------------
NET INVESTMENT INCOME                                                300,070
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    3,211,792
Net change in unrealized appreciation (depreciation) on
  investments                                                     (5,116,766)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (1,904,974)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          ($   1,604,904)
                                                              ==============

44                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended   Year Ended
                                           12/31/99     12/31/98
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $  300,070   $   334,618
  Net realized gain (loss)                 3,211,792     2,097,474
  Net change in unrealized appreciation
     (depreciation)                       (5,116,766)     (352,262)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS            (1,604,904)    2,079,830
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (199,489)     (211,860)
  Net investment income, Class B             (63,334)      (57,698)
  Net investment income, Class C             (25,820)      (35,805)
  Net investment income, Class M                  --          (335)
  Net realized gains, Class A             (1,953,603)     (869,860)
  Net realized gains, Class B             (1,144,495)     (538,067)
  Net realized gains, Class C               (477,608)     (327,380)
  In excess of net realized gains, Class
    A                                        (71,100)           --
  In excess of net realized gains, Class
    B                                        (41,654)           --
  In excess of net realized gains, Class
    C                                        (17,382)           --
                                          -----------  -----------

  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS         (3,994,485)   (2,041,005)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (174,138
    and 447,148 shares, respectively)      2,143,783     5,386,173
  Net asset value of shares issued from
    reinvestment of distributions
    (229,321 and 92,048 shares,
    respectively)                          2,131,821     1,040,977
  Cost of shares repurchased (495,346
    and 673,296 shares, respectively)     (5,870,932)   (7,993,719)
                                          -----------  -----------
Total                                     (1,595,328)   (1,566,569)
                                          -----------  -----------
CLASS B
  Proceeds from sales of shares (107,152
    and 297,032 shares, respectively)      1,292,314     3,568,146
  Net asset value of shares issued from
    reinvestment of distributions
    (105,576 and 39,114 shares,
    respectively)                            975,535       439,118
  Cost of shares repurchased (336,907
    and 151,755 shares, respectively)     (3,840,069)   (1,790,599)
                                          -----------  -----------
Total                                     (1,572,220)    2,216,665
                                          -----------  -----------
CLASS C
  Proceeds from sales of shares (47,266
    and 249,615 shares, respectively)        586,348     2,992,809
  Net asset value of shares issued from
    reinvestment of distributions
    (49,536 and 30,269 shares,
    respectively)                            459,616       339,363
  Cost of shares repurchased (326,376
    and 130,943 shares, respectively)     (3,792,417)   (1,510,855)
                                          -----------  -----------
Total                                     (2,746,453)    1,821,317
                                          -----------  -----------
CLASS M
  Proceeds from sales of shares (0 and
    20,926 shares, respectively)                  --       256,291
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 28 shares, respectively)               --           335
  Cost of shares repurchased (0 and
    20,954 shares, respectively)                  --      (263,766)
                                          -----------  -----------
Total                                             --        (7,140)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS               (5,914,001)    2,464,273
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS   (11,513,390)   2,503,098
NET ASSETS
  Beginning of period                     35,712,456    33,209,358
                                          -----------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $41,897 AND $30,470, RESPECTIVELY]    $24,199,066  $35,712,456
                                          ===========  ===========

                       See Notes to Financial Statements                      45

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                          CLASS A
                                  --------------------------------------------------------
                                                                                INCEPTION
                                         YEAR ENDED DECEMBER 31,                12/17/96
                                  --------------------------------------           TO
                                       1999         1998            1997        12/31/96
Net asset value, beginning of
  period                          $   11.64    $   11.56       $   10.11       $     10.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)         0.17         0.15(1)         0.17(1)             --(1)
  Net realized and unrealized
    gain (loss)                       (0.84)        0.66            1.95              0.11
                                  ---------    ---------       ---------       -----------
      TOTAL FROM INVESTMENT
        OPERATIONS                    (0.67)        0.81            2.12              0.11
                                  ---------    ---------       ---------       -----------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                 (0.16)       (0.14)          (0.12)               --
  Dividends from net realized
    gains                             (1.52)       (0.59)          (0.55)               --
  In excess of net realized
    gains                             (0.06)          --              --                --
                                  ---------    ---------       ---------       -----------
      TOTAL DISTRIBUTIONS             (1.74)       (0.73)          (0.67)               --
                                  ---------    ---------       ---------       -----------
Change in net asset value             (2.41)        0.08            1.45              0.11
                                  ---------    ---------       ---------       -----------
NET ASSET VALUE, END OF PERIOD    $    9.23    $   11.64       $   11.56       $     10.11
                                  =========    =========       =========       ===========
Total return(2)                       (5.75)%       7.23%          21.10%             1.10%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                       $13,500      $18,090         $19,518              $482

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                   1.75%(3)      1.75%(3)       1.80%(3)          1.70%(4)
  Net investment income (loss)         1.32%        1.25%           1.40%             1.80%(4)
Portfolio turnover                      181%         135%           87.7%               --%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.84%, 1.86% and 1.80% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.

46
                       See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                   CLASS B
                                          -------------------------
                                           YEAR ENDED DECEMBER 31,
                                          -------------------------
                                             1999     1998     1997
Net asset value, beginning of period      $11.59   $ 11.53  $10.39(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              0.07      0.06(1)   0.08(1)
  Net realized and unrealized gain
    (loss)                                 (0.83)     0.65    1.67
                                          ------   -------  ------
      TOTAL FROM INVESTMENT OPERATIONS     (0.76)     0.71    1.75
                                          ------   -------  ------
LESS DISTRIBUTIONS
  Dividends from net investment income     (0.08)    (0.06)  (0.06)
  Dividends from net realized gains        (1.52)    (0.59)  (0.55)
  In excess of net realized gains          (0.06)       --      --
                                          ------   -------  ------
      TOTAL DISTRIBUTIONS                  (1.66)    (0.65)  (0.61)
                                          ------   -------  ------
Change in net asset value                  (2.42)     0.06    1.14
                                          ------   -------  ------
NET ASSET VALUE, END OF PERIOD            $ 9.17   $ 11.59  $11.53
                                          ======   =======  ======
Total return(2)                            (6.46)%    6.41%  16.97%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $7,546   $10,981  $8,799
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                     2.50%     2.50%   2.60%(4)
  Net investment income (loss)              0.56%     0.54%   0.70%(4)
Portfolio turnover                           181%      135%   87.7%

                                                   CLASS C
                                          -------------------------
                                           YEAR ENDED DECEMBER 31,
                                          -------------------------
                                             1999     1998     1997
Net asset value, beginning of period      $11.58   $11.52   $10.39(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              0.08     0.06(1)   0.09(1)
  Net realized and unrealized gain
    (loss)                                 (0.84)    0.65     1.66
                                          ------   ------   ------
      TOTAL FROM INVESTMENT OPERATIONS     (0.76)    0.71     1.75
                                          ------   ------   ------
LESS DISTRIBUTIONS
  Dividends from net investment income     (0.08)   (0.06)   (0.07)
  Dividends from net realized gains        (1.52)   (0.59)   (0.55)
  In excess of net realized gains          (0.06)      --       --
                                          ------   ------   ------
      TOTAL DISTRIBUTIONS                  (1.66)   (0.65)   (0.62)
                                          ------   ------   ------
Change in net asset value                  (2.42)    0.06     1.13
                                          ------   ------   ------
NET ASSET VALUE, END OF PERIOD            $ 9.16   $11.58   $11.52
                                          ======   ======   ======
Total return(2)                            (6.49)%   6.42%   17.01%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $3,153   $6,642   $4,893
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                     2.50%    2.50%    2.60%(4)
  Net investment income (loss)              0.57%    0.52%    0.80%(4)
Portfolio turnover                           181%     135%    87.7%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.59%, 2.61% and 2.60% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.

                       See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Engemann Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, five Funds are offered for sale: Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, collectively referred to as the "Funds," are series of The Phoenix-Engemann Funds. Each Fund represents an investment in a separate diversified fund with its own investment objectives. BALANCED RETURN FUND seeks to maximize a total investment return consistent with reasonable risk through a balanced approach. FOCUS GROWTH FUND seeks to achieve long-term capital appreciation. NIFTY FIFTY FUND seeks to achieve long-term capital appreciation by investing in approximately 50 different securities. SMALL & MID-CAP GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. VALUE 25 FUND seeks to achieve dividend income and long-term growth of capital by investing in equity securities which the Adviser believes offer the best potential for current dividend yield and long-term capital appreciation.

  Each Fund offers Class A, Class B and Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

F. FORWARD CURRENCY CONTRACTS:

  The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies. Additionally, each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.

  Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. LOAN AGREEMENTS:

  The Funds may invest in direct debt instruments which are invested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans which the Funds are a participant, the Funds may not sell their participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Roger Engemann & Associates, Inc. ("REA", or the "Adviser"), a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. a publicly-traded company 60% owned by Phoenix Home Life Mutual Insurance Company, is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                                 First $50   Next $450   Over $500
                                  Million     Million     Million
                                 ---------   ---------   ---------
Balanced Return Fund...........    0.80%       0.70%       0.60%
Focus Growth Fund..............    0.90%       0.80%       0.70%
Nifty Fifty Fund...............    0.90%       0.80%       0.70%
Small & Mid-Cap Growth Fund....    1.00%       0.90%       0.80%
Value 25 Fund..................    0.90%       0.80%       0.70%

  The Adviser furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities, economic conditions and other pertinent subjects. The Adviser also performs various administrative and shareholder services for each Fund under separate administration agreements. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees, distribution fees, Trustees' fees, audit fees and certain legal fees are paid by the Adviser pursuant to the administration agreements.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $165,377 for Class A shares and deferred sales charges of $605,796 for Class B shares and $104,512 for Class C shares for the year ended December 31, 1999. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 1999 $3,067,353 was retained by the Distributor, $3,181,340 was paid out to unaffiliated Participants and $62,393 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Administrator of the Funds, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.60% of average daily net assets up to $50 million, 0.50% of average daily net assets of $50 million to $500 million, 0.40% of average daily net assets of $500 million through $625 million, and 0.30% of average daily net assets greater than $625 million: a minimum fee may apply.

  PEPCO has voluntarily agreed to waive, when necessary, a portion of its administration fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:

                          1st
                          $50      Next $450   Next $125   Over $625
                        Million     Million     Million     Million
                        --------   ---------   ---------   ---------
Balanced Return
  Fund................   1.09%       0.60%       0.40%       0.40%
Focus Growth Fund.....   0.99%       0.50%       0.30%       0.30%
Nifty Fifty Fund......   0.99%       0.50%       0.30%       0.30%
Small & Mid-Cap Growth
  Fund................   0.60%       0.50%       0.40%       0.40%
Value 25 Fund.........   0.60%       0.50%       0.40%       0.40%

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 1999 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                        Purchases         Sales
                                      --------------  --------------
Balanced Return Fund................   $105,134,124    $ 50,064,234
Focus Growth Fund...................    325,532,121     370,651,989
Nifty Fifty Fund....................    184,573,540     180,403,737
Small & Mid Cap Growth Fund.........    145,720,819     130,587,780
Value 25 Fund.......................     55,409,000      64,715,111

  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 1999, aggregated $41,695,734 and $19,924,453 respectively, for the Balanced Return Fund.

At December 31, 1999, the Focus Growth Fund had outstanding written options as follows:

                          Shares Subject    Expiration       Exercise         Market
Call Options                 to Call           Date           Price           Value
- ------------              --------------  --------------  --------------  --------------
Carnival Corp...........     150,000           1/22           $45.00         $384,375
Texas Instruments,
  Inc...................      60,000           1/22           110.00           93,750

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

Written option activity for the year ended December 31, 1999, for the Focus Growth Fund aggregated the following:

                                             Number of       Amount of
                                              Options         Premium
                                           --------------  --------------
Options outstanding at December 31,
  1998...................................          --        $       --
Options written..........................       6,100         1,623,900
Options canceled in closing purchase
  transactions...........................          --                --
Options expired..........................      (3,000)         (472,234)
Options exercised........................      (1,000)         (134,250)
                                               ------        ----------
Options outstanding at December 31,
  1999...................................       2,100        $1,017,416
                                               ======        ==========

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  The following Funds have capital loss carryovers, expiring in 2006, which may be used to offset future capital gains.

Small & Mid-Cap Growth Fund..............  $ 4,320,592

  Under current tax law, capital loss realized after October 31, may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1999, the Balanced Return Fund and the Value 25 Fund elected to defer losses occurring between November 1, 1999 and December 31, 1999 in the amounts of $17,366 and $139,062, respectively.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1999, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                           Undistributed    Accumulated      Capital paid in
                           net investment   net realized      on shares of
                           income (loss)    gain (loss)    beneficial interest
                           --------------  --------------  -------------------
Balanced Return Fund.....    $   25,941     $    23,819        $   (49,760)
Focus Growth Fund........     7,242,469      (8,158,548)           916,079
Nifty Fifty Fund.........     5,531,589      (5,050,614)          (480,975)
Small & Mid-Cap Growth
  Fund...................     2,227,655           1,903         (2,229,558)

7. OTHER

  On October 20, 1999, the Board of Trustees of Phoenix-Engemann Funds unanimously approved an Agreement and Plan of reorganization relating to the proposed combination of the Phoenix-Aberdeen Worldwide Opportunities Fund and the Phoenix-Engemann Global Growth Fund.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

  Pursuant to the Agreement, the Global Growth Fund transferred substantially all of its assets to the Worldwide Opportunities Fund in exchange for shares of the Worldwide Opportunities Fund and the assumption by the Worldwide Opportunities Fund of certain identified liabilities of the Global Growth Fund. Following the exchange, the Global Growth Fund distributed the shares of the Worldwide Opportunities Fund to its shareholders pro rata, in liquidation of the Global Growth Fund.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended December 31, 1999, the following Funds distributed long-term capital gain dividends as follows:

Balanced Return Fund....................   $  8,937,070
Focus Growth Fund.......................    122,083,343
Nifty Fifty Fund........................     43,569,850
Value 25 Fund...........................        201,184

  For federal income tax purposes, a percentage of the ordinary income dividends paid by the following Funds qualify for the dividends received deduction for corporate shareholders:

Balanced Return Fund........................  76.54%
Value 25 Fund...............................  28.60%

  This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders
of The Phoenix-Engemann Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund (formerly Phoenix-Engemann Growth Fund), Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund, and the Phoenix-Engemann Value 25 Fund (constituting the Phoenix-Engemann Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2000

PXP 2115(2/00)


                          THE PHOENIX-ENGEMANN FUNDS


                                  FORM N-1 A


                           PART C--OTHER INFORMATION


Item 23. Exhibits.



  a.1.    Amended and Restated Agreement and Declaration of Trust(5)
  b.      By-Laws(1)
  c.      Reference is made to Registrant's Amended and Restated Agreement and Declaration of Trust, as
          amended, and filed as described in a.1. above
  d.      Investment Management Agreement
  e.1.    Distribution Agreement with Phoenix Equity Planning Corporation
  e.2.    Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers
  e.3.    Form of Supplement to Phoenix Family of Funds Sales Agreement
  e.4.    Form of Financial Institution Sales Contract for the Phoenix Family of Funds
  f.      Bonus, Profit Sharing, Pension and Other Similar Arrangements--None
  g.      Custodian Agreement(1)
  h.1.    Other Material Contracts--Agreement and Plan of Reorganization(1)
  h.2.    Administration Agreement(10)
  h.3.    Sub-Administration Agreement(11)
  h.4.*   Amendment to Administration Agreement
  i.      Opinion and Consent of Counsel(1)
  j.*     Consent of Certified Public Accountants
  k.      Financial Statements Omitted from Item 23--Not applicable
  l.      Letter of Understanding relating to initial capital--Not Applicable
  m.1.    Rule 12b-1 Plan For Class B Shares
  m.2.    Rule 12b-1 Plan For Class C Shares
  n.27.   Financial Data Schedules
  o.1.*   Amended and Restated Multiple Class Plan
  p.*     Codes of Ethics of the Trust, the Adviser and the Distributor
  q.      Powers of Attorney(11)


-----------
* Filed herewith

 (1) Previously filed as part of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement as filed in June 1986.

 (2) Previously filed as part of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement as filed on January 22, 1986.

 (3) Previously filed as part of Post-Effective Amendment No. 11 to the Registrant's Registration Statement as filed on April 16, 1992.

 (4) Previously filed as part of Post-Effective Amendment No. 12 to the Registrant's Registration Statement as filed on December 23, 1992.

 (5) Previously filed as part of Post-Effective Amendment No. 14 to the Registrant's Registration Statement as filed on August 27, 1993.

 (6) Previously filed as part of Post-Effective Amendment No. 15 to the Registrant's Registration Statement as filed on October 29, 1993.

 (7) Previously filed as part of Post-Effective Amendment No. 18 to the Registrant's Registration Statement as filed on August 10, 1994.

 (8) Previously filed as part of Post-Effective Amendment No. 20 to the Registrant's Registration Statement as filed on April 24, 1996.

 (9) Previously filed as part of Post-Effective Amendment No. 25 to the Registrant's Registration Statement as filed on September 4, 1997.

(10) Previously filed as part of Post-Effective Amendment No. 26 to the Registrant's Registration Statement as filed on September 30, 1997.

(11) Previously filed as part of Post-Effective Amendment No. 27 to the Registrant's Registration Statement as filed on November 21, 1997.

Item 24. Persons Controlled by or Under Common Control with the Fund

     None.


Item 25. Indemnification

     Please see Article VI of the Registrant's By-Laws, previously filed as an Exhibit. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:


     "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."


     Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.



Item 26. Business and Other Connections of Investment Adviser


     For information as to the business, profession, vocation or employment of a substantial nature of the directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-11586) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.


Item 27. Principal Underwriters


 (a) Equity Planning also serves as the principal underwriter for the following other registrants:


    Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Mutual Funds, Phoenix-Goodwin California Tax Exempt Bonds, Inc., Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc., Phoenix-Goodwin Multi-Sector Short Term Bond Fund, Phoenix Investment Fund 97, Phoenix Multi-Portfolio Fund, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Inc., Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, PHL Variable Accumulation Account, PHL Variable Separate Account MVAI, Phoenix Home Life Variable Accumulation Account, Phoenix Home Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account.



 (b) The directors and executive officers of Phoenix Equity Planning Corporation, the distributor for Registrant, are as follows:



    Name and Principal         Positions and Offices       Position and Offices
     Business Address             with Distributor           with Registrant
-------------------------   ---------------------------   ---------------------
Michael E. Haylon           Director                               None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480
Philip R. McLoughlin        Director and Chairman                  None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480
William R. Moyer            Director, Executive Vice               None
100 Bright Meadow Blvd.     President, Chief Financial
P.O. Box 2200               Officer and Treasurer
Enfield, CT 06083-2200

    Name and Principal          Positions and Offices        Position and Offices
     Business Address              with Distributor             with Registrant
-------------------------   -----------------------------   ----------------------
John F. Sharry              President,                               None
56 Prospect Street          Retail Division
P.O. Box 150480
Hartford, CT 06115-0480
Barry Mandinach             Executive Vice President,                None
900 Third Avenue            Chief Marketing Officer,
New York, NY 10022          Retail Division
Robert Tousingnant          Executive Vice President,                None
100 Bright Meadow Blvd.     Chief Sales Officer,
P.O. Box 2200               Retail Division
Enfield, CT 06083-2200
G. Jeffrey Bohne            Vice President, Mutual Fund              None
101 Munson Street           Customer Service
Greenfield, MA 01301
Robert S. Dreissen          Vice President, Compliance          Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480
Jacqueline M. Porter        Assistant Vice President,         Assistant Treasurer
56 Prospect Street          Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


Item 28. Locations of Accounts and Records

     The accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are kept by the Registrant at its offices, 600 North Rosemead Boulevard, Pasadena, CA 91107-2133. Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, is the Registrant's transfer agent, and maintains records relating to such activities. State Street Bank and Trust Company, c/o BFDS, Two Heritage Drive, Boston, MA 02171, as sub-transfer agent, maintains various shareholder account records and information regarding the Balanced Return, Focus Growth, Nifty Fifty, Small & Mid-Cap Growth and Value 25 Funds. The custodian of the assets of the Funds, Union Bank of California, maintains certain records at 475 Sansome Street, San Francisco, California 94111. The Registrant's investment advisor, Roger Engemann & Associates, Inc., maintains records relating to its services at its offices, 600 North Rosemead Boulevard, Pasadena, California 91107-2133.


Item 29. Management Services
     There are no management-related service contracts not discussed in Part A or Part B of this Registration Statement.

Item 30. Undertakings
     Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pasadena, the State of California, on the 1st day of May, 2000.



                                        THE PHOENIX-ENGEMANN FUNDS


                                        By: /s/ Roger Engemann*
                                            -----------------------------------
                                                Roger Engemann
                                                President



     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 1st day of May 2000.





                Signature                           Title            Date
-----------------------------------------   ---------------------   -----
                                            Principal Executive
----------------------------                Officer and Trustee
    Roger Engemann*
                                            Trustee
----------------------------
   Barry E. McKinley*
                                            Trustee
----------------------------
   Robert L. Peterson*
                                            Trustee
----------------------------
   Richard C. Taylor*
                                            Chief Financial
  /s/ Malcolm Axon                          Officer
----------------------------
      Malcolm Axon
                                            Trustee
----------------------------
      Angela Wong*

By: /s/ Thomas N. Steenburg
 --------------------------
 *Thomas N. Steenburg,
 Attorney-in-Fact, pursuant to Powers of
 Attorney previously filed


                                      S-1(c)